TIAA-CREF Funds	Statement of Additional Information

TIAA-CREF Funds

MARCH 1, 2020 (with respect to the Equity Funds, the Emerging Markets Debt Fund and the International Bond Fund)
AUGUST 1, 2019, AS SUPPLEMENTED MARCH 1, 2020 (with respect to all other Fixed-Income Funds and the Real Estate Securities Fund)

Tickers
	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class	Class W

Equity Funds
Emerging Markets Equity Fund	TEMLX	TEMHX	TEMPX	TEMSX	TEMRX	TEMVX
Emerging Markets Equity Index Fund	TEQLX	TEQHX	TEQPX	TEQSX	TEQKX	TENWX
Equity Index Fund	TIEIX	TEIHX	TCEPX	TIQRX	TINRX	TEQWX
Growth & Income Fund	TIGRX	TGIHX	TRPGX	TRGIX	TIIRX	TGIWX
International Equity Fund	TIIEX	TIEHX	TREPX	TRERX	TIERX	TIEWX
International Equity Index Fund	TCIEX	TCIHX	TRIPX	TRIEX	—	TCIWX
International Opportunities Fund	TIOIX	TIOHX	TIOPX	TIOTX	TIOSX	TIOVX
Large-Cap Growth Fund	TILGX	TILHX	TILPX	TILRX	TIRTX	TILWX
Large-Cap Growth Index Fund	TILIX	TRIHX	—	TRIRX	—	TRIWX
Large-Cap Value Fund	TRLIX	TRLHX	TRCPX	TRLCX	TCLCX	TRLWX
Large-Cap Value Index Fund	TILVX	THCVX	—	TRCVX	—	THCWX
Mid-Cap Growth Fund	TRPWX	TCMHX	TRGPX	TRGMX	TCMGX	—
Mid-Cap Value Fund	TIMVX	TRVHX	TRVPX	TRVRX	TCMVX	—

Quant International Equity Fund	TFIIX	TEIEX	—	—	—	TEIWX
Quant International Small-Cap Equity Fund	TIISX	TAISX	TPISX	TTISX	TLISX	TAIWX
Quant Large-Cap Growth Fund	TLIIX	TECGX	—	—	—	TECWX
Quant Large-Cap Value Fund	TEVIX	TELCX	—	—	—	TELWX
Quant Small-Cap Equity Fund	TISEX	TSCHX	TSRPX	TRSEX	TCSEX	TSCWX
Quant Small/Mid-Cap Equity Fund	TSMWX	TSMNX	TSMMX	TSMOX	TSMEX	TSMUX

Small-Cap Blend Index Fund	TISBX	TRHBX	—	TRBIX	—	TRHWX
Social Choice Equity Fund	TISCX	TICHX	TRPSX	TRSCX	TICRX	—
Social Choice International Equity Fund	TSONX	TSOHX	TSOPX	TSOEX	TSORX	—
Social Choice Low Carbon Equity Fund	TNWCX	TCCHX	TPWCX	TEWCX	TLWCX	—
S&P 500 Index Fund	TISPX	TISAX	—	TRSPX	—	TISWX

Fixed-Income Funds

Bond Index Fund	TBIIX	TBIAX	TBIPX	TBIRX	TBILX	TBIWX

Core Bond Fund (formerly Bond Fund)	TIBDX	TIBHX	TIDPX	TIDRX	TIORX	TBBWX
Core Impact Bond Fund (formerly Social Choice Bond Fund)	TSBIX	TSBHX	TSBPX	TSBBX	TSBRX	—
Core Plus Bond Fund (formerly Bond Plus Fund)	TIBFX	TCBHX	TBPPX	TCBRX	TCBPX	TCBWX

5–15 Year Laddered Tax-Exempt Bond Fund	TITIX	TIXHX	—	—	TIXRX	—
Green Bond Fund	TGRNX	TGRKX	TGRLX	TGRMX	TGROX	—
High-Yield Fund	TIHYX	TIHHX	TIHPX	TIHRX	TIYRX	TIHWX
Inflation-Linked Bond Fund	TIILX	TIIHX	TIKPX	TIKRX	TCILX	TIIWX
Short Duration Impact Bond Fund	TSDJX	TSDHX	TSDFX	TSDDX	TSDBX	—
Short-Term Bond Fund	TISIX	TCTHX	TSTPX	TISRX	TCTRX	TCTWX
Short-Term Bond Index Fund	TNSHX	TTBHX	TPSHX	TESHX	TRSHX	TTBWX

Emerging Markets Debt Fund	TEDNX	TEDHX	TEDPX	TEDTX	TEDLX	TEDVX
International Bond Fund	TIBWX	TIBNX	TIBLX	TIBVX	TIBEX	TIBUX
Money Market Fund	TCIXX	TMHXX	TPPXX	TIEXX	TIRXX	TMWXX

Real Estate Securities Fund
Real Estate Securities Fund	TIREX	TIRHX	TRRPX	TRRSX	TCREX	—

This Statement of Additional Information (“SAI”) contains additional information that you should consider before investing in any of the above-listed series, which are investment portfolios or “Funds” of the TIAA-CREF Funds (the “Trust”). The SAI is not a prospectus, but is incorporated by reference into and made a part of the (i) TIAA-CREF Funds’ prospectuses, dated March 1, 2020, as supplemented (with respect to the Equity Funds, the Emerging Markets Debt Fund and the International Bond Fund); and (ii) TIAA-CREF Funds’ prospectuses, dated August 1, 2019, as supplemented (with respect to the Real Estate Securities Fund and all Fixed-Income Funds other than the Emerging Markets Debt Fund and the International Bond Fund) (each, a “Prospectus”). The SAI should be read carefully in conjunction with the Prospectuses. The Prospectuses may be obtained, without charge, by writing the Funds at TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206 or by calling 877-518-9161.

This SAI describes 39 Funds. Each Fund offers Institutional Class and Advisor Class shares. Certain of the Funds also offer other share classes, such as Premier Class, Retirement Class, Retail Class and/or Class W shares.

Capitalized terms used, but not defined, herein have the same meaning as in the Prospectuses. The audited financial statements of the Trust for the Funds covered by this SAI for the fiscal periods ended October 31, 2019 (with respect to the Equity Funds, the Emerging Markets Debt Fund and the International Bond Fund) and March 31, 2019 (with respect to the Fixed-Income Funds and the Real Estate Securities Fund, other than the Emerging Markets Debt and International Bond Funds, which have a different fiscal year end) are incorporated into this SAI by reference to the TIAA-CREF Funds’ Annual Reports to shareholders dated October 31, 2019 and March 31, 2019. The Funds will furnish you, without charge, a copy of the Annual Reports on request by calling 877-518-9161.

Table of contents

Investment objectives, policies, restrictions and risks 4

Disclosure of portfolio holdings 37

Management of the Trust 39

Proxy voting policies 49

Principal holders of securities 50

Investment advisory and other services 80

Underwriter and other service providers 85

Personal trading policy 86

Information about the Funds’ portfolio management 86

About the Trust and the shares 92

Pricing of shares 99

Tax status 101

Brokerage allocation 107

Legal matters 112

Experts 112

Financial statements 112

Appendix A: TIAA policy statement on responsible investing 113

TIAA-CREF Funds  ■  Statement of Additional Information     3

Investment objectives, policies, restrictions and risks

The following discussion of investment policies and restrictions supplements the Prospectus descriptions of the investment objective and principal investment strategies of the 39 Funds of the Trust described in this SAI.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), any fundamental policy of a registered investment company may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that series. However, except for the 5–15 Year Laddered Tax-Exempt Bond Fund, the investment objective of each Fund as described in its Prospectus, and its non-fundamental investment restrictions as described in “Investment policies” below, may be changed by the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”) at any time without shareholder approval. The Trust is an open-end management investment company.

Each Fund is classified as “diversified” within the meaning of the 1940 Act, as set forth in Restriction #8 below. However, the Equity Index Fund, Large-Cap Growth Index Fund, Large-Cap Value Index Fund, S&P 500 Index Fund, Small-Cap Blend Index Fund, Emerging Markets Equity Index Fund and International Equity Index Fund may become non-diversified under the 1940 Act without the approval of Fund shareholders solely as a result of a change in relative market capitalization or index weighting of one or more constituents of their benchmark indices. Therefore, these Funds have a different diversification-related policy than the other Funds as noted in Restriction #8 below. When formed, the Emerging Markets Debt Fund was classified as a “non-diversified” fund as defined in the 1940 Act. However, the Fund has historically operated as a “diversified” fund and, by operation of Rule 13a-1 under the 1940 Act, the Fund’s classification has changed from “non-diversified” to “diversified.” The Fund will not resume operation as a “non-diversified” fund without first obtaining shareholder approval. In addition, each Fund intends to meet the diversification requirements of Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”).

Unless otherwise noted, each of the following investment policies and risk considerations applies to each Fund.

The International Bond Fund may pursue its investment objective by investing in its wholly owned subsidiary, TIAA-CREF International Bond Fund Offshore Limited (the “Subsidiary”), which is a Cayman Islands exempted company. The International Bond Fund invests in the Subsidiary to obtain exposure to certain Regulation S securities not eligible for investment by the International Bond Fund until the expiration of the applicable Regulation S security restricted period. The Subsidiary is advised by Teachers Advisors, LLC (“Advisors”), has the same investment objective as the Fund, and is subject to the same investment policies and restrictions that apply to the management of the International Bond Fund (except that the Subsidiary may invest without limitation in Regulation S securities). The International Bond Fund and the Subsidiary will test for compliance with investment restrictions on a consolidated basis. By investing in the Subsidiary, the International Bond Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by the Subsidiary are generally similar to those held by the International Bond Fund and are subject to the same risks that apply to similar investments if held directly by the International Bond Fund. See the International Bond Fund’s Prospectus and the section titled “Investment in a Wholly Owned Subsidiary” below for a more detailed discussion of the Subsidiary.

Fundamental policies

Except as noted, the following restrictions are fundamental policies of each Fund:

1. The Fund will not issue senior securities except as permitted by law.

2. The Fund will not borrow money, except: (a) each Fund may purchase securities on margin, as described in Restriction #7 below; and (b) from banks (only in amounts not in excess of 33 1/3% of the market value of that Fund’s assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5%, or such greater amount as may be permitted by law, of that Fund’s total assets taken at market value at the time of borrowing).

3. The Fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio.

4. The Fund will not purchase real estate or mortgages directly.

5. The Fund will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein.

6. The Fund will not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limit does not apply to repurchase agreements.

7. The Fund will not purchase any security on margin except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

Restriction #8 is a fundamental policy of each Fund:

8. With respect to each of the Equity Index Fund, Large-Cap Growth Index Fund, Large-Cap Value Index Fund, S&P 500 Index Fund, Small-Cap Blend Index Fund, Emerging Markets Equity Index Fund and International Equity Index Fund, the Fund will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or

4     Statement of Additional Information  ■  TIAA-CREF Funds

hold more than 10% of the outstanding voting securities of any one issuer, except as may be necessary to approximate the composition of its benchmark index.

 With respect to each other Fund, the Fund will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or hold more than 10% of the outstanding voting securities of any one issuer.

Restrictions #9 and #10 are fundamental policies of the 5–15 Year Laddered Tax-Exempt Bond Fund only:

9. The Fund may invest more than 25% of its assets in tax-exempt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by any state or local government or a political subdivision of any of the foregoing; the Fund will not otherwise invest in any industry if after giving effect to that investment the Fund’s holding in that industry would exceed 25% of its total assets.

10. Under normal market conditions, the Fund will invest at least 80% of its assets in tax-exempt bonds, a type of municipal security, the interest on which is exempt from federal income tax, including federal alternative minimum tax.

11. The Fund (other than the Real Estate Securities Fund) will not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities). The Real Estate Securities Fund has a policy of investing more than 25% of its total assets in securities of issuers in the real estate sector.

With the exception of percentage restrictions relating to borrowings, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities will not be considered a violation by the Fund.

Investment policies

The following policies and restrictions are non-fundamental policies of each Fund. These restrictions may be changed by the Board without the approval of Fund shareholders.

Non-Equity Investments of the Equity and Real Estate Securities Funds. The Equity Funds and the Real Estate Securities Fund can, in addition to stocks, hold other types of securities with equity characteristics, such as convertible bonds, preferred stock, warrants and depository receipts or rights for such securities. Pending more permanent investments or to use cash balances effectively, these Funds may hold the same types of money market instruments as held by money market funds, as well as other short-term instruments. These other instruments are the same type of instruments a money market fund may hold, but they have longer maturities than the instruments allowed in money market funds, or otherwise do not meet the requirements for “Eligible Securities” (as defined in Rule 2a-7 under the 1940 Act).

When market conditions warrant, the Equity Funds and the Real Estate Securities Fund may invest directly in investment-grade debt securities similar to those the Core Bond Fund may invest in. The Equity Funds and the Real Estate Securities Fund may also hold debt securities that they acquire because of mergers, recapitalizations or otherwise.

The Equity Funds and the Real Estate Securities Fund also may invest in options and futures, as well as newly developed financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with their investment objectives and regulatory requirements, except that such instruments will not be subject to the Social Choice Equity Fund’s, Social Choice International Equity Fund’s and Social Choice Low Carbon Equity Fund’s environmental, social and governance (“ESG”) criteria.

These investments and other Fund investment strategies are discussed in detail below.

Temporary Defensive Positions. During periods when Advisors believes there are unstable market, economic, political or currency conditions domestically or abroad, Advisors may assume, on behalf of a Fund, a temporary defensive posture and (1) without limitation, hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the Fund’s assets will be invested by investing those assets in securities markets deemed by Advisors to be conservative in light of the Fund’s investment objective and policies. Under normal circumstances, each Fund may invest a portion of its total assets in cash or money market instruments for cash management purposes, pending investment in accordance with the Fund’s investment objective and policies and to meet operating expenses. To the extent that a Fund holds cash or invests in money market instruments, it may not achieve its investment objective. Cash assets are generally not income-generating and would impact a Fund’s performance.

Credit Facility and Inter-Fund Borrowing and Lending. Many of the Funds participate in an unsecured revolving credit facility for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions that otherwise might require the untimely disposition of securities. Certain accounts or series of the College Retirement Equities Fund (“CREF”), TIAA-CREF Life Funds (“TCLF”) and TIAA Separate Account VA-1 (“VA-1”), as well as certain other series of the Trust, each of which is managed by Advisors or an affiliate of Advisors, also participate in this credit facility. An annual commitment fee for the credit facility is borne by the participating Funds. Interest associated with any borrowing under the facility will be charged to the borrowing Funds at rates that are based on a specified rate of interest.

TIAA-CREF Funds  ■  Statement of Additional Information     5

If a Fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes a Fund to special risks, including greater fluctuations in net asset value (“NAV”) in response to market changes.

Additionally, the Securities and Exchange Commission (“SEC”) has granted an exemptive order (the “Order”) permitting the Funds to participate in an inter-fund lending facility whereby the participating Funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or to cover unanticipated cash shortfalls) (the “Inter-Fund Program”). Certain accounts or series of CREF, TCLF and VA-1, as well as certain other series of the Trust, each of which is managed by Advisors or an affiliate of Advisors, also participate in the Inter-Fund Program, and each such account or series is considered to be a “Fund” for the purpose of the description of the Inter-Fund Program in this section. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that: (i) no Fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is available from a bank or other financial institution for a comparable transaction; (ii) no Fund may borrow on an unsecured basis through the Inter-Fund Program unless the Fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing Fund has a secured borrowing outstanding from any other lender, including but not limited to another Fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (iii) if a Fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the Fund may borrow through the inter-fund loan on a secured basis only; (iv) no Fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its current net assets at the time of the loan; (v) a Fund’s inter-fund loans to any one Fund shall not exceed 5% of the lending Fund’s net assets; (vi) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (vii) each inter-fund loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund. In addition, a Fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the Fund’s investment objective and investment policies, including the fundamental investment policies on borrowing and lending set forth above, and authorized by its portfolio manager(s). The Board has approved the Funds’ participation in the Inter-Fund Program and is responsible for ongoing oversight of the Inter-Fund Program, as required by the Order.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with the Inter-Fund Program for both the lending Fund and the borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at a higher rate or take other actions to pay off such loan if an inter-fund loan is not available from another Fund. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs.

Taxable Securities Purchased by the 5–15 Year Laddered Tax-Exempt Bond Fund. Under normal conditions, the 5–15 Year Laddered Tax-Exempt Bond Fund intends to invest only in securities that are tax-exempt for federal income tax purposes. However, the Fund may invest on a temporary basis in taxable securities. In that case, the investments would be limited to securities that the Fund determines to be high quality, such as those issued or guaranteed by the U.S. Government.

Additional Risks Resulting From Market Events and Government Intervention in Financial Markets. During and after the 2008–2009 worldwide economic downturn the U.S. Government took a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Most significantly, following the financial crisis, the U.S. Government enacted a broad-reaching new regulatory framework over the financial services industry and consumer credit markets, the potential impact of which on the value of portfolio holdings of a Fund, the issuers thereof or Teachers Insurance and Annuity Association of America (“TIAA”) (or their affiliates) is unknown. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations took and may continue to take actions that affect the regulation of certain portfolio holdings of a Fund, the issuers thereof or TIAA (or their affiliates) in ways that are unforeseeable. Specifically, since 2016, there have been calls for changes to U.S. Government policy on a wide variety of areas, which has introduced uncertainty regarding the future state of legislation, regulation and government policy (at both the state and federal levels). Among other things, there has been an increase in uncertainty regarding U.S. interest rates, inflation and fiscal and monetary policy, which have introduced macroeconomic risks the extent of which cannot be known at this time. In addition, post-financial crisis regulations governing the financial services industry have been identified for potential change, amendment or repeal. Until any policy or regulatory changes are made, it is not possible to predict the impact such changes may have on the value of portfolio holdings of a Fund, the issuers thereof or TIAA (or their affiliates). Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing

6     Statement of Additional Information  ■  TIAA-CREF Funds

portfolio holdings. Advisors will monitor developments and seek to manage each Fund in a manner consistent with achieving its investment objective, but there can be no assurance that Advisors will be successful in doing so.

The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In the event of such a disturbance, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Illiquid Investments. Effective December 1, 2018, as required by applicable SEC regulation, the Funds implemented a written liquidity risk management program (the “Liquidity Risk Program”) reasonably designed to assess and manage the Funds’ liquidity risk. As a result of its designation as Liquidity Risk Program administrator by the Board, Advisors is also responsible for determining the liquidity of investments held by each Fund. The Funds may invest up to 15% of their net assets (5% of total assets in the case of the Money Market Fund), measured at the time of investment, in illiquid investments that are assets. Illiquid investments are those that are not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Investments may be illiquid because of, among other factors, the absence of a trading market or distress in a trading market, making it difficult to value the investments or dispose of them promptly at the value at which they are carried. Investments in illiquid investments or holding securities that have become illiquid pose risks of potential delays in resale. Limitations on or delays in resale may have an adverse effect on the marketability of portfolio securities, and it may be difficult for the Funds to dispose of illiquid investments promptly or to sell such investments for the value at which they are carried, if at all, or at any price within the desired time frame. The Funds may receive distressed prices and incur higher transaction costs when selling illiquid investments. There is also a risk that unusually high redemption requests, including redemption requests from certain large shareholders (such as institutional investors), asset allocation changes, or other unusual market conditions may make it difficult for a Fund to sell investments in sufficient time to allow it to meet redemptions. Redemption requests could require a Fund to sell illiquid investments at reduced prices or under unfavorable conditions, which may negatively impact a Fund’s performance. The regulations adopted by the SEC may limit a Fund’s ability to invest in illiquid investments, which may adversely affect a Fund’s performance and ability to achieve its investment objective.

Lower-Quality Municipal Securities. Because the market for certain municipal securities is thin, the 5–15 Year Laddered Tax-Exempt Bond Fund may encounter difficulties in disposing of lower-quality securities. At the Fund’s option, it may pursue litigation or other remedies in order to protect the Fund’s interests.

Municipal Market Disruption Risk. The value of municipal securities may be adversely affected by legal uncertainties regarding legislative proposals involving the taxation of municipal securities or rights of securities holders in the event of bankruptcy. From time to time, these uncertainties may affect the municipal securities market or certain parts thereof, having a significant impact on the prices of securities in the 5–15 Year Laddered Tax-Exempt Bond Fund.

Restricted Securities. The Funds may invest in restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the “1933 Act”). From time to time, restricted securities can be considered illiquid under the Funds’ Liquidity Risk Program. However, purchases by a Fund of securities of foreign issuers offered and sold outside the United States may not be considered illiquid even though they are restricted. The Board of Trustees has designated Advisors to determine the value and liquidity of restricted securities and other investments held by each Fund.

Preferred Stock. The Funds (other than the Money Market Fund) can invest in preferred stock consistent with their investment objectives. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

Options and Futures. Each of the Funds (other than the Money Market Fund) may engage in options (puts and calls) and futures strategies to the extent permitted by the SEC and the Commodity Futures Trading Commission (“CFTC”). Advisors intends to use options and futures contracts for a variety of purposes. These purposes include the following: (i) hedging; (ii) cash management; (iii) risk management; (iv) seeking to stay fully invested; (v) seeking to increase total return; (vi) seeking to reduce transaction costs; (vii) seeking to simulate an investment in equity or debt securities or other investments; (viii) seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments; and (ix) for other purposes.

TIAA-CREF Funds  ■  Statement of Additional Information     7

Options and futures transactions may increase a Fund’s transaction costs and portfolio turnover rate and will be initiated only when consistent with the Fund’s investment objective.

Options. Options-related activities could include: (1) the sale of call option contracts (including covered call options) and the purchase of call option contracts, including for the purpose of closing a purchase transaction; (2) buying put option contracts (including covered put options) and selling put option contracts, including to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities, and buying similar call option contracts or selling put option contracts, including to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the Funds may engage in other types of options transactions consistent with their investment objectives and policies and applicable law.

A call option is a short-term contract (generally for nine months or less) that gives the purchaser of the option the right but not the obligation to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks an “opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

A Fund may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by a Fund, the Fund will realize a profit or loss on the transaction on that security.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put option is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case, the option would expire worthless and the entire premium would be lost.

A Fund may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that it had previously bought on the security. Depending on the premium for the put option purchased by a Fund, the Fund would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor’s 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor’s 500 Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of a Fund’s portfolio of securities. To the extent that a Fund’s portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provide an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration of Advisors before it deals in any option on behalf of a Fund.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

Futures. To the extent permitted by applicable regulatory authorities, the Funds (other than the Money Market Fund) may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of the Fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains, respectively, on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

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A futures contract on an investment is a binding contractual commitment which, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract.

By purchasing a futures contract—assuming a “long” position—Advisors will legally obligate a Fund to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract—assuming a “short” position—Advisors will legally obligate a Fund to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by a Fund usually will be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to a Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of the Funds with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, Advisors may seek to protect the value of a Fund’s securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, Advisors can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit in a segregated account with the broker (futures commission merchant) carrying the futures account on behalf of the Fund an amount of cash, U.S. Treasury securities, or other permissible assets equal to a percentage of the contract amount as determined by the clearinghouse. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to a Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called “variation margin,” will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”

For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. Advisors, on behalf of a Fund, will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in Advisors’ judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the Fund’s portfolio securities or instruments sought to be hedged.

Successful use of futures contracts for hedging purposes also is subject to Advisors’ ability to correctly predict movements in the direction of the market. For example, it is possible that where a Fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio investments. However, Advisors believes that over time the value of a Fund’s portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged.

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It also is possible that, for example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors still may not result in a successful hedging transaction over a very short time period.

The Funds (other than the Money Market Fund) may also use futures contracts, options on futures contracts and swaps as hedging techniques, to manage their cash flow more effectively and to seek to increase total return. These instruments will, however, only be used in accordance with certain CFTC exemptive provisions that permit the Trust to claim an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act with regard to the Funds. The Trust has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and the regulations thereunder and, therefore, is not currently subject to registration or regulation as a commodity pool operator. If the exclusion becomes unavailable, a Fund may incur additional expenses.

Firm Commitment Agreements and Purchase of “When-Issued” Securities. The Funds can enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the Funds may purchase, for example, issues of fixed-income instruments on a “when-issued” basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. In addition, the Funds may invest in asset-backed securities on a delayed delivery basis. This reduces a Fund’s risk of early repayment of principal, but exposes the Fund to some additional risk that the transaction will not be consummated.

When a Fund enters into a firm commitment agreement, liability for the purchase price—and the rights and risks of ownership of the securities—accrues to the Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. In addition, certain rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements that require the Funds to post collateral in connection with their to-be-announced (“TBA”) transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity. During the time the Fund is obligated to purchase such securities, it will be required to segregate assets. See “Segregated Accounts” below.

Debt instruments generally

A debt instrument held by a Fund will be affected by general changes in interest rates that will, in turn, result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments (particularly fixed-income instruments) in a Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund’s current yield. In periods of rising interest rates, the opposite result can be expected to occur. Interest rate risk is generally heightened during periods when prevailing interest rates are low or negative, and during such periods, a Fund may not be able to maintain a positive yield or yields on par with historical levels.

The market for fixed-income instruments has consistently grown over the past three decades while the growth of capacity for traditional dealers to engage in fixed-income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of certain types of fixed-income instruments, and the ability of dealers to “make markets” in such instruments, are at or near historic lows in relation to market size. Because dealers acting as market makers provide stability to a market, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed-income markets. Such issues may be exacerbated during periods of economic uncertainty or market volatility.

10     Statement of Additional Information  ■  TIAA-CREF Funds

Ratings as Investment Criteria. Nationally Recognized Statistical Ratings Organization (“NRSRO”) ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by Advisors as one of many criteria for the selection of portfolio securities on behalf of the Funds, Advisors also relies upon its own analysis to evaluate potential investments.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. These events will not require the sale of the securities by a Fund. However, Advisors will consider the event in its determination of whether the Fund should continue to hold the securities. To the extent that a NRSRO’s rating changes as a result of a change in the NRSRO or its rating system, Advisors will attempt to use comparable ratings as standards for the Funds’ investments in accordance with their investment objectives and policies.

Certain Investment-Grade Debt Obligations. Although obligations rated Baa by Moody’s or BBB by S&P are considered investment-grade, they may be viewed as being subject to greater risks than other investment-grade obligations. Obligations rated Baa by Moody’s are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well, while obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest.

U.S. Government Debt Securities. Some of the Funds may invest in U.S. Government securities. These include: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, any of the various institutions that previously were, or currently are, part of the Farm Credit System, including the National Bank for Cooperatives, the Farm Credit Banks and the Banks for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority and District of Columbia Armory Board. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States. These U.S. Government securities present limited credit risk compared to other types of debt securities but are not free of risk. Other U.S. Government securities are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality, which are thus subject to a greater amount of credit risk than those supported by the full faith and credit of the United States. Still other U.S. Government securities are only supported by the credit of the issuing agency or instrumentality, which are subject to greater credit risk as compared to other U.S. Government securities. The maximum potential liability of the issuers of some U.S. Government securities may exceed then current resources, including any legal right to support from the U.S. Treasury. Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors, or such agency’s or instrumentality’s securities, a Fund only invests in U.S. Government securities when Advisors determines that the credit risk associated with the obligation is suitable for the Fund.

It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future. FHLMC and FNMA have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The FHFA and U.S. Presidential administration have made public statements regarding plans to consider ending the conservatorships. In the event that FHLMC or FNMA are taken out of conservatorship, it is unclear how their respective capital structure would be constructed and what impact, if any, there would be on FHLMC’s or FNMA’s creditworthiness and guarantees of certain mortgage-backed securities. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of FHLMC and FNMA and the value of their securities and the securities which they guarantee.

Uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling may increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, including those held by the Funds. On one occasion, the long-term credit rating of the United States was downgraded by at least one leading rating agency as a result of disagreements within the U.S. Government over raising the debt ceiling to repay outstanding obligations. Similar situations in the future could result in higher interest rates, lower prices of U.S. Treasury securities and could increase the costs of various kinds of debt, which may adversely affect the Funds.

Risks of Lower-Rated, Lower-Quality Debt Instruments. Lower-rated debt securities (i.e., those rated Ba or lower by Moody’s or BB or lower by S&P) are sometimes referred to as “high-yield” or “junk” bonds. Each of the Funds (except for the Money Market Fund) may invest in lower-rated debt securities. In particular, under normal market conditions, the High-Yield Fund invests at least 80% of its net assets in below investment-grade securities. These securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities, and Advisors’ success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to

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higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a Fund invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the Fund’s NAV. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

A Fund may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in lower-rated securities, there is no established retail secondary market for many of these securities, and Advisors anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be fair valued using procedures approved by the Board of Trustees. This valuation is more difficult and judgment plays a greater role in such valuation when there are less reliable objective data available.

Any debt instrument, no matter its initial rating, may, after purchase by a Fund, have its rating lowered due to the deterioration of the issuer’s financial position. Advisors may determine that an unrated security is of comparable quality to securities with a particular rating. Such unrated securities are treated as if they carried the rating of securities with which Advisors compares them.

Lower-rated debt securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers is greater than would be the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

It is possible that a major economic recession could adversely affect the market for lower-rated securities. Any such recession might severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

The Funds (other than the Money Market Fund) may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. The Funds may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities.

The Funds may also acquire lower-rated securities during an initial underwriting. Such securities involve special risks because they are new issues. The Funds have no arrangement with any person concerning the acquisition of such securities, and Advisors will carefully review the credit and other characteristics pertinent to such new issues. A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and, therefore, may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when Advisors believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Although most of the Funds can invest a percentage of their assets in lower-rated securities, the High-Yield Fund can invest up to 100% of its assets in debt instruments that are unrated or rated lower than the four highest rating categories assigned by Moody’s or S&P. Up to 20% of the High-Yield Fund’s assets may be invested in securities rated lower than B– or its equivalent by at least two rating agencies. Thus, the preceding information about lower-rated securities is especially applicable to the High-Yield Fund.

Corporate Debt Securities. A Fund may invest in corporate debt securities of U.S. and foreign issuers and/or hold its assets in these securities for cash management purposes. The investment return of corporate debt securities reflects interest earnings

12     Statement of Additional Information  ■  TIAA-CREF Funds

and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Zero Coupon Obligations. Some of the Funds may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although a Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends to shareholders each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise would not have done so. To the extent a Fund is required to liquidate thinly traded securities, the Fund may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by a Fund to pay distributions, the Fund will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

Floating and Variable Rate Instruments. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every 1–3 months. Some of the Funds may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit rate or the London InterBank Offered Rate (“LIBOR”). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of the interest rate of securities indexed, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed-rate securities to interest rate changes and to have higher yields when interest rates increase. However, during rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates. The amount by which the rates are paid on an income security may increase or decrease and may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed-rate securities in response to extreme movements in interest rates.

A Fund (other than the Money Market Fund) may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed-rate security having similar credit quality redemption provisions and maturity.

LIBOR is an average interest rate, determined by the ICE Benchmark Administration, which banks charge one another for the use of short-term money. In addition, the terms of many investments, financings or other transactions in the U.S. and globally have been historically tied to LIBOR, which functions as a reference rate or benchmark for various commercial and financial contracts. The United Kingdom’s (“UK”) Financial Conduct Authority has announced plans to discontinue supporting LIBOR and transition away from LIBOR by the end of 2021. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known. Various financial industry groups have begun planning for that transition and certain regulators have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). The transition process may involve, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects, as well as other unforeseen effects, could result in losses to a Fund.

Loan Participations and Assignments; Direct Loans. Certain Funds may purchase participations and/or assignments in commercial loans. Such investments may be secured or unsecured and may pay interest at fixed or floating rates. Loan participations and assignments involve special types of risk, including interest rate risk, liquidity risk and the risks of being a lender.

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Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. Certain Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The loan participations in which a Fund intends to invest may not be rated by any nationally recognized rating service.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Funds. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. If a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on Advisors’ research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.

Loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of loans may require weeks to complete. Consequently, some loans may be difficult or impossible to dispose of readily at what Advisors believes to be a fair price. In addition, valuation of illiquid loans involves a greater degree of judgment in determining a Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of loans develops, the liquidity of these instruments is expected to improve. However, from time to time, loans may be illiquid. Investment in loan participations and assignments are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. In the event of the bankruptcy of a borrower, a Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a loan.

Certain Funds may invest in loan participations and assignments with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested. The Funds may make investments in loan participations and assignments to achieve capital appreciation, rather than to seek income.

For purposes of limits on a Fund’s total assets invested in any one issuer and the amount of a Fund’s total assets that are invested in issuers within the same industry, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers.” Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability

14     Statement of Additional Information  ■  TIAA-CREF Funds

to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans are not traded on an exchange or similar market but through a secondary market comprised of dealers and other institutional participants. Loans are generally subject to extended settlement periods and may take more than seven days to settle. During this period, a Fund may seek other sources of liquidity including the use of an overdraft facility with the Funds’ custodian or by borrowing under a credit agreement to which the Funds are parties.

Certain loans may not be considered securities under the federal securities laws. In such circumstances, fewer legal protections may be available with respect to a Fund’s investment in loans. In particular, if a loan is not considered a security under the federal securities laws, certain legal protections normally available to securities investors under the federal securities laws, such as those against fraud and misrepresentation, may not be available.

To the extent permitted by applicable law, a Fund may also make one or more direct loans, which may be secured or unsecured, to a commercial borrower (each, a “Direct Loan”). To the extent it makes a Direct Loan, a Fund would negotiate the terms of such Direct Loan with the borrower pursuant to a private transaction. The Fund will base its determination of whether or not to make a Direct Loan on, among other factors, Advisors’ assessment of the borrower’s creditworthiness, as well as any collateral received by the Fund or recourse available to the Fund in the event of untimely or non-payment of interest and repayment of principal to the Fund. By making one or more Direct Loans, a Fund would be exposed to the risk that the borrower will default or become insolvent. In such instances, the Fund may lose money. Direct Loans also expose a Fund to liquidity and interest rate risk. Direct Loans are not publicly traded, may not have a secondary market, and may be illiquid. The absence of a secondary market may impact a Fund’s ability to sell and/or value its Direct Loans. A Fund’s performance with respect to a Direct Loan will depend, in part, on the Fund’s (or Advisors’, on the Fund’s behalf) ability to negotiate advantageous terms with a borrower.

Foreign Debt Obligations. The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. A Fund may buy securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (more commonly known as the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

Structured or Indexed Securities (including Exchange-Traded Notes, Equity-Linked Notes and Inflation-Indexed Bonds). Some of the Funds may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is based on a reference such as a specific currency, interest rate, commodity, index or other financial indicator (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of a Fund’s investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities. Structured or indexed securities may also be more volatile, have lower overall liquidity and be more difficult to accurately price than less complex securities. Structured and indexed securities are generally subject to the same risks as other fixed-income securities in addition to the special risks associated with linking the payment of principal and/or interest payments (or other payable amounts) to the performance of a Reference.

A Fund may also invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of a U.S. Treasury inflation-indexed bond, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIAA-CREF Funds  ■  Statement of Additional Information     15

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonally adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Negative Interest Rates. Certain European countries and Japan have pursued negative interest rate policies, the consequences of which are uncertain. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. If a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. As a result, debt instruments have traded at negative yields. Negative interest rates may become more prevalent among foreign (non-U.S.) issuers, and potentially within the U.S. These market conditions may increase a Fund’s exposures to the risks associated with rising interest rates. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise. This is especially true under current conditions because, as of the date of this SAI, interest rates in the United States and in certain foreign markets are at low levels. Thus, a Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. To the extent a Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund would generate a negative return on that investment. A number of factors may contribute to debt instruments trading at a negative yield. While negative yields can be expected to reduce demand for fixed-income investments trading at a negative interest rate, investors may be willing to continue to purchase such investments for a number of reasons including, but not limited to, price insensitivity, arbitrage opportunities across fixed-income markets or rules-based investment strategies. If negative interest rates become more prevalent in the market, it is expected that investors will seek to reallocate assets to other income-producing assets such as investment-grade and high-yield debt instruments, or equity investments that pay a dividend. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time. In addition, a move to higher yielding investments may cause investors, including a Fund, to seek fixed-income investments with longer duration and/or potentially reduced credit quality in order to seek the desired level of yield. These considerations may limit a Fund’s ability to locate fixed-income instruments containing the desired risk/return profile. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility and potential illiquidity.

Contingent Capital Securities. Contingent capital securities (sometimes referred to as “CoCos”) are issued primarily by non-U.S. financial institutions, which have loss absorption mechanisms benefiting the issuer built into their terms. CoCos generally provide for mandatory conversion into the common stock of the issuer or a write-down of the principal amount or value of the CoCos upon the occurrence of certain “triggers.” These triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going concern. Equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements and, unlike traditional convertible securities, conversions are not voluntary.

A trigger event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by a Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV. Further, the issuer’s common stock would be subordinate to the issuer’s other classes of securities and therefore would worsen a Fund’s standing in a bankruptcy proceeding. In addition, because the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero. In view of the foregoing, CoCos are often rated below investment-grade and are subject to the risks of high-yield securities.

16     Statement of Additional Information  ■  TIAA-CREF Funds

CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in a Fund losing a portion or all of its investment in such securities. In addition, a Fund may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Coupon payments on CoCos may be discretionary and may be cancelled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.

In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. The prices of CoCos may be volatile. There is no guarantee that a Fund will receive a return of principal on CoCos. Any indication that an automatic write-down or conversion event may occur can be expected to have a material adverse effect on the market price of CoCos.

Mortgage-backed and asset-backed securities

Mortgage-Backed and Asset-Backed Securities Generally. Some of the Funds may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage-related securities such as government stripped mortgage-related securities, adjustable-rate mortgage-related securities and collateralized mortgage obligations. Some of the Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. These assets are typically pooled and securitized by governmental, government-related or private organizations through the use of trusts and special purpose entities established specifically to hold assets and to issue debt obligations backed by those assets. Asset-backed or mortgage-backed securities are normally created or “sponsored” by banks or other financial institutions or by certain government-sponsored enterprises such as FNMA or FHLMC.

Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

With respect to the Core Impact Bond Fund, Social Choice Equity Fund, Social Choice International Equity Fund and Social Choice Low Carbon Equity Fund, Advisors does not take into consideration whether the sponsor of an asset-backed security in which a Fund invests meets the Fund’s screening criteria. That is because asset-backed securities represent interests in pools of loans, and not of the ongoing business enterprise of the sponsor. It is therefore possible that the Fund could invest in an asset-backed or mortgage-backed security sponsored by a bank or other financial institution in which the Fund could not invest directly.

Mortgage Pass-Through Securities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government-related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers

TIAA-CREF Funds  ■  Statement of Additional Information     17

thereof, will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, Advisors determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable, especially in the current financial environment. In addition, recent developments in the fixed-income and credit markets may have an adverse impact on the liquidity of mortgage-related securities.

Under the direction of FHFA, GNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform Mortgage-Backed Security (the “Single Security Initiative”), which would generally align the characteristics of Fannie Mae and Freddie Mac Certificates. The Single Security Initiative launched in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

Collateralized Mortgage Obligations (“CMOs”). CMOs are structured into multiple classes, each bearing a different stated maturity. Similar to a bond, interest and prepaid principal are paid, in most cases, on a monthly basis. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds.

Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The average maturity of pass-through pools of mortgage-related securities in which some of the Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, location of the mortgaged property and age of the mortgage. For example, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than originally expected. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Fund, the maturity of each of these securities will be the average life of such securities based on the most recent estimated annual prepayment rate.

Asset-Backed Securities Unrelated to Mortgage Loans. Some of the Funds may invest in asset-backed securities that are unrelated to mortgage loans. These include, but are not limited to, credit card securitizations, auto and equipment lease and loan securitizations and rate reduction bonds. In the case of credit card securitizations, it is typical to have a revolving master trust issue “soft bullet” maturities representing a fractional interest in trusts whose assets consist of revolving credit card receivables. Auto and equipment lease and loan securitizations reference specific static asset pools whereby monthly payments of principal and interest are passed through directly to certificate holders typically in order of seniority. The ultimate performance of these securities is a function of both the creditworthiness of the borrowers as well as recovery obtained on collateral foreclosed upon by the respective trust(s). Rate reduction bonds represent a secured interest in future rate recovery on stranded utility assets that may result from, for example, storm damages or environmental costs. Typically these costs are recouped over time from a broad rate payer base. The performance of these securities would depend primarily upon a continuance of sufficient rate base to repay the notes in the specified time frame and a stable regulatory environment.

Mortgage Dollar Rolls. Some of the Funds may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase either similar or substantially identical securities on a specified future date. To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have the same original stated maturity; (4) have identical net coupon rates; (5) have identical form and type so as to provide the same risks and rights; and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered. The Fund

18     Statement of Additional Information  ■  TIAA-CREF Funds

loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. Unless such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon Advisors’ ability to correctly predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In connection with mortgage dollar roll transactions, a Fund could receive securities with investment characteristics that are different than those originally sold by the Fund, which may adversely affect the sensitivity of the Fund to changes in interest rates.

Other investment policies

Securities Lending. Subject to the Funds’ fundamental investment policies relating to loans of portfolio securities set forth above, each Fund may lend its securities to brokers and dealers that are not affiliated with TIAA, are registered with the SEC and are members of FINRA, and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, a Fund will receive as collateral cash, securities issued or guaranteed by the U.S. Government (e.g., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the outstanding loaned securities for U.S. equities and fixed-income assets and 105% for non-U.S. equities, or such lesser percentage as may be permitted by the SEC (including a decline in the value of the collateral) (not to fall below 100% of the market value of the loaned securities not including a decline in the value of the collateral), as reviewed daily. Cash collateral received by a Fund will generally be invested in high-quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral, including a fund that qualifies as a “government money market fund” under the SEC rules governing money market funds. Investment of cash collateral in a fund that qualifies as a “government money market fund” will not be subject to any applicable ESG criteria of a Fund. During the term of the loan, a Fund will continue to have investment risks with respect to the securities being loaned, as well as risk with respect to the investment of the cash collateral, and the Fund may lose money as a result of the investment of such collateral. In addition, a Fund could suffer a loss if the loan terminates and the Fund is forced to liquidate investments at a loss in order to return the cash collateral to the borrower.

By lending its securities, a Fund will receive amounts equal to the interest or dividends paid on the securities loaned and, in addition, will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. Under certain circumstances, a portion of the lending fee may be paid or rebated to the borrower by the Fund. Such loans will be terminable by the Fund at any time and will not be made to affiliates of TIAA. A Fund may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including, but not necessarily limited to, voting or subscription rights or certain tax benefits, and Advisors may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. A Fund may pay reasonable fees to persons unaffiliated with the Fund for services, for arranging such loans, or for acting as securities lending agent (each an “Agent”). Loans of securities will be made only to firms deemed creditworthy. In lending its securities, a Fund bears the market risk with respect to the investment of collateral and the risk the borrower or Agent may default on its contractual obligations to the Fund. Each Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loaned securities have not been returned. Substitute payments for dividends received by a Fund for securities loaned out by the Fund will not be considered as qualified dividend income or as eligible for the corporate dividend received deduction.

During the fiscal year ended October 31, 2019, the Agent for each applicable Fund provided various services to the Fund, including locating borrowers, monitoring daily the value of the loaned securities and collateral, requiring additional collateral from borrowers as necessary, cash collateral management, qualified dividend management, negotiation of loan terms, selection of securities to be loaned, recordkeeping and account servicing, monitoring dividend activity and material proxy votes relating to loaned securities, and arranging for return of loaned securities to the Fund at loan termination.

For the fiscal year ended October 31, 2019 for the following Funds, the table below reflects the dollar amounts of income received and the compensation paid to an Agent, including any share of revenue generated by the securities lending program paid to an Agent (“revenue split”), related to the securities lending activities of each such Fund in existence during the period:

TIAA-CREF Funds  ■  Statement of Additional Information     19

			Fees and/or compensation for securities lending activities and related services

	Fund	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Fees paid for any cash collateral management service that are not included in the revenue split	*	Administrative fees not included in revenue split	Indemnification fees not included in revenue split	Rebates (paid to borrowers)	Other fees not included in revenue split	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
	Emerging Markets Equity Fund	$796,926	$41,586	$7,797		$—	$—	$269,301	$—	$318,684	$478,242
	Emerging Markets Equity Index Fund	1,226,633	69,204	12,073		—	—	349,514	—	430,791	795,842
	Equity Index Fund	6,500,049	295,820	67,961		—	—	2,734,334	—	3,098,115	3,401,934
	Growth & Income Fund	1,801,623	58,926	24,823		—	—	1,040,229	—	1,123,978	677,645
	International Equity Fund	3,500,061	114,171	45,785		—	—	2,027,140	—	2,187,096	1,312,965
	International Equity Index Fund	6,593,992	297,541	65,627		—	—	2,809,104	—	3,172,272	3,421,720
	International Opportunities Fund	4,576,608	299,660	31,724		—	—	799,136	—	1,130,520	3,446,088
	Large-Cap Growth Fund	1,433,092	90,576	8,421		—	—	292,474	—	391,471	1,041,621
	Large-Cap Growth Index Fund	836,274	29,626	10,417		—	—	455,533	—	495,576	340,698
	Large-Cap Value Fund	50,154	317	961		—	—	45,230	—	46,508	3,646
	Large-Cap Value Index Fund	856,555	42,043	7,116		—	—	323,898	—	373,057	483,498
	Mid-Cap Growth Fund	725,585	18,988	12,065		—	—	476,175	—	507,228	218,357
	Mid-Cap Value Fund	344,977	6,343	5,490		—	—	260,202	—	272,035	72,942
	Quant International Equity Fund	920,944	45,333	8,425		—	—	345,851	—	399,609	521,335
	Quant International Small-Cap Equity Fund	1,693,101	104,743	16,011		—	—	367,806	—	488,560	1,204,541
	Quant Large-Cap Growth Fund	236,327	7,734	3,128		—	—	136,528	—	147,390	88,937
	Quant Large-Cap Value Fund	138,700	4,039	1,975		—	—	86,232	—	92,246	46,454
	Quant Small-Cap Equity Fund	3,942,855	214,728	28,842		—	—	1,229,912	—	1,473,482	2,469,373
	Quant Small/Mid-Cap Equity Fund	284,563	16,036	2,213		—	—	81,905	—	100,154	184,409
	Small-Cap Blend Index Fund	6,707,111	336,463	68,146		—	—	2,433,181	—	2,837,790	3,869,321
	Social Choice Equity Fund	979,807	44,792	10,190		—	—	409,716	—	464,698	515,109
	Social Choice International Equity Fund	61,310	3,490	441		—	—	17,239	—	21,170	40,140
	Social Choice Low Carbon Equity Fund	10,488	287	169		—	—	6,732	—	7,188	3,300
	S&P 500 Index Fund	253,253	12,227	2,059		—	—	98,354	—	112,640	140,613

*	Including fees deducted from a pooled cash collateral reinvestment vehicle.

No Funds with a fiscal year ending March 31 participated in the securities lending program during the fiscal year ended March 31, 2019.

Regulations adopted by federal banking regulators under the Dodd-Frank Wall Street Reform and Consumer Protection Act require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swap agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of a Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact a Fund’s credit and counterparty risks.

20     Statement of Additional Information  ■  TIAA-CREF Funds

Repurchase Agreements. Repurchase agreements are one of several short-term vehicles the Funds can use to manage cash balances effectively. In a repurchase agreement, the Funds buy an underlying debt instrument on the condition that the seller agrees to buy it back at a fixed price and time (usually no more than a week and never more than a year). Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Fund entering into the agreement retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the Fund’s seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. Each Fund will enter into repurchase agreements only with member banks of the Federal Reserve System, or with primary dealers in U.S. Government securities or their wholly owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances, or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, in which the Fund entering into the agreement may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund entering into the agreement would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

Swap Transactions. Each Fund (other than the Money Market Fund) may, to the extent permitted by the applicable state and federal regulatory authorities, enter into privately negotiated “swap” transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets (generally known as an over-the-counter, “OTC” or “uncleared” swap). In general, these transactions involve “swapping” a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

By entering into a swap transaction, a Fund may be able to protect the value of a portion of its portfolio against declines in market value. Each Fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. A Fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Fund. However, there can be no assurance that the return a Fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While the Funds will only enter into swap transactions with counterparties considered creditworthy (and will monitor the creditworthiness of parties with which they enter into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. In times of general market turmoil, the creditworthiness of even large, well-established counterparties may decline rapidly. If the other party to a swap transaction defaults on its obligations, the Fund entering into the agreement would be limited to the agreement’s contractual remedies. There can be no assurance that a Fund will succeed when pursuing its contractual remedies. To minimize a Fund’s exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a Fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Fund’s custodian. To the extent a Fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Fund’s obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See “Segregated Accounts” below.

Additionally, certain standardized swaps that were historically traded OTC must now be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty (generally known as a “cleared” swap). Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, but it does not make cleared swap transactions risk-free. Depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. However, the CFTC and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in a Fund and its counterparties posting higher amounts for uncleared swaps.

In addition to other swap transactions, certain Funds may purchase and sell Contracts for Difference (“CFDs”). A CFD is a form of equity swap in which its value is based on the fluctuating value of some underlying asset (e.g., shares of a particular stock or a stock index). A CFD is a contract between two parties, buyer and seller, stipulating that the seller will pay to the buyer

TIAA-CREF Funds  ■  Statement of Additional Information     21

the difference between the nominal value of the underlying stock at the opening of the contract and the stock’s value at the close of the contract. The size of the contract and the contract’s expiration date are typically negotiated by the parties to the CFD transaction. CFDs enable a Fund to take short or long positions on an underlying stock and thus potentially capture gains on movements in the share prices of the stock without the need to own the underlying stock.

By entering into a CFD transaction, a Fund could incur losses because it would face many of the same types of risks as owning the underlying equity security directly. For example, a Fund might buy a short position in a CFD and the contract value at the close of the transaction may be greater than the contract value at the opening of the transaction. This may be due to, among other factors, an increase in the market value of the underlying equity security. In such a situation, the Fund would have to pay the difference in value of the contract to the seller of the CFD. As with other types of swap transactions, CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Fund’s shares, may be reduced.

Entry into a CFD transaction may, in certain circumstances, require the payment of an initial margin and adverse market movements against the underlying stock may require the buyer to make additional margin payments.

Certain Funds may also invest in credit default swaps (“CDS”). CDS are contracts in which the buyer makes a payment or series of payments to the seller in exchange for a payment if the reference security or asset (e.g., a bond or an index) undergoes a “credit event” (e.g., a default). CDS share many risks common to other types of swaps and derivatives, including credit risk, counterparty risk and market risk. Certain Funds may also invest in credit default swap indices (“CDX”). A CDX is a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. Certain CDX indices are subject to mandatory central clearing and exchange trading, which may reduce counterparty credit risk and increase liquidity compared to other CDS or CDX transactions. In addition, there may be disputes between the buyer and seller of a CDS agreement or within the swaps market as a whole as to whether a credit event has occurred or what the payment should be. Such disputes could result in litigation or other delays, and the outcome could be adverse for the buyer or seller.

Swap agreements may be illiquid and, in such circumstances, could be subject to the limitations on illiquid investments. See “Illiquid Investments” above.

To the extent that there is an imperfect correlation between the return on a Fund’s obligation to its counterparty under the swap and the return on related assets in its portfolio, the swap transaction may increase the Fund’s financial risk. No Fund will enter into a swap transaction that is inconsistent with its investment objective, policies and strategies. The Funds (other than the Money Market Fund) may engage in swap transactions to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the Fund, to manage their cash flow more efficiently and to seek to increase total return.

Segregated Accounts. In connection with when-issued securities, firm commitments, swap transactions and certain other transactions in which a Fund incurs an obligation to make payments in the future, the Fund involved may be required to segregate assets with its custodian bank or within its portfolio in amounts sufficient to settle the transaction. To the extent required, such segregated assets will consist of liquid assets, including equity or other securities, or other instruments such as cash, U.S. Government securities or other obligations as may be permitted by law.

Investment Companies. Subject to certain exceptions and limitations, each Fund may invest up to 5% of its assets in any single investment company and up to 10% of its assets in all other investment companies in the aggregate. However, no Fund can hold more than 3% of the total outstanding voting stock of any single investment company. These restrictions would not apply to any Fund that the Trust introduces in the future that invests substantially all of its assets in the securities of other funds of the Trust. When a Fund invests in another investment company, it bears a proportionate share of expenses charged by the investment company in which it invests.

Note that any Fund that serves as an underlying fund investment for an affiliated fund of funds (such as the Lifecycle Funds, the Lifecycle Index Funds, the Lifestyle Funds and the Managed Allocation Fund) pursuant to Section 12(d)(1)(G) of the 1940 Act has a policy not to, in turn, rely on Sections 12(d)(1)(F) or (G) to invest in other affiliated or unaffiliated funds beyond the limits of Sections 12(d)(1)(A) or (B).

Exchange-Traded Funds. Additionally, certain Funds may invest in other investment companies, which may include exchange-traded funds (“ETFs”), for cash management, investment exposure or defensive purposes. ETFs generally seek to track the performance of an equity, fixed-income or balanced index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Some ETFs, however, select securities consistent with the ETF’s investment objectives and policies without reference to the composition of an index. Typically, a Fund would purchase ETF shares to obtain exposure to all or a portion of the stock or bond market. An investment in an ETF generally presents the same primary risks as an investment in a conventional stock, bond or balanced mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade

22     Statement of Additional Information  ■  TIAA-CREF Funds

at a discount or premium to their NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Most ETFs are investment companies. As with other investment companies, when a Fund invests in an ETF, it will bear certain investor expenses charged by the ETF. Generally, a Fund will treat an investment in an ETF as an investment in the type of security or index to which the ETF is attempting to provide investment exposure. For example, an investment in an ETF that attempts to provide the return of the equity securities represented in the Russell 3000® Index will be considered as an equity investment by the Fund. ETFs used for cash management purposes will not be subject to the Social Choice Equity Fund’s, Social Choice International Equity Fund’s and Social Choice Low Carbon Equity Fund’s ESG criteria, but may be subject to other ESG criteria.

Exchange-Traded Notes (“ETNs”) and Equity-Linked Notes (“ELNs”). A Fund may purchase shares of ETNs or ELNs. ETNs and ELNs are fixed-income securities with principal and/or interest payments (or other payments) linked to the performance of referenced currencies, interest rates, commodities, indices or other financial indicators (each, a “Reference”), or linked to the performance of a specified investment strategy (such as an options or currency trading program). ETNs are traded on an exchange, while ELNs are not. Often, ETNs and ELNs are structured as uncollateralized medium-term notes. Typically, a Fund would purchase ETNs or ELNs to obtain exposure to all or a portion of the financial markets or specific investment strategies. Because ETNs and ELNs are structured as fixed-income securities, they are generally subject to the risks of fixed-income securities, including (among other risks) the risk of default by the issuer of the ETN or ELN. The price of an ETN or ELN can fluctuate within a wide range, and a Fund could lose money investing in an ETN or ELN if the value of the Reference or the performance of the specified investment strategy goes down. In addition, ETNs and ELNs are subject to the following risks that do not apply to most fixed-income securities: (1) the market price of the ETNs or ELNs may trade at a discount to the market price of the Reference or the performance of the specified investment strategy; (2) an active trading market for ETNs or ELNs may not develop or be maintained; or (3) trading of ETNs may be halted if the listing exchange’s officials deem such action appropriate, the ETNs are de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

When a Fund invests in an ETN or ELN, it will bear certain investor expenses charged by these products. While ETNs and ELNs are structured as fixed-income obligations, rather than as investment companies, they generally provide exposure to a specified market sector or index like ETFs, but are also subject to the general risks of fixed-income securities, including risk of default by their issuers.

Generally, a Fund will treat an investment in an ETN or ELN as an investment in the type of security or index to which the ETN or ELN is attempting to provide investment exposure. For example, an investment in an ELN that attempts to provide the return of the equity securities represented in the Russell 3000 Index will be considered as an equity investment by a Fund, and not a fixed-income investment.

Borrowing. Each Fund may generate cash by borrowing money from banks (no more than 33 1/3% of the market value of its assets at the time of borrowing), rather than through the sale of portfolio securities, when such borrowing appears more attractive for the Fund. Each Fund may also borrow money from other sources temporarily (no more than 5% of the total market value of its assets at the time of borrowing), when, for example, the Fund needs to meet liquidity requirements caused by greater than anticipated redemptions. See “Fundamental policies” above.

Currency transactions

The value of a Fund’s assets (other than the Money Market Fund) as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. To manage the impact of such factors on NAVs, the Funds (other than the Money Market Fund) may engage in foreign currency transactions in connection with their investments in foreign securities.

The Funds will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders that are participants in the interbank market.

By entering into a forward contract for the purchase or sale of foreign currency involved in an underlying security transaction, a Fund is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, a Fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount. Although such transactions tend to

TIAA-CREF Funds  ■  Statement of Additional Information     23

minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

The Funds (other than the Money Market Fund) may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and “cross-hedge” transactions. In “cross-hedge” transactions, a Fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect a Fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

The Funds (other than the Money Market Fund) may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supra-national entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to correctly forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if Advisors’ predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to rollover the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder.

Foreign currency transactions may also be used for non-hedging purposes and involve complex transactions with risks in addition to direct investments in securities or currencies, including leverage risk and the risks associated with derivatives in general, currencies and investments in foreign and emerging markets. Certain Funds may use foreign currency derivatives to gain or adjust exposure to currencies and securities markets or attempt to increase income or gain to a Fund. There is no guarantee that these strategies will succeed and their use may subject a Fund to greater volatility and loss. Foreign currency derivatives may sometimes increase or leverage a Fund’s exposure to a particular market risk. Successful use of foreign currency transactions by a Fund depends upon the ability of Advisors to predict correctly movements in the direction of interest and currency rates and other factors affecting markets for securities or currencies. If the expectations of Advisors are not met, a Fund may be in a worse position than if a foreign currency transaction had not been pursued.

Real estate securities

As described more fully in its Prospectus, the Real Estate Securities Fund will invest primarily in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, such as real estate investment trusts (“REITs”). Certain other Funds may also invest in REITs and other real estate-related securities. An issuer is principally “engaged in” or principally “related to” the real estate industry if at least 50% of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. Issuers engaged in the real estate industry include equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

The Real Estate Securities Fund generally invests in common stocks, but may also, without limitation, invest in preferred stock, convertible securities, rights and warrants, and debt securities of issuers that are principally engaged in or related to the real estate industry, as well as publicly traded limited partnerships that are principally engaged in or related to the real estate industry. In addition to these securities, the Real Estate Securities Fund may invest up to 20% of its total assets in equity and debt securities of issuers that are not principally engaged in or related to the real estate industry, including debt securities and convertible preferred stock and convertible debt securities rated less than Baa by Moody’s or BBB by S&P. If held by the Real Estate Securities Fund in significant amounts, such lower-rated debt securities would increase financial risk and income volatility. The Real Estate Securities Fund may make investments or engage in investment practices that involve special risks, which include convertible securities, “when-issued” securities, securities issued on a delayed-delivery basis, options on securities and securities indices, financial futures contracts and options thereon, restricted securities, illiquid investments, repurchase agreements, structured or indexed securities and lending portfolio securities.

24     Statement of Additional Information  ■  TIAA-CREF Funds

Investments in the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate will be subject to all of the risks associated with the ownership of real estate. These risks include, among others: declines in the value of real estate, negative changes in the climate for real estate, risks related to local, regional, national and global economic conditions, the availability of and economic cost associated with financing properties, overbuilding and increased competition, decreases in property revenues, increases in prevailing interest rates, property taxes and operating expenses, overconcentration of properties by geography, sector or tenant mix, changes in zoning laws, casualty or condemnation losses, limitations on rents, tenant defaults, changes in neighborhood values or the appeal of properties to tenants, fluctuation in property values due to geographically specific health issues, leveraging of interests in real estate, uninsured losses at properties due to terrorism, natural disasters or acts of violence, and costs resulting from the cleanup of environmental problems.

REIT-Related Risks. REITs will generally not be liable for federal corporate income taxes as long as they continue to distribute no less than 100% of their taxable income, and meet certain Code requirements. To maintain REIT status, a REIT must distribute at least 90% of its taxable income each year and satisfy certain asset diversification and income tests.

In addition to the risks discussed above, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified themselves. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the special tax treatment discussed above, or failing to meet other applicable regulatory requirements. The value of a REIT may be affected by changes in interest rates. In general, during periods of high interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Rising interest rates generally increase the cost of financing for real estate projects, which could cause the value of an equity REIT to decline. During periods of declining interest rates, mortgagors may elect to prepay mortgages held by mortgage REITs, which could lower or diminish the yield on the REIT. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in their trust document. In acquiring the securities of REITs, a Fund runs the risk that it will sell them at an inopportune time.

Foreign investments

As described more fully in the Prospectuses, certain of the Funds (but especially the Emerging Markets Debt Fund, Emerging Markets Equity Fund, Emerging Markets Equity Index Fund, International Bond Fund, International Equity Fund, International Equity Index Fund, International Opportunities Fund, Quant International Equity Fund, Quant International Small-Cap Equity Fund and Social Choice International Equity Fund) may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the Prospectuses and below, there are a number of country or region-specific risks and other considerations that may adversely affect these investments. Many of the risks are more pronounced for investments in emerging market countries, as described below.

General. Since foreign companies may not be subject to accounting, auditing or financial reporting practices, disclosure and other requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company, and it may be difficult to interpret the information that is available. There may be difficulties in obtaining or enforcing judgments against foreign issuers and it also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. Volume and liquidity in most foreign markets are less than in the United States, and securities of many foreign companies have lower overall liquidity and are more volatile than securities of comparable U.S. companies. Notwithstanding the fact that each Fund generally intends to acquire the securities of foreign issuers only where there are public trading markets, investments by a Fund in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the Fund’s portfolio and the Fund’s ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which the Fund has a substantial portion of its assets invested or should relations between the United States and foreign countries deteriorate markedly. Securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Fixed commissions on some foreign securities exchanges are higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results on their portfolio transactions.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Settlement practices for transactions in foreign markets may differ from those in the U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of “failed settlement.” The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Losses to the Fund due to subsequent declines in the value of portfolio securities, or liabilities arising out of the Fund’s inability to fulfill a contract to sell these securities, could result from failed settlements. In addition, evidence of securities ownership may be uncertain in

TIAA-CREF Funds  ■  Statement of Additional Information     25

many foreign countries. As a result, there is a risk that a Fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the Fund.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the Fund’s investments in those countries. The economies of some countries differ unfavorably from the U.S. economy in such respects as growth of national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, the internal politics of some foreign countries are not as stable as in the United States. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and, at times, preclude investment in certain of such countries (especially emerging markets countries) and increase the cost and expenses of Funds investing in them. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Funds invest. In addition, the repatriation (i.e., remitting back to the United States) of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. The Funds could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Taxes. The dividends and interest payable on certain of the Funds’ foreign portfolio securities may be subject to foreign withholding and, in some cases, other taxes, thus reducing the net amount of income available for distribution to the Funds’ shareholders.

Emerging Market Securities. An “emerging market security” is a security that is principally traded on a securities exchange of an emerging market or that is issued by an issuer that is located or has primary operations in an emerging market. Note that the Emerging Markets Equity Fund, Emerging Markets Equity Index Fund and Emerging Markets Debt Fund primarily invest in emerging market securities, but other Funds may invest in emerging market securities as well.

Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in companies in developed countries. The term “emerging market” describes any country or market that is generally considered to be emerging or developing by major organizations in the international financial community, such as the International Finance Corporation, or by financial industry analysts like MSCI, Inc., which compiles the MSCI Emerging Markets Index, and J.P. Morgan Chase & Co., which compiles several fixed-income emerging markets benchmarks; or other countries or markets with similar emerging characteristics. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Notwithstanding the foregoing, the fixed-income portfolio management team generally views Israel as an emerging market.

Risks of investing in emerging markets and emerging market securities include: (i) less social, political and economic stability; (ii) the smaller size of the markets for these securities and the currently low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility; (iii) the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; (iv) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (v) local taxation; (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vii) the absence until recently, in certain countries, of a capital structure or market-oriented economy; (viii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; (ix) restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; (x) the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; (xi) possible losses through the holding of securities in domestic and foreign custodial banks and depositories; (xii) heightened opportunities for governmental corruption; (xiii) large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; and (xiv) heavy reliance on exports that may be severely affected by global economic downturns.

In addition, some countries in which the Funds may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be

26     Statement of Additional Information  ■  TIAA-CREF Funds

adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets. This magnification of risks is the result of a number of factors, including: government ownership or control of parts of the private sector and of certain companies; trade barriers; exchange controls; managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; less uniformity in accounting and reporting requirements; unreliable securities valuation; greater risk associated with custody of securities; and the relatively new and unsettled securities laws in many frontier market countries. In addition, the markets of frontier countries typically have low trading volumes, leading to a greater potential for extreme price volatility and illiquidity. This volatility may be further increased by the actions of a few large investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, the NAV of a Fund. All of these factors may make investing in frontier market countries significantly riskier than investing in other countries, including more developed and traditional emerging market countries, and any one of them could cause the NAV of a Fund’s shares to decline.

Investment in Canada. The United States is Canada’s largest trading partner and foreign investor, and developments in economic policy do have a significant impact on the Canadian economy. The expanding economic and financial integration of the United States, Canada, and Mexico through the North American Free Trade Agreement (“NAFTA”), or its successor, the United States-Mexico-Canada Agreement (“USMCA”), has made, and will likely continue to make, the Canadian economy and securities market more sensitive to North American trade patterns. Growth in developing nations overseas will likely change the composition of Canada’s trade and foreign investment composition in the near future. The Canadian economy suffered from a recession due to the 2008–2009 worldwide economic downturn. The Canadian economy has shown signs of recovery from this recession, but there can be no assurance that such recovery will be sustained. The relative strength of the Canadian dollar against the U.S. dollar from time to time may negatively affect Canada’s exporting industries. Decreasing imports from Asian and European Union (“EU”) producers, new or changing trade regulations, changes in exchange rates or a recession of the Chinese or EU economies may have an adverse impact on the economy of Canada.

Canada’s parliamentary system of government is, in general, stable. However, one of the provinces, Quebec, does have a separatist party whose objective is to achieve sovereignty and increased self-governing legal and financial powers. In addition, the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of such commodity resources, both domestically and internationally, can have a significant effect on Canadian market performance.

Investment in Europe. The EU is an intergovernmental and supra-national union of certain European countries, known as member states. A key activity of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. The most widely used currency in the EU (and the unit of currency of the European Economic and Monetary Union (“EMU”)) is the euro, which is in use in many of the member states. In addition to adopting a single currency, EMU member states generally no longer control their own monetary policies. Instead, the authority to direct monetary policy is exercised by the European Central Bank and, as a result, EMU member states are significantly affected by fiscal and monetary policies implemented by the EMU and European Central Bank.

While economic and monetary convergence in the EU may offer new opportunities for those investing in the region, investors should be aware that the success of the EU is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. Many disparate economies continue to adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. Europe’s economies are diverse, its governments are decentralized, and its cultures differ widely. As member states unify their economic and monetary policies, movements in European markets will lose the benefit of diversification within the region. High unemployment could pose political risk. One or more member states might exit the union, placing the currency and banking system in jeopardy. Major issues currently facing the EU relate to its membership, structure, procedures and policies; they include the adoption, abandonment or adjustment of the constitutional treaty, the EU’s enlargement to the south and east, and resolving the EU’s problematic fiscal and democratic accountability. Any or all of these challenges may affect the value of a Fund’s investments economically tied to the EU.

The EU has been extending its influence to the south and east. For former Iron Curtain member states, membership serves as a strong political impetus to employ tight fiscal and monetary policies. Nevertheless, several entrants in recent years are former Soviet satellites that remain burdened to various extents by the inherited inefficiencies of centrally planned economies similar to that which existed under the old Soviet Union.

In addition, certain member states in the EU have had to accept assistance from supra-governmental agencies such as the International Monetary Fund and the European Financial Stability Facility. The European Central Bank has also intervened to purchase eurozone debt in order to seek to stabilize markets and reduce borrowing costs. Responses to these financial

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problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The EU has the largest economy in the world according to data compiled by the International Monetary Fund, and is expected to grow further over the next decade as more countries join. However, the EU’s economic growth has been below that of the United States most years since 1990, and the economic performance of certain of its key members is a matter of serious concern to policy makers. Although economic conditions vary among EU member states, there is continued concern about national level support for the euro and the accompanying coordination of fiscal and wage policy of EU member states.

In addition, many EU members suffered severe economic declines during and after the 2008–2009 worldwide economic downturn. These declines led to fiscal crises for the governments of certain members including Portugal, Ireland, Italy, Greece and Spain. Some EU member states required external assistance to meet their obligations, and all of these member states run the risk of default on their debt, possible bail-out by the rest of the EU or debt restructuring, which may require creditors to bear losses. These events adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Certain of the larger European economies have shown limited signs of recovery from the 2008–2009 worldwide economic downturn; however, significant risks still threaten the potential recovery, such as high official debts and deficits, aging populations, over-regulation of non-financial businesses and doubts about the sustainability of the EMU. These countries will need to make certain economic and political decisions in order to restore sustainable economic growth and fiscal policy. While many initiatives have been instituted to strengthen regulation and supervision of financial markets in the EU, greater regulation is expected in the future.

Further, it is possible that the euro could be abandoned in the future by EU member states that have already adopted its use, and the effects of such an abandonment or a member state’s forced expulsion from the euro on that member state, on the EMU, and on global markets are impossible to predict and could be negative. The exit of any member state out of the euro would likely have a significant destabilizing effect on all eurozone countries and their economies and a negative effect on the global economy as a whole. In addition, under these circumstances, it may be difficult to value investments denominated in euros or in a replacement currency.

In a June 2016 referendum, citizens of the UK voted to leave the EU. On January 31, 2020, the UK withdrew from the EU. The UK’s withdrawal is subject to an agreement that permits the UK to effectively remain in the EU from an economic perspective during a transition period that is scheduled to apply until December 31, 2020, but may be extended. During the transition period, EU law will continue to apply in the UK, and the future trade relationship between the UK and the EU is expected to be formally negotiated. It is not possible to anticipate whether the UK and the EU will be able to agree upon and implement a new trade agreement or what the nature of such trade arrangement will be. In addition, the longer term economic, legal, political, regulatory and social framework to be put in place between the UK and the EU remains unclear and may lead to ongoing political, regulatory and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European markets for some time.

The impact of the UK’s withdrawal on the UK and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, potentially lower economic growth and decreased asset valuations. The UK’s withdrawal from the EU may have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union and may cause additional market disruption globally and introduce new legal and regulatory uncertainties. It may also have a negative impact on the economy and currency of the UK as a result of anticipated, perceived or actual changes to the UK’s economic and political relations with the EU. The UK’s withdrawal could result in lower growth for companies in the UK, EU and globally, which could have an adverse effect on the value of a Fund’s investments. A Fund may make investments in the UK (during the transition period and afterwards), other EU members and in non-EU countries that are directly or indirectly affected by the exit of the UK from the EU. Any or all of these challenges may affect the value of a Fund’s investments economically tied to the UK or EU and may have an adverse effect on the Fund’s performance.

Investment in Eastern Europe. Investing in the securities of Eastern European issuers involves risks not usually associated with investing in the more developed markets of Western Europe. Changes occurring in Eastern Europe today could have long-term potential consequences. These changes could result in rising standards of living, lower manufacturing costs, growing consumer spending and substantial economic growth.

Recent political and economic reforms do not eliminate the possibility of a return to centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. In many of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of Western market economies, little or no experience in trading in securities, no accounting or financial reporting standards, a lack of a banking and securities infrastructure to handle such trading and a legal tradition which does not recognize rights in private property.

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Eastern European markets are particularly sensitive to social, political, economic, and currency events in Russia and may suffer heavy losses as a result of their trading and investment links to the Russian economy and currency. Russia also may attempt to assert its influence in the region through economic or even military measures, as it did with Georgia in 2008 and Ukraine beginning in 2014. As a result of recent events involving Ukraine and Russia, the United States and other countries have imposed economic sanctions on certain Russian individuals and financial institutions. Eastern European markets will be significantly affected by the fiscal and monetary controls of the EMU. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions among European countries may have a significant adverse effect on the economies of other European countries including those of Eastern Europe.

Investment in Saudi Arabia. The Saudi Arabian government exerts substantial influence over many aspects of the private sector. While the political situation in Saudi Arabia is generally stable, future political instability or instability in the larger Middle East region could adversely impact the economy of Saudi Arabia, particularly with respect to foreign investments. Certain issuers located in Saudi Arabia may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. Investments in Saudi Arabia are also subject to the risk of expropriation or nationalization of assets or the risk of restrictions on foreign investments and repatriation of capital.

Saudi Arabian issuers may be impacted by the significant ties in the Saudi Arabian economy to petroleum exports. As a result, changes within the petroleum industry could have a significant impact on the overall health of the Saudi Arabian economy. Additionally, the Saudi Arabian economy relies heavily on foreign labor and changes in the availability of this labor supply could have an adverse effect on the economy.

The ability of foreign investors to invest in Saudi Arabian issuers is relatively new and untested, and such ability may be revoked or restricted by the government of Saudi Arabia in the future, which may materially affect a Fund. A Fund may be unable to obtain or maintain the required licenses, which would affect the Fund’s ability to buy and sell securities at full value. Additionally, a Fund’s ownership of any single issuer listed on the Saudi Arabian Stock Exchange may be limited by the Saudi Arabia Capital Market Authority (“CMA”). The securities markets in Saudi Arabia may not be as developed as those in other countries. As a result, securities markets in Saudi Arabia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Major disruptions or regulatory changes may occur in the Saudi Arabian market, which could negatively impact a Fund.

A Fund’s ability to invest in Saudi Arabian securities depends on the ability of Advisors and/or the Fund to maintain its respective status as a Foreign Portfolio Manager and/or a Qualified Foreign Investor (“QFI”), as applicable, with the CMA and, if applicable, a Fund as a client of a QFI who has been approved by the CMA (“QFI Client”). QFI regulations and local market infrastructure are relatively new and have not been tested and the CMA may discontinue the QFI regime at any time. Any change in the QFI system generally, including the possibility of Advisors or a Fund losing its Foreign Portfolio Manager, QFI and/or QFI Client status, as applicable, may adversely affect the Fund.

Investment in Russia. Russia has experienced political, social and economic turbulence as a result of decades of Communist rule. In addition, there is a heightened risk of political corruption and weak and variable government oversight. To date, many of the country’s economic reform initiatives have not yet been implemented or successful. In this environment, there is always the risk that the nation’s government will abandon the current program of economic reform and replace it with drastically different political and economic policies that would be detrimental to the interests of foreign investors.

Along with the general risks of investing in emerging markets, investing in the Russian market is subject to significant risks due to the less developed state of Russia’s banking system and its settlement, clearing and securities registration processes as compared to more developed markets. With the implementation of the National Settlement Depository in Russia (“NSD”) as a recognized central securities depository, title to Russian equities is now based on the records of the NSD and not the local registrars. The implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities; however, loss may still occur. To the extent that a Fund suffers a loss relating to title or corporate actions relating to is portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss.

There is little long-term historical data on the Russian securities market because it is relatively new, and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards that apply to companies operating in Russia, there is little solid corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies.

The United States and the regulatory bodies of certain other countries, as well as the EU, imposed economic sanctions, which can consist of prohibiting certain securities trades, certain private transactions in the energy sector, asset freezes and prohibition of all business, against certain Russian individuals and Russian corporate entities. The United States enacted a law that codified and expanded existing sanctions against Russia and also authorized new sanctions. The EU could also broaden,

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strengthen and/or otherwise change existing sanctions. These sanctions, or even the threat of further sanctions, could impair a Fund’s ability to invest in securities it views as attractive investment opportunities or to sell securities or other financial instruments as needed to meet shareholder redemptions. Such sanctions may result in the decline of the value and liquidity profile of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, or impair the market for depositary receipts tied to such securities. Sanctions could also result in Russia taking countermeasures or retaliatory actions which may further impair the value and liquidity of Russian securities or depositary receipts tied to Russian securities.

Investment in Latin America. The history of certain Latin American countries has been characterized by political, economic and social instability, intervention by the military in civilian and economic spheres, and political corruption. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalizations, hyperinflation, debt crises, sudden and large currency devaluation, and military intervention. However, there have been changes in this regard, particularly in the past decade. Democracy is becoming well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated, privatization of state-owned companies has progressed, and foreign trade restrictions have been relaxed. Nonetheless, to the extent that events such as those listed above that increase the risk of investment in this region continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

Economies of most Latin American countries are highly dependent on commodity exports and, for certain countries, oil exports. Fluctuations in commodity and oil prices and currency rates can therefore have a pronounced effect on Latin American countries’ economies. The 2008–2009 worldwide economic downturn weakened demand for commodities and oil, which has led to recession or economic difficulties in these countries. Certain Latin American countries recently have shown signs of recovery and have entered into regional trade agreements.

For example, NAFTA has facilitated economic and financial integration among the United States, Canada and Mexico. However, uncertainty regarding NAFTA’s successor, USMCA, may have a significant and adverse impact on Mexico’s outlook and the value of a Fund’s investments in securities economically tied to Mexico. More broadly, the prices of oil and other commodities are in the midst of a period of high volatility driven, in part, by a continued slowdown in growth in China. If growth in China remains slow, or if global economic conditions worsen, Latin American countries may face significant economic difficulties. Thus, there can be no assurance that any recent growth will be sustained and that Latin American countries will not face further recessionary pressures.

Most Latin American countries have experienced, at one time or another and including, for some, recently severe and persistent levels of inflation, including in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. For example, recent political instability in Venezuela has resulted in social unrest and a massive disruption in the Venezuelan economy, including a deep recession and near hyperinflation. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds’ interests in securities denominated in such currencies.

Almost all of the region’s economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Government plans for modernization have exhausted these resources with little benefit accruing to the economy and most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect the market for Latin American securities. Latin American economies that depend on foreign credit and loans may also face significant economic difficulties if the U.S. Federal Reserve continues to raise interest rates, which could potentially jeopardize various countries’ ability to service debt obligations or to service such obligations in a timely manner.

Investment in Japan. Government-industry cooperation, a strong work ethic, mastery of high technology, emphasis on education, and a comparatively small defense allocation helped Japan advance with extraordinary speed to become one of the largest economic powers along with the United States and the EU. Despite its impressive history, investors face special risks when investing in Japan.

The growth of Japan’s economy has recently lagged that of its Asian neighbors and other major developed countries. Since the early 2000s, Japan’s economic growth rate has remained low relative to other advanced economies and may remain low in the future. The Japanese economy is heavily reliant on international trade and has been adversely affected in the past by trade tariffs, other protectionist measures, competition from emerging economies, and the economic conditions of its trading

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partners. In addition, China has become an important trading partner with Japan. Japan’s political relationship with China, however, is strained and delicate. Should political tension increase, it could adversely affect the Japanese economy and destabilize the region as a whole. Japan is also heavily dependent on oil and other commodity imports, and higher commodity prices could therefore have a negative impact on the Japanese economy. Although Japan has recently worked to reduce its dependence on oil by encouraging energy conservation and the use of alternative fuels, there is no guarantee that this trend will continue. The yen has had a history of unpredictable and volatile movements against the U.S. dollar; a weakening yen hurts U.S. investors holding yen-denominated securities. The Japanese stock market has also experienced wild swings in value over time and has often been considered significantly overvalued.

Beginning in the late 1990s, the nation’s financial institutions were successfully overhauled under the strong leadership of the government. The successful financial sector reform coincided with a Japanese economic recovery, which had set the stage for a comparatively brighter outlook for Japanese companies. However, Japan has an aging workforce and has experienced a significant population decline in recent years. Japan’s labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may affect Japan’s economic competitiveness.

Japan is susceptible to natural disasters such as earthquakes and tsunamis, and a Fund’s investment in Japan may be more likely to be affected by such events than its investments in other geographic regions.

Investment in Asia Other Than Japan. The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, regional conflicts and government corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers and result in significant disruption in securities markets. The economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the EU. The 2008–2009 worldwide economic downturn spread to the region, significantly lowering its exports and inflows of foreign investment, which are driving forces of its economic growth. In addition, the 2008–2009 worldwide economic downturn also significantly affected consumer confidence and local stock markets. The economies of many countries in the region have recently shown signs of recovery from the crisis, but there can be no assurance that such recovery will be sustained.

Unlike in the United States, the currencies of certain Asian countries are not determined by the market but are instead managed at artificial levels to the U.S. dollar. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds’ interests in securities denominated in such currencies.

Asian countries have historically been prone to natural disasters, such as droughts, floods and tsunamis, and the region’s economies may be affected by such environmental events in the future. A Fund’s investment in or exposure to Asian countries is, therefore, subject to the risk of such events.

By investing in securities or instruments that are economically tied to the People’s Republic of China excluding Hong Kong, Macau and Taiwan for the purpose of this disclosure (“PRC”) or other developing market Asian countries, a Fund is subject to certain risks in addition to those generally applicable to investment in foreign and emerging markets. In many Asian securities markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region. Brokers in developing market Asian countries typically are fewer in number and less well capitalized than brokers in the United States. A number of Asian companies are also highly dependent on foreign loans for their operation, which could impose strict repayment term schedules and require significant economic and financial restructuring. In addition, there is a lack of clarity in the laws and regulations in certain Asian countries compared to more developed international markets, and there could potentially be a lack of consistency in interpreting and applying the relevant regulations. These factors may severely restrict a Fund’s ability to pursue its investment objective or strategies, may result in fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of a Fund. Further, from time to time and as recently as January 2020, the PRC has experienced outbreaks of infectious illnesses, and the country may be subject to other infectious illnesses, diseases or other public health emergencies in the future. Any public health emergency could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the PRC economy, which in turn could adversely affect a Fund’s investments.

Although the PRC has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. A Fund’s investment in or exposure to the PRC is also subject to risks associated with, among other things, (a) inefficiencies resulting from erratic growth; (b) the relatively small size and absence of operating history of many Chinese companies; (c) the potential for extensive government intervention in the economy as a whole or with respect to specific issuers; (d) uncertainty and potential changes with respect to the rules and regulations of market access programs

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through which investments in the PRC are made; and (e) uncertainty with respect to the government’s commitment to continue with its economic reforms. In addition, the relationship between the PRC and Taiwan is particularly sensitive, and hostilities between the PRC and Taiwan may present a risk to a Fund’s investment in either the PRC or Taiwan. Moreover, as demonstrated by recent protests in Hong Kong over political, economic, and legal freedoms, and the PRC government’s response to them, political uncertainty exists within Hong Kong and there is no guarantee that additional protests will not arise in the future. Hostilities between the PRC and Hong Kong may present a risk to a Fund’s investment in the PRC or Hong Kong.

There also exists control on foreign investment in the PRC and limitations on repatriation of invested capital. Under the qualified foreign institutional investor (“QFII”) program and the renminbi (“RMB”) qualified foreign institutional investor (“RQFII”) program, both of which are market access programs through which PRC investments are made available, there are certain regulatory restrictions imposed, particularly on (without limitation) investment scope, investment quota, repatriation of funds, foreign shareholding limit and account structure. Although the relevant QFII/RQFII regulations have recently been revised to relax the limitation on repatriation of funds, it is a new development and is therefore subject to uncertainties as to whether and how it will be implemented in practice. As a result of PRC regulatory requirements, a Fund may be limited in its ability to invest in securities or instruments tied to the PRC and/or may be required to liquidate its holdings in securities or instruments tied to the PRC, including at an inopportune time. Under certain instances, such involuntary liquidations may result in losses for a Fund. In addition, securities exchanges in the PRC typically have the right to suspend or limit trading in any security traded on the relevant exchange. The PRC government or relevant PRC regulators may also implement policies that may adversely affect the PRC financial markets. Such suspensions, limitations or policies may have a negative impact on the performance of a Fund’s investments.

China A-Shares and China Stock Connect Risk. The following risks are in addition to the risks described under “Investment in Asia Other Than Japan” and “Emerging Markets.” Certain Funds may invest in eligible RMB-denominated shares of mainland China-based companies that trade on Chinese stock markets such as the Shanghai Stock Exchange and the Shenzen Stock Exchange (referred to as “China A-Shares”) through the Shanghai and Shenzen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect allows non-Chinese investors (such as the Funds) to purchase certain PRC-listed equities via brokers in Hong Kong. There are significant risks and limitations inherent in investing in China A-Shares through Stock Connect. For example, a Fund’s investment in China A-Shares may only be traded through Stock Connect and is not otherwise transferable. Further, the list of eligible China A-Shares may change from time to time. When a China A-Shares issue is recalled from the scope of securities eligible for trading through Stock Connect, a Fund invested in such China A-Shares issue traded through Stock Connect may only sell, not buy, the securities, which may adversely affect the Fund’s investment strategy.

Stock Connect is not subject to individual investment quotas but market-wide daily and aggregate investment quotas apply to all Stock Connect participants. Once a daily quota limit is reached, orders to purchase additional China A-Shares of such issuance through Stock Connect will be rejected. Such quotas, which are subject to change from time to time, may restrict or preclude a Fund from investing in China A-Shares on a timely basis, which could affect the Fund’s ability to effectively pursue its investment strategy. Further, an investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund’s ability to invest in China A-Shares through Stock Connect and to enter into or exit trades where it is advantageous to do so on the same trading day. In addition, because Stock Connect trades are routed through Hong Kong brokers and the Hong Kong Stock Exchange, Stock Connect is affected by trading holidays in either the PRC or Hong Kong, and there are trading days in the PRC when Stock Connect investors will not be able to trade. As a result, prices of Stock Connect may fluctuate at times when a Fund is unable to add to or exit its position, which could adversely affect the Fund’s investment performance. Both the PRC and Hong Kong regulators are permitted, independently of each other, to suspend Stock Connect (or to permit such issues to suspend trading) in response to certain market conditions. Stock Connect trades are settled in RMB and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

Stock Connect regulations provide that investors enjoy the rights and benefits of Shanghai Stock Exchange equities purchased through Stock Connect but the nominee structure under Stock Connect requires that China A-Shares be held through the Hong Kong Securities Clearing Company (“HKSCC”), as nominee for investors. A Fund’s ownership of China A-Shares will be reflected on the custodian’s records but the Fund itself will have only beneficial rights in such China A-Shares, and the mechanisms that beneficial owners may use to enforce their rights are untested. For instance, courts in China have limited experience in applying the concept of beneficial ownership and the law surrounding beneficial ownership will continue to evolve. A Fund may not be able to participate in corporate actions affecting Stock Connect securities due to time constraints or for other operational reasons. Similarly, a Fund will not be able to vote in shareholders’ meetings except through HKSCC and will not be able to attend shareholders’ meetings. Taken together with Stock Connect’s omnibus clearing structure, this structure may limit Advisors’ ability to effectively manage a Fund and may expose the Fund to the credit risk of its custodian or to greater risk of expropriation. While certain aspects of the Stock Connect trading process are subject to Hong Kong law, PRC rules applicable to share ownership will apply.

China A-Shares traded via Stock Connect are subject to risks associated with the legal and technical framework of Stock Connect. The trading, settlement and information technology (“IT”) systems required to operate Stock Connect are relatively new and are continuing to evolve. If relevant Stock Connect systems fail to function properly, trading in China A-Shares on Stock

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Connect could be disrupted. Further, in the event of high trading volume or unexpected market conditions, Stock Connect may be available on a limited basis.

China Bond Connect Risk. There are risks associated with a Fund’s investment in Chinese government bonds and other PRC-based debt instruments traded on the China inter-bank bond market through the Bond Connect program. Bond Connect refers to the arrangement between Hong Kong and the PRC that enables the PRC and overseas investors to trade various types of debt securities in each other’s bond markets through connection between the relevant respective financial infrastructure institutions. Such trading is subject to a number of restrictions that may affect a Fund’s investments and returns. For example, investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to a Fund. Furthermore, securities purchased through Bond Connect will be held on behalf of ultimate investors (such as a Fund) via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit maintained with either the China Central Depository & Clearing Co. (“CCDC”) or the Shanghai Clearing House (“SCH”), each a PRC-based custodian. A Fund’s ownership interest in Bond Connect securities will not be reflected directly in book entry with CCDC or SCH and will instead only be reflected on the books of its Hong Kong sub-custodian. This recordkeeping system also subjects a Fund to various risks, such as the risks of settlement delays and counterparty default of the Hong Kong sub-custodian, or the risk that the Fund may have a limited ability to enforce rights as a bondholder. While the ultimate investors hold a beneficial interest in Bond Connect securities, the mechanisms that beneficial owners may use to enforce their rights are untested and courts in the PRC have limited experience in applying the concept of beneficial ownership. As such, a Fund may not be able to participate in corporate actions affecting its rights as a bondholder, such as timely payment of distributions, due to time constraints or for other operational reasons. Bond Connect trades are settled in RMB and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed. Furthermore, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

A primary feature of Bond Connect is the application of the home market’s laws and rules applicable to investors in Chinese fixed-income instruments. Therefore, a Fund’s investments in securities through Bond Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Bond Connect. A Fund will not benefit from access to Hong Kong investor compensation funds, which are designed to protect against defaults of trades, when investing through Bond Connect. Bond Connect is only available on days when markets in both the PRC and Hong Kong are open. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Fund is unable to add to or exit its position and, therefore, may limit the Fund’s ability to trade when it would be otherwise attractive to do so.

The Bond Connect program is relatively new and may be subject to further interpretation, guidance and regulatory change. The trading, settlement and IT systems required for non-Chinese investors in Bond Connect are also relatively new and are continuing to evolve. In the event that the relevant systems do not function properly, trading through Bond Connect could be disrupted. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Bond Connect program are uncertain, and they may have an adverse effect on a Fund’s performance.

Depositary Receipts. The Equity Funds and the Real Estate Securities Fund can invest in American, European and Global Depositary Receipts (“ADRs,” “EDRs” and “GDRs,” respectively). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they do not eliminate all the risks of foreign investing.

ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that a Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Fund would not become aware of, and be able to respond to, corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the national market system, including the NASDAQ Stock Market, Inc. (“NASDAQ”). The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

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Municipal securities

The 5–15 Year Laddered Tax-Exempt Bond Fund invests in “municipal securities.” The term “municipal securities” as used in the Fund’s Prospectus and this SAI means debt obligations issued by, or on behalf of, state, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multi-state agencies or authorities, the interest from which debt obligations is, in the opinion of the issuer’s counsel, excluded from gross income for federal income tax purposes (but not necessarily exempt from federal alternative minimum tax (“AMT”) or from state or local taxes). The 5–15 Year Laddered Tax-Exempt Bond Fund will generally invest in tax-exempt bonds that have a final maturity of between five and fifteen years. In pursuing its investment objective, the Fund seeks to weight investments in securities with a final maturity in each year within the five-to-fifteen year maturity range. The 5–15 Year Laddered Tax-Exempt Bond Fund’s portfolio is “laddered” by investing in municipal obligations with different final maturities so that some obligations age out of the five-to-fifteen year maturity range during each year.

Municipal securities generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be municipal securities if, in the opinion of the issuer’s counsel, the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes. Interest on certain “private activity” bonds is subject to federal alternative minimum tax. Interest from private activity bonds is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any.

Opinions relating to the validity of municipal securities and to the exemption of interest on them from federal income taxes are rendered by bond counsel for each issuer at the time of issue. These opinions are generally based on covenants by the issuers or others regarding continuing compliance with the federal tax laws. In the event that the issuer fails to comply, the interest distributions to shareholders may retroactively become federally taxable. Neither the Trust nor Advisors will review the proceedings relating to the issuance of municipal securities or the basis for opinions of issuer’s counsel.

Even though municipal securities are interest-bearing investments that promise a stable flow of income, their prices are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of municipal securities with longer remaining maturities typically fluctuate more than those of similarly rated municipal securities with shorter remaining maturities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities and the level of federal funding received by issuing entities (e.g., U.S. municipalities).

Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, municipal securities, as well as the tax-exempt nature of interest paid on those securities. Neither the Trust nor Advisors can predict the effect of recent tax law changes upon the municipal obligation market, including the availability of instruments by a Fund. In addition, neither the Trust nor Advisors can predict whether additional legislation adversely affecting the municipal obligation market will be enacted in the future. Advisors monitors legislative developments and considers whether changes in the objective or policies of a Fund need to be made in response to those developments. If any laws are enacted that would reduce the availability of municipal securities for investment by the 5–15 Year Laddered Tax-Exempt Bond Fund so as to affect the Fund’s shareholders adversely, the Trust will reevaluate the Fund’s investment objective and policies and might submit possible changes in the Fund’s structure to the Fund’s shareholders for their consideration. If legislation were enacted that would treat a type of municipal obligation as taxable for federal income tax purposes, the Trust would treat the security as a permissible taxable money market instrument for the 5–15 Year Laddered Tax-Exempt Bond Fund within the applicable limits set forth in the Fund’s Prospectus.

Municipal Insurance. The 5–15 Year Laddered Tax-Exempt Bond Fund may invest its assets in municipal bonds whose principal and interest payments are guaranteed by a private insurance company. Although these bonds have private insurance guarantees, Advisors performs an independent analysis and review of the underlying municipal obligor to determine the appropriateness of the investment for the Fund. The credit crisis in 2008 adversely affected private financial insurance companies that offer insurance guarantees on municipal bonds. This insurance may be: (1) purchased by the bond issuer at the time of issuance; (2) purchased by the Fund to guarantee specific bonds only while held by the Fund; or (3) purchased by an investor after the bond has been issued to guarantee the bond until its maturity date.

Municipal Floating and Variable Rate Demand Instruments. Floating and variable rate demand bonds and notes are municipal securities ordinarily having stated maturities in excess of one year but which permit their holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are securities that permit the 5–15 Year Laddered Tax-Exempt Bond Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. These securities have interest rates that fluctuate from time to time and frequently are secured by letters of credit or credit support arrangements provided by banks.

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Use of letters of credit or credit support arrangements generally will not adversely affect the tax-exempt status of variable rate demand notes. Because they are direct lending arrangements between the lender and borrower, variable rate demand notes generally will not be traded and no established secondary market generally exists for them, although they are redeemable at face value. If variable rate demand notes are not secured by letters of credit or other credit support arrangements, the right to demand payment on them will be dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the 5–15 Year Laddered Tax-Exempt Bond Fund will meet the quality criteria established by Advisors for the purchase of municipal securities. Advisors considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand securities in the Fund’s portfolio.

Participation Interests. A participation interest in a municipal security gives the purchaser an undivided interest in the municipal obligation in the proportion that the purchaser’s participation interest bears to the total principal amount of the municipal obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below one that is otherwise permissible for purchase by the 5–15 Year Laddered Tax-Exempt Bond Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that Advisors has determined meets certain quality standards established by the Board of Trustees, or the payment obligation otherwise will be collateralized by U.S. Government securities. The 5–15 Year Laddered Tax-Exempt Bond Fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days’ notice, for all or any part of the Fund’s participation interest in the municipal obligation, plus accrued interest. The 5–15 Year Laddered Tax-Exempt Bond Fund intends to exercise its right to demand payment only upon a default under the terms of the municipal obligation, or to maintain or improve the quality of its investment portfolio. The 5–15 Year Laddered Tax-Exempt Bond Fund will invest no more than 5% of the value of its assets in participation interests.

Municipal Obligation Components. The interest payments on municipal securities can be divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the “Auction Component”) pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the “Residual Component”) pays a residual interest rate based on the difference between the total interest paid by the issuer on the municipal obligation and the auction rate paid on the Auction Component. The components can be purchased separately. Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease as the Auction Component’s rate increases and increase as the Auction Component’s rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed-rate municipal obligation having similar credit quality, redemption provisions and maturity.

Municipal Custody Receipts. The 5–15 Year Laddered Tax-Exempt Bond Fund also may acquire custodial receipts of certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custody account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the securities. Custody receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon municipal securities described above. Although under the terms of a custody receipt the Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custody account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Tax Risk. Income from tax-exempt municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service (“IRS”) or the non-compliant conduct of a bond issuer.

Other policies

Other Investment Techniques and Opportunities. The Funds may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio’s overall return, regardless of how these actions may affect the weight of the particular securities in the Funds’ portfolios.

Industry Concentration. With the exception of the Real Estate Securities Fund, none of the Funds will concentrate more than 25% of its total assets in any one industry.

Special Risks Related to Cyber Security. With the increased use of technologies such as the internet to conduct business, the Funds and their service providers (including, but not limited to, the Funds’ custodian, transfer agent and financial

TIAA-CREF Funds  ■  Statement of Additional Information     35

intermediaries) are susceptible to cyber security risks. In general, cyber security attacks can result from infection by computer viruses or other malicious software or from deliberate actions or unintentional events, including gaining unauthorized access through hacking or other means to digital systems, networks, or devices that are used to service the Funds’ operations in order to misappropriate assets or sensitive information, corrupt data, or cause operational disruption. Cyber security attacks can also be carried out in a manner that does not require gaining unauthorized access, including by carrying out a “denial-of-service” attack on a Fund or its service providers’ websites. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Trust’s or a Fund’s systems.

Cyber security failures by Advisors or its affiliated investment advisers, other service providers, or the issuers of the portfolio securities in which a Fund invests have the ability to result in disruptions to and impacts on business operations. Such disruptions or impacts may result in financial losses, interference with the Funds’ ability to calculate their NAVs, barriers to trading, Fund shareholders’ inability to transact business with a Fund, violations of applicable federal and state privacy or other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. The Funds and their service providers may also maintain sensitive information (including relating to personally identifiable information of investors) and a cyber security breach may cause such information to be lost, improperly accessed, used or disclosed. The Funds may incur additional, incremental costs to prevent and mitigate the risks of cyber security attacks or incidents in the future. The Funds and their shareholders could be negatively impacted by such attacks or incidents. Although Advisors and its affiliated investment advisers have established business continuity plans and risk-based processes and controls to address such cyber security risks, there are inherent limitations in such plans and systems in part due to the evolving nature of technology and cyber security attack tactics. As a result, it is possible that the Funds, Advisors or its affiliated investment advisers or a Fund’s service providers will not be able to adequately identify or prepare for all cyber security attacks. In addition, the Funds cannot directly control the cyber security plans or systems implemented by their service providers or issuers in which they invest.

Regulation S Securities Risk. As described more fully in its Prospectus, the International Bond Fund may seek exposure to Regulation S securities through its investment in the Subsidiary. Regulation S securities may be less liquid than publicly traded securities as a result of legal or contractual restrictions on resale. If a Regulation S security is determined to be illiquid, the investment will be included with a Fund’s 15% of net assets limitation on investment in illiquid investments. Regulation S securities may be resold in privately negotiated transactions but the price realized in such resales could be less than the amount originally paid. Further, because Regulation S securities are not publicly traded, they may not be subject to the same disclosure and other investor protection requirements that would be applicable to publicly traded securities. As a result, Regulation S securities may involve a high degree of business and financial risk and may result in losses.

Investment in a Wholly Owned Subsidiary. The Subsidiary is a Cayman Islands exempted company that is wholly owned and controlled by the International Bond Fund and is overseen by its own board of directors. The International Bond Fund is the sole shareholder of the Subsidiary and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. It is expected that the Subsidiary will invest primarily in Regulation S securities. As a result, the International Bond Fund, through its investment in the Subsidiary, is indirectly exposed to the risks associated with Regulation S securities. There can be no assurance that the investment objective of the International Bond Fund or the Subsidiary will be achieved.

The Subsidiary is not registered under the 1940 Act and, therefore, is not subject to the investor protection provisions of the 1940 Act (unless otherwise noted in the International Bond Fund’s Prospectus or this SAI). As an investor in the Subsidiary, the International Bond Fund does not have all of the protections offered to investors by the 1940 Act. However, the Subsidiary is wholly owned and controlled by the International Bond Fund and managed by Advisors. Therefore, the International Bond Fund’s ownership and control of the Subsidiary make it unlikely that the Subsidiary would take actions contrary to the interests of the International Bond Fund or its shareholders. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the International Bond Fund to invest in the Subsidiary as described in the International Bond Fund’s Prospectus and in this SAI and could adversely affect the International Bond Fund. For example, the Cayman Islands currently does not impose certain taxes on exempted companies like the Subsidiary, including income and capital gains tax, among others. If Cayman Islands laws were changed to require such entities to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.

Liquidation of Funds. The Board of Trustees may determine to close and/or liquidate a Fund at any time, which may have adverse tax consequences to the shareholders of such Fund. In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder’s basis in their shares of the Fund. A shareholder of a liquidating Fund will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as shareholder account fees (if any) or fund operating expenses), and a shareholder may receive an amount in liquidation less than the shareholder’s original investment.

Portfolio Turnover. Generally, the transactions in which a Fund engages are reflected in the Fund’s portfolio turnover rate (although the Money Market Fund does not have a portfolio turnover rate). The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value

36     Statement of Additional Information  ■  TIAA-CREF Funds

of the Fund’s portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund and ultimately by the Fund’s shareholders. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.

For the fiscal year ended October 31, 2019, the portfolio turnover rates of six Funds significantly changed from portfolio turnover rates in 2018 as a result of a variety of factors.

The Emerging Markets Equity Index Fund’s portfolio turnover rate increased to 53% for the twelve-month period ended October 31, 2019 as compared with 27% for the twelve-month period ended October 31, 2018. The increase in portfolio turnover was primarily attributable to increased transaction activity due to increased shareholder activity, including both purchases and redemptions, in the Fund.

The International Equity Fund’s portfolio turnover rate increased to 114% for the twelve-month period ended October 31, 2019 as compared with 73% for the twelve-month period ended October 31, 2018. The increase in portfolio turnover was primarily attributable to increased transaction activity due to portfolio risk mitigation activities, including reducing portfolio concentration and adding to defensive sectors, within the Fund.

The International Equity Index Fund’s portfolio turnover rate increased to 10% for the twelve-month period ended October 31, 2019 as compared with 4% for the twelve-month period ended October 31, 2018. The increase in portfolio turnover was primarily attributable to increased transaction activity due to increased shareholder activity, including both purchases and redemptions, in the Fund.

The Mid-Cap Value Fund’s portfolio turnover rate increased to 81% for the twelve-month period ended October 31, 2019 as compared with 25% for the twelve-month period ended October 31, 2018. The increase in portfolio turnover was primarily attributable to higher trading activity (namely a reduction in the number of portfolio holdings) that occurred as a result of a change in the Fund’s portfolio management team during the period.

The Quant Large-Cap Value Fund’s portfolio turnover rate increased to 146% for the twelve-month period ended October 31, 2019 as compared with 84% for the twelve-month period ended October 31, 2018. The increase in portfolio turnover was primarily attributable to certain enhancements to the Fund’s quantitative stock selection model, which resulted in an increased level of trading to attempt to optimize Fund exposures.

The Small-Cap Blend Index Fund’s portfolio turnover rate increased to 32% for the twelve-month period ended October 31 2019 as compared with 20% for the twelve-month period ended October 31, 2018. The increase in portfolio turnover was primarily attributable to increased transaction activity due to increased shareholder activity, including both purchases and redemptions, in the Fund.

For the fiscal year ended March 31, 2019, the portfolio turnover rates of two Funds significantly changed from portfolio turnover rates in 2018 as a result of a variety of factors.

The Core Plus Bond Fund’s portfolio turnover rate decreased to 106% for the twelve-month period ended March 31, 2019 as compared to 156% for the twelve-month period ended March 31, 2018. The decrease in portfolio turnover was primarily attributable to fewer mortgage dollar roll transactions; excluding mortgage dollar rolls, turnover was relatively in-line year over year.

The Short-Term Bond Fund’s portfolio turnover rate increased to 118% for the twelve-month period ended March 31, 2019 as compared to 77% for the twelve-month period ended March 31, 2018. The increase in portfolio turnover was primarily attributable to flows, resulting in more frequent rebalancing. Tactical allocation to sectors was also slightly elevated from the prior period.

The Funds do not have fixed policies on portfolio turnover, although, because a higher portfolio turnover rate will increase brokerage costs, Advisors will carefully weigh the added costs of short-term investment against the gains anticipated from such transactions. To the extent that the Funds have investors that are funds or pools managed by Advisors, transaction activity by these funds or pools may contribute to the Funds’ portfolio turnover rate and may increase the Funds’ brokerage costs.

Disclosure of portfolio holdings

The Board has adopted policies and procedures reasonably designed to prevent selective disclosure of each Fund’s portfolio holdings to third parties, other than disclosures of Fund portfolio holdings that are consistent with the best interests of Fund shareholders. Fund portfolio holdings disclosure refers to sharing of positional information at the security or investment level either in dollars, shares, or as a percentage of the Fund’s market value. As a general rule, except as described below, the Trust and Advisors will not disclose a Fund’s portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than the 20th day following month-end. The Trust and Advisors may disclose a Fund’s portfolio holdings to all third parties who request it after that period.

TIAA-CREF Funds  ■  Statement of Additional Information     37

With respect to the Money Market Fund, the Fund posts on its website (www.tiaa.org) the Fund’s portfolio holdings as of the last business day of each calendar month within five business days after the end of such month. Such postings will remain accessible on the Fund’s website for at least six calendar months.

The Trust and Advisors may disclose a Fund’s portfolio holdings to third parties outside the time restrictions described above as follows:

• The ten largest portfolio holdings of any Fund and all holdings of any fund of funds may be disclosed to third parties ten days after the end of the calendar month. Individual securities outside of the top ten that were materially positive or negative contributors to Fund performance may also be distributed in broadly disseminated portfolio commentaries beginning ten days after the end of the calendar month.

• Fund portfolio holdings in any particular security can be made available to stock exchanges, regulators or issuers, in each case subject to approval of the Trust’s Chief Compliance Officer, a Director in Funds Compliance, or an individual employed by Advisors holding the title of Vice President and Associate General Counsel or above.

• Fund portfolio holdings can be made available to rating and ranking organizations (e.g., Morningstar) subject to a written confidentiality agreement between the recipient and Advisors that includes provisions restricting trading on the information provided.

• Fund portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of Fund portfolio holdings information to that third party is:

• approved by an individual holding the title of Funds Treasurer, Chief Investment Officer, TIAA Investments, a Managing Director who is a direct report to the Chief Investment Officer; or above; and

• approved by an individual holding the title of Managing Director and Associate General Counsel or above; and

• reported to the Trust’s and Advisors’ Chief Compliance Officer; and

• subject to a written confidentiality agreement between the recipient and Advisors under which the third party agrees not to trade on the information provided.

• As may be required by law or by the rules or regulations of the SEC or by the laws or regulations of a foreign jurisdiction in which the Fund invests.

On an annual basis, compliance with these portfolio holdings disclosure procedures will be reviewed as part of the Chief Compliance Officers’ annual compliance reviews with the respective Boards of Trustees of the Trust and of Advisors, and the Boards will receive a current copy of the procedures for their review and approval.

Currently, the Funds have ongoing arrangements to disclose, in accordance with the time restrictions and other provisions of the Funds’ portfolio holdings disclosure policy, their portfolio holdings to the following recipients: Lipper, Inc., a Reuters Company; Morningstar, Inc.; Mellon Analytical Solutions; S&P; The Thomson Corporation; Command Financial Press; the Investment Company Institute; Donnelley Financial Solutions; Bloomberg Finance, L.P.; Data Explorers Limited; eA Data Automation Services LLC; Markit on Demand; Objectiva Software (d/b/a Nu:Pitch); CoreOne Technologies; Cabot Research, LLC; Glass, Lewis & Co., LLC; Brown Brothers Harriman & Co.; Fidelity Information Services, LLC; EquiLend Holdings LLC; FactSet Research Systems Inc. and the lenders under the Funds’ credit facility (Deutsche Bank AG, New York Branch; JPMorgan Chase Bank, N.A.; Citibank, N.A.; State Street Bank and Trust Company; Bank of America, N.A.; Barclays Bank PLC; Credit Suisse AG, New York Branch; Goldman Sachs Bank USA; Morgan Stanley Bank, N.A.; HSBC Bank USA, N.A.; The Bank of New York Mellon; U.S. Bank National Association; Bank of Montreal, Chicago Branch; and Wells Fargo Bank, N.A.). The Funds’ portfolio holdings are also disclosed on TIAA’s corporate website at www.tiaa.org. Certain of these entities receive portfolio holdings information prior to 20 days after the end of the most recent calendar month. No compensation was received by the Funds, Advisors or their affiliates as part of these arrangements to disclose portfolio holdings of the Funds.

In addition, occasionally the Trust and Advisors disclose to certain broker-dealers a Fund’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining the Fund’s portfolio management and trading strategies. These disclosures are done in accordance with the Funds’ portfolio holdings disclosure policy and are covered by confidentiality agreements. Disclosures of portfolio holdings information will be made to the Funds’ independent registered public accounting firm in connection with the preparation of public filings. Disclosure of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the Funds or counsel to the Funds’ independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the Funds’ operations. Also, State Street Bank and Trust Company, as the Funds’ custodian, fund accounting agent and securities lending agent, receives a variety of confidential information (including portfolio holdings) in order to process, account for and safekeep the Funds’ assets. Disclosure may also be made to other affiliates and service providers of the Funds or Advisors, including distributors, pricing vendors, financial printers and proxy voting agents, to the extent such disclosure is necessary for them to fulfill their obligations to the Funds.

The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. There can be no

38     Statement of Additional Information  ■  TIAA-CREF Funds

assurance that the Funds’ policies and procedures regarding selective disclosure of the Funds’ holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

The Funds send summaries of their portfolio holdings to shareholders semiannually as part of the Funds’ annual and semiannual reports. Complete portfolio holdings are also filed with the SEC through Form N-CSR and Form N-PORT. Portfolio holdings information filed on Form N-CSR and on Form N-PORT (for the last month of each fiscal quarter) is available on and can be accessed from the SEC’s website at www.sec.gov approximately 60 days after the end of each quarter. With respect to the Money Market Fund, complete portfolio holdings are filed with the SEC on a monthly basis through Form N-MFP and are made publicly available on the SEC’s website approximately five business days after the end of each month. You can request more frequent portfolio holdings information, subject to the Funds’ policy as stated above, by writing to the Funds at TIAA-CREF Funds, P.O. Box 4674, New York, NY 10164.

In addition, Advisors has adopted a policy regarding distribution of portfolio attribution analyses and related data and commentary (“Portfolio Data”). This policy permits Advisors to provide oral or written information about the Funds, including, but not limited to, how each Fund’s investments are divided among: various sectors; industries; countries; value and growth stocks; small-, mid- and large-cap stocks; and various asset classes such as stocks, bonds, currencies and cash; as well as types of bonds, bond maturities, bond coupons and bond credit quality ratings. Portfolio Data may also include information on how these various weightings and factors contributed to Fund performance including the attribution of a Fund’s return by asset class, sector, industry and country. Portfolio Data may also include various financial characteristics of a Fund or its underlying portfolio securities, including, but not limited to, alpha, beta, R-squared, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics.

Portfolio Data may be based on a Fund’s most recent quarter-end portfolio, month-end portfolio or some other interim period. Portfolio Data may be provided to members of the press, participants in the Fund, persons considering investing in the Fund, or representatives of such participants or potential participants, such as consultants, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations. While Advisors will provide Portfolio Data to persons upon appropriate request, the content and nature of the information provided to any person or category of persons may differ. Please contact TIAA for information about obtaining Portfolio Data. Advisors may restrict access to any or all Portfolio Data in its sole discretion, including, but not limited to, if Advisors believes the release of such Portfolio Data may be harmful to the Fund.

Advisors serves as investment adviser to various other funds and accounts that may have investment objectives, strategies and portfolio holdings that are substantially similar to or overlap with those of the Funds, and in some cases, these funds may publicly disclose portfolio holdings on a more frequent basis than is required for the Funds. As a result, it is possible that other market participants may use such information for their own benefit, which could negatively impact the Funds’ execution of purchase and sale transactions.

Management of the Trust

The Board of Trustees

The Trust is governed by its Board, which oversees the Trust’s business and affairs. The Board delegates the day-to-day management of the Funds to Advisors and the officers of the Trust (see below).

Board leadership structure and related matters

The Board is composed of ten trustees (the “Trustees”), all of whom are independent or disinterested, which means that they are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (independent Trustees). One of the independent Trustees serves as the Chairman of the Board. The Chairman’s responsibilities include: coordinating with management in the preparation of the agenda for each meeting of the Board; presiding at all meetings of the Board; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the independent Trustees. The Chairman performs such other duties as the Board may from time to time determine. The Principal Executive Officer of the Trust does not serve on the Board.

The Board meets periodically to review, among other matters, the Funds’ activities, contractual arrangements with companies that provide services to the Funds and the performance of the Funds’ investment portfolios. The Board holds regularly scheduled in-person meetings and regularly scheduled meetings by telephone each year and may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each regularly scheduled in-person meeting and, as the Board may determine, at its other meetings, the Board meets without management present.

TIAA-CREF Funds  ■  Statement of Additional Information     39

The Board has established a committee structure that includes (i) standing committees, each composed solely of independent Trustees and chaired by an independent Trustee, and (ii) non-standing committees (which, when constituted, shall be composed solely of independent Trustees and chaired by an independent Trustee), both as described below. The Board, with the assistance of its Nominating and Governance Committee, periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership and operating structure, which includes its committees and having an independent Trustee in the position of Chairman of the Board and of each committee, provides for independent oversight of management and is appropriate for the Trust in light of, among other factors, the asset size and nature of the Trust and the Funds, the number of portfolios overseen by the Board, the number of other funds overseen by the Trustees as the trustees of other investment companies in the TIAA-CREF Fund Complex, the arrangements for the conduct of the Funds’ operations, the number of Trustees, and the Board’s responsibilities.

The Trust is part of the TIAA-CREF Fund Complex, which is composed of the 69 funds within the Trust (including the TIAA-CREF Lifecycle Funds, TIAA-CREF Lifecycle Index Funds, TIAA-CREF Lifestyle Funds and the Managed Allocation Fund), the 11 funds within TCLF, the 8 Accounts within CREF and the single portfolio within VA-1. All of the persons that serve on the Board also serve on, and the same person serves as the Chairman of, the respective Boards of Trustees of CREF and TCLF and the Management Committee of VA-1.

Qualifications of Trustees

The Board believes that each of the Trustees is qualified to serve as a Trustee of the Trust based on a review of the experience, qualifications, attributes or skills of each Trustee. The Board bases this view on its consideration of a variety of criteria, no single one of which is controlling. Generally, the Board looks for: character and integrity; ability to review critically, evaluate, question and discuss information provided and exercise effective business judgment in protecting shareholder interests; and willingness and ability to commit the time necessary to perform the duties of trustee. Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her experience in one or more of the following fields: management, consulting, and/or board experience in the investment management industry; academic positions in relevant fields; management, consulting, and/or board experience with public companies in other fields, non-profit entities or other organizations; educational background and professional training; and experience as a Trustee of the Trust and other funds in the TIAA-CREF Fund Complex. The Board seeks representative diversity and generally considers the manner in which an individual’s professional experience, education, expertise in relevant matters, general leadership experience and life experiences are complementary and, as a whole, contribute to the ability of the Board to perform its duties.

Information indicating certain of the specific experience and relevant qualifications, attributes and skills of each Trustee relevant to the Board’s belief that the Trustee should serve in this capacity is provided in the “Disinterested Trustees” table included herein. The table includes, for each Trustee, positions held with the Trust, length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the TIAA-CREF Fund Complex overseen by each Trustee and certain directorships held by each of them in the last five years.

Risk oversight

Day-to-day management of the various risks relating to the administration and operation of the Trust and the Funds is the responsibility of management, which includes professional risk management staff. The Board oversees this risk management function consistent with and as part of its oversight responsibility. The Board performs this risk management oversight directly and, as to certain matters, through its standing committees (which are described below) and, at times, through its use of ad hoc committees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds. The Board recognizes that it is not possible to identify all of the risks that may affect the Trust and the Funds or to develop procedures or controls that eliminate the Trust’s and the Funds’ exposure to all of these risks.

In general, a Fund’s risks include, among others, market risk, credit risk, liquidity risk, valuation risk, operational risk, reputational risk, regulatory compliance risk and cyber security risk. The Board has adopted, and periodically reviews, policies and procedures designed to address certain (but not all) of these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, Advisors, the investment manager and administrator for each Fund as well as the administrator of the Funds’ Liquidity Risk Program, and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for the Trust and the Funds through receipt and review by the Board or its committee(s) of regular and special reports, presentations and other information from officers of the Trust and other persons, including from the Chief Risk Officer or other senior risk management personnel for Advisors and its affiliates. Senior officers of the Trust, senior officers of Advisors and its affiliates (collectively, “TIAA”), and the Funds’ Chief Compliance Officer (“CCO”) regularly report to the Board and/or one or more of the Board’s standing committees on a range of matters, including those relating to risk management. The Board also regularly receives reports, presentations and other information from Advisors

40     Statement of Additional Information  ■  TIAA-CREF Funds

with respect to the investments and securities trading of the Funds. At least annually, the Board receives a report from the Funds’ CCO regarding the effectiveness of the Funds’ compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from TIAA in connection with the Board’s consideration of the renewal of each of the Trust’s investment management agreements with Advisors and the Trust’s distribution plans under Rule 12b-1 under the 1940 Act. In addition, on an annual basis, Advisors, in its capacity as Liquidity Risk Program administrator pursuant to applicable SEC regulations, provides the Board with a written report that addresses the operation, adequacy and effectiveness of the Funds’ Liquidity Risk Program.

Officers of the Trust and officers and personnel of TIAA and its affiliates also report regularly to the Audit and Compliance Committee on the Trust’s internal controls over financial reporting and accounting and financial reporting policies and practices. The Funds’ CCO reports regularly to the Audit and Compliance Committee on compliance matters, and the TIAA Chief Auditor reports regularly to the Audit and Compliance Committee regarding internal audit matters. In addition, the Audit and Compliance Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters.

The Operations Committee receives regular reports, presentations and other information from Trust officers and from Fund management personnel regarding valuation and other operational matters. In addition to regular reports, presentations and other information from Advisors and other TIAA personnel, the Operations Committee receives reports, presentations and other information regarding other service providers to the Trust, either directly or through the Trust’s officers, including the Funds’ CCO, Advisors personnel or other TIAA personnel, on a periodic or regular basis.

The Investment Committee regularly receives reports, presentations and other information from Advisors with respect to the investments, securities trading, portfolio liquidity and other portfolio management aspects of the Funds.

The Corporate Governance and Social Responsibility Committee regularly receives reports, presentations and other information from Advisors regarding, among other matters, the voting of proxies of the Funds’ portfolio companies and ESG criteria used by certain Funds.

The Nominating and Governance Committee routinely monitors various aspects of the Board’s structure and oversight activities, including reviewing matters such as the workload of the Board, the balance of responsibilities delegated among the Board’s committees and the relevant skill sets of Board members. On an annual basis, the Nominating and Governance Committee reviews the independent status of each Trustee under the 1940 Act and the independent status of counsel to the independent Trustees.

TIAA-CREF Funds  ■  Statement of Additional Information     41

Disinterested Trustees

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen	Other directorships held

Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management), and member of asset allocation portfolio management team, GMO (2003–2005). Mr. Berkley has particular experience in investment management, global operations and finance, as well as experience with non-profit organizations and foundations.	89	Director, Save the Children Federation, Inc.; Investment Committee Member, Maine Community Foundation.

Joseph A. Boateng c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Trustee	Indefinite term. Trustee since 2019.	Chief Investment Officer, Casey Family Programs (since 2007). Director of U.S. Pension Plans at Johnson & Johnson (2002–2006). Manager, Financial Services Consultant, KPMG Consulting (2000–2002). Mr. Boateng has particular experience in investments, pensions, and public finance.	89	Board member, Year Up Puget Sound; Investment Advisory Committee Chair, Seattle City Employees’ Retirement System; Investment Committee Member, The Seattle Foundation.

Janice C. Eberly c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2018.	James R. and Helen D. Russell Professor of Finance at the Kellogg School of Management at Northwestern University (2002–2011 and since 2013), and Chair of the Finance Department (2005–2007). Vice President, American Economic Association (since 2020). Assistant Secretary for Economic Policy at the United States Department of the Treasury (2011–2013). Prof. Eberly has particular experience in education, finance and public economic policy.	89	Member of the Board of the Office of Finance, Federal Home Loan Banks; Director, Avant, LLC; Member of the Executive Board American Economic Association.

Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc. and of certain funds advised by American Beacon Advisors, Inc. Ms. Eckl has particular experience in investment management, mutual funds, pension plan management, finance, accounting and operations. Ms. Eckl is licensed as a certified public accountant in the State of Texas.	89	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc.

Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Trustee	Indefinite term. Trustee since 2007.	Chief Executive Officer (since 2014), and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC. Chief Operating Officer, DDJ Capital Management (2003–2006). Mr. Forrester has particular experience in investment management, institutional marketing and product development, operations management, alternative investments and experience with non-profit organizations.	89	Director, Copper Rock Capital Partners, LLC (investment adviser); Trustee, Dexter Southfield School.

Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Senior Advisor to President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006), and on the faculty (since 1989) of Harvard Law School. Prof. Jackson has particular experience in law, including the federal securities laws, consumer protection, finance, pensions and Social Security, and organizational management and education.	89	Director, Commonwealth (non-profit organization).

42     Statement of Additional Information  ■  TIAA-CREF Funds

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen	Other directorships held

Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Trustee	Indefinite term. Trustee since 2011. Chairman for term ending July 1, 2021. Chairman since 2017.	Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004), and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management. Mr. Kenny has particular experience in investment management of mutual funds and alternative investments, finance, and operations management, as well as experience on non-profit boards.	89

Director and Chair of the Finance and Investment Committee, Aflac Incorporated; Director and Chair of the Finance Committee, Sansum Clinic; Director, ParentSquare; Investment Committee Member, Cottage Health System; Member, University of California at Santa Barbara Arts and Lectures Advisory Council.

James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Trustee	Indefinite term. Trustee since 2006.	President and Chief Executive Officer (since 2008), National Bureau of Economic Research (“NBER”). Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996); Affiliated Faculty Member of the Finance Group, Alfred P. Sloan School of Management (since 2014); Head (2006–2008), and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT; and Program Director (1990–2008), NBER. Prof. Poterba has particular experience in education, economics, finance, tax, and organizational development.	89	Director, National Bureau of Economic Research and the Alfred P. Sloan Foundation; Member, Congressional Budget Office Panel of Economic Advisers.

Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1949	Trustee	Indefinite term. Trustee since 1999.

Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (1991–2018); Chairman and Chief Executive Officer (1991–2016), Chief Investment Officer (1991–2013), and Chief Compliance Officer (2015–2016), NCM Capital Management Group, Inc.; Chairman, Chief Executive Officer (2003–2016), Chief Investment Officer (2003–2013), and Chief Compliance Officer (2015–2016), NCM Capital Advisers, Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012).

Mr. Sloan has particular experience in investment management, finance and organizational development. He is designated as an audit committee financial expert.

				89	N/A

Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Trustee	Indefinite term. Trustee since 2006.	Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002), Co-Executive Director, Social Innovation Initiative (since 2015), Director, AIM Investment Center (2000–2016), Associate Dean for Research (2011–2016), Chairman, Department of Finance (2002–2011) and Professor (since 1987), McCombs School of Business, University of Texas at Austin. President, Society of Financial Studies (since 2017). Vice President, American Finance Association (since 2020). Prof. Starks has particular experience in education, finance, mutual funds and retirement systems.	89	Texa$aver Product Committee Member, Employees Retirement System of Texas.

TIAA-CREF Funds  ■  Statement of Additional Information     43

Officers

The table below includes certain information about the officers of the Trust, including positions held with the Trust, length of office and time served, and principal occupations in the last five years.

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years

Vijay Advani TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1960	Executive Vice President	One-year term. Executive Vice President since 2018.

Executive Chairman, Nuveen. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Chief Executive Officer, Nuveen. Prior to joining Nuveen, Mr. Advani served as Co-President of Franklin Resources, Inc. (Franklin Templeton Investments).

Mona Bhalla TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1969	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director and Corporate Secretary since 2017.

Senior Managing Director, Corporate Secretary of TIAA and the TIAA-CREF Fund Complex. Prior to joining TIAA, Ms. Bhalla served as Senior Vice President, Counsel and Corporate Secretary of AllianceBernstein L.P.

Richard S. Biegen TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Chief Compliance Officer since 2008.	Senior Managing Director, TIAA. Chief Compliance Officer of the TIAA-CREF Fund Complex.

Bradley Finkle TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Executive Officer and President	One-year term. Principal Executive Officer and President since 2017.

Chief Operating Officer, Nuveen. Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds. Formerly, Senior Managing Director, Co-Head of Nuveen Equities & Fixed Income and President of TIAA Investments.

Jose Minaya TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1971	Executive Vice President	One-year term. Executive Vice President since 2018.

Chief Executive Officer, Nuveen. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Executive Vice President, President and Chief Investment Officer, Nuveen, Executive Vice President. Chief Investment Officer and President, Nuveen Global Investments and Senior Managing Director, President, Global Investments, TIAA.

Phillip T. Rollock TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President and Chief Legal Officer	One-year term. Executive Vice President and Chief Legal Officer since 2018.

Executive Vice President and Chief Legal Officer of TIAA and the TIAA-CREF Fund Complex. Formerly, Senior Managing Director, Deputy General Counsel and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex.

Christopher A. Van Buren TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President	One-year term. Executive Vice President since 2018.

Executive Vice President and Chief Risk Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Van Buren served as Managing Director, Group Risk Control of UBS.

E. Scott Wickerham TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2017.

Senior Managing Director, Head, Publics Investment Finance, Nuveen. Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds, TIAA-CREF Life Funds, and TIAA Separate Account VA-1; Treasurer of CREF; and Vice President and Controller of the Nuveen Funds. Formerly, Managing Director, Head, TC Fund Administration, Nuveen.

Sean N. Woodroffe TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Executive Vice President	One-year term. Executive Vice President since 2018.

Senior Executive Vice President, Chief Human Resources Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Woodroffe served as Chief People Officer at National Life Group.

44     Statement of Additional Information  ■  TIAA-CREF Funds

Equity ownership of the Trustees

The following chart includes information relating to equity securities that are beneficially owned by the Trustees of the Trust in the Funds and in the same “family of investment companies” as the Funds, as of December 31, 2019. At that time, the Funds’ family of investment companies included the Funds and all of the other then-existing series of the Trust, CREF, TCLF and VA-1, each a registered investment company.

Name	Dollar range of equity securities in the Funds	Aggregate dollar range of equity securities in all registered investment companies overseen in family of investment companies

Forrest Berkley	International Equity Fund: Over $100,000	Over $100,000
International Equity Index Fund: Over $100,000
Large-Cap Growth Index Fund: Over $100,000

Joseph A. Boateng	None	$10,001–50,000
1

Janice C. Eberly	None	Over $100,000

Nancy A. Eckl	Emerging Markets Equity Index Fund: Over $100,000	Over $100,000
Equity Index Fund: $10,001–50,000
Growth & Income Fund: Over $100,000
International Equity Fund: Over $100,000
International Equity Index Fund: $10,001–50,000
Large-Cap Value Fund: Over $100,000
Large-Cap Value Index Fund: $10,001–50,000
Quant Small-Cap Equity Fund: $10,001–50,000
Small-Cap Blend Index Fund: Over $100,000
Social Choice Equity Fund: $50,001–100,000

Michael A. Forrester	None	Over $100,000

Howell E. Jackson	Bond Index Fund: Over $100,000	Over $100,000
Emerging Markets Equity Index Fund: $1–10,000
International Equity Index Fund: Over $100,000
Real Estate Securities Fund: $1–10,000
S&P 500 Index Fund: $10,001–50,000
Small-Cap Blend Index Fund: $1–10,000

Thomas J. Kenny	Emerging Markets Equity Index Fund: Over $100,000	Over $100,000
High-Yield Fund: Over $100,000
International Equity Fund: Over $100,000
International Equity Index Fund: Over $100,000
Large-Cap Value Index Fund: Over $100,000
Mid-Cap Value Fund: $50,001–100,000
Quant Small-Cap Equity Fund: Over $100,000
Real Estate Securities Fund: Over $100,000

James M. Poterba	S&P 500 Index Fund: Over $100,000	Over $100,000

Maceo K. Sloan	Emerging Markets Equity Fund: $50,001–100,000	Over $100,000
Emerging Markets Equity Index Fund: Over $100,000
Growth & Income Fund: Over $100,000
International Equity Index Fund: Over $100,000
Large-Cap Growth Fund: Over $100,000
Large-Cap Value Fund: Over $100,000
Mid-Cap Growth Fund: Over $100,000
Mid-Cap Value Fund: Over $100,000
Quant Small-Cap Equity Fund: Over $100,000
Real Estate Securities Fund: Over $100,000
S&P 500 Index Fund: Over $100,000

TIAA-CREF Funds  ■  Statement of Additional Information     45

Name	Dollar range of equity securities in the Funds	Aggregate dollar range of equity securities in all registered investment companies overseen in family of investment companies

Laura T. Starks	Emerging Markets Equity Fund: $50,001–100,000	Over $100,000
Growth & Income Fund: Over $100,000
High-Yield Fund: $10,001–50,000
International Equity Index Fund: Over $100,000
Large-Cap Growth Fund: Over $100,000
Large-Cap Growth Index Fund: $10,001–50,000
Large-Cap Value Fund: Over $100,000
Large-Cap Value Index Fund: $10,001–50,000
Mid-Cap Growth Fund: Over $100,000
Mid-Cap Value Fund: Over $100,000
Quant Small-Cap Equity Fund: Over $100,000
S&P 500 Index Fund: Over $100,000
Short-Term Bond Fund: Over $100,000
Small-Cap Blend Index Fund: Over $100,000
Social Choice Equity Fund: Over $100,000

Trustee and officer compensation

The following tables show the compensation from the Trust and the TIAA-CREF Fund Complex received by each Trustee for the Equity, Emerging Markets Debt and International Bond Funds for the fiscal year ended October 31, 2019 and for the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt and International Bond Funds, which have a different fiscal year end) for the fiscal year ended March 31, 2019 (except as otherwise noted). The Trust’s officers received no compensation from the Trust for either of those fiscal years. For purposes of this chart, the TIAA-CREF Fund Complex consists of the Funds and all of the other then-existing series of the Trust, CREF, TCLF and VA-1, each a registered investment company.

FISCAL YEAR ENDED 10/31/19

	Name	Aggregate compensation from the Funds[1]	Long-term compensation accrued as part of Funds expenses[2]	Total compensation paid from TIAA-CREF Fund Complex[1]

	Forrest Berkley[3]	$86,543.75	$24,286.53	$360,000.00
	Joseph A. Boateng[4]	86,967.88	6,071.63	358,625.00
	Janice C. Eberly[3]	85,346.50	24,286.53	355,000.00
	Nancy A. Eckl	97,114.89	24,286.53	410,000.00
	Michael A. Forrester[3]	90,135.51	24,286.53	375,000.00
	Howell E. Jackson	90,738.45	24,286.53	393,750.00
	Thomas J. Kenny[3]	109,650.76	24,286.53	456,500.00
	James M. Poterba[3]	98,516.29	24,286.53	410,000.00
	Maceo K. Sloan	91,421.17	24,286.53	376,500.00
	Laura T. Starks	91,421.17	24,286.53	376,500.00

[1]	Compensation figures include cash and amounts deferred under both the long-term compensation plan and optional deferred compensation plan described below.
[2]	Amounts deferred under the long-term compensation plan described below.
[3]

A portion of this compensation was not actually paid based on the prior election of the Trustee to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer Trustees described below. For the fiscal year ended October 31, 2019, Mr. Berkley elected to defer $260,000, Prof. Eberly elected to defer $255,000, Mr. Forrester elected to defer $275,000, Mr. Kenny elected to defer $356,500 and Prof. Poterba elected to defer $310,000 of total compensation from the TIAA-CREF Fund Complex.

[4]

On July 17, 2019, Mr. Boateng was elected to serve as a Trustee of the Trust. Prior to his election, Mr. Boateng served as a consultant to the Boards and Management Committee of TCF, TCLF and VA-1 since December 4, 2018. During the period between December 4, 2018 and July 17, 2019, Mr. Boateng received a consulting fee, in cash, equal to the compensation paid to an independent Trustee and Manager of the Boards and Management Committee.

46     Statement of Additional Information  ■  TIAA-CREF Funds

FISCAL YEAR ENDED 3/31/19

	Name	Aggregate compensation from the Funds[1]	Long-term compensation accrued as part of Funds expenses[2]	Total compensation paid from TIAA-CREF Fund Complex[1]

	Forrest Berkley[3]	$28,213.44	$7,787.71	$335,000.00
	Joseph A. Boateng[4]	9,043.04	—	107,375.00
	Janice C. Eberly[3]	32,396.33	8,728.23	384,666.67
	Nancy A. Eckl	31,666.43	7,787.71	376,000.00
	Michael A. Forrester[3]	30,318.92	7,787.71	360,000.00
	Howell E. Jackson	30,718.97	7,787.71	364,750.00
	Thomas J. Kenny[3]	36,803.81	7,787.71	437,000.00
	Bridget A. Macaskill[5]	8,878.11	2,155.37	105,416.67
	James M. Poterba[3]	32,929.72	7,787.71	391,000.00
	Maceo K. Sloan	30,697.91	7,787.71	364,500.00
	Laura T. Starks	31,540.10	7,787.71	374,500.00

[1]	Compensation figures include cash and amounts deferred under both the long-term compensation plan and optional deferred compensation plan described below.
[2]	Amounts deferred under the long-term compensation plan described below.
[3]

A portion of this compensation was not actually paid based on the prior election of the Trustee to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer Trustees described below. For the fiscal year ended March 31, 2019, Mr. Berkley elected to defer $242,500, Prof. Eberly elected to defer $215,242, Mr. Forrester elected to defer $267,500, Mr. Kenny elected to defer $344,500 and Prof. Poterba elected to defer $298,500 of total compensation from the TIAA-CREF Fund Complex.

[4]

On July 17, 2019, Mr. Boateng was elected to serve as a Trustee of the Trust. Prior to his election, Mr. Boateng served as a consultant to the Boards and Management Committee of TCF, TCLF and VA-1 since December 4, 2018. During the period between December 4, 2018 and July 17, 2019, Mr. Boateng received a consulting fee, in cash, equal to the compensation paid to an independent Trustee and Manager of the Boards and Management Committee.

[5]	Effective July 20, 2018, Ms. Macaskill no longer serves as a Trustee.

Prior to January 1, 2019, the Board had approved Trustee compensation at the following rates, effective since January 1, 2018: an annual retainer of $180,000; an annual long-term compensation contribution of $90,000; an annual committee chair fee of $20,000 ($30,000 for the chairs of the Operations Committee and Audit and Compliance Committee); an annual Board chair fee of $90,000; and an annual committee retainer of $20,000 ($25,000 for the Operations Committee and Audit and Compliance Committee).

The Board subsequently approved Trustee compensation at the following rates, effective January 1, 2019: an annual retainer of $190,000; an annual long-term compensation contribution of $100,000; an annual committee chair fee of $20,000 ($30,000 for the chairs of the Operations Committee and Audit and Compliance Committee); an annual Board chair fee of $100,000; and an annual committee retainer of $20,000 ($25,000 for the Operations Committee and Audit and Compliance Committee).

At its meeting on December 3, 2019, the Board approved Trustee compensation at the following rates, effective January 1, 2020: an annual retainer of $200,000; an annual long-term compensation contribution of $100,000; an annual committee chair fee of $20,000 ($30,000 for the chairs of the Operations Committee and Audit and Compliance Committee); an annual Board chair fee of $100,000; and an annual committee retainer of $20,000 ($30,000 for the Operations Committee and Audit and Compliance Committee).

The chair and members of the Executive Committee and the members of the Special Emergency Valuation Committee continue to not receive fees for service on those committees. The Trustees may also continue to receive special, working group or ad hoc committee fees, or related chair fees, as determined by the Board. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the Trustees, and the need to attract and retain well-qualified Board members.

The TIAA-CREF Fund Complex has a long-term compensation plan for Trustees. Currently, under this unfunded deferred compensation plan, annual contributions equal to $100,000 are allocated to notional investments in TIAA-CREF Fund Complex products (such as certain CREF annuities and/or certain Funds) selected by each Trustee. After the Trustee leaves the Board, benefits will be paid in a lump sum or in annual installments over a period of 2 to 20 years, as requested by the Trustee. The Board may waive the mandatory retirement policy for the Trustees, which would delay the commencement of benefit payments until after the Trustee eventually retires from the Board. Pursuant to a separate deferred compensation plan, Trustees also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to notional investments in TIAA-CREF Fund Complex products (such as certain CREF annuities and/or certain Funds) selected by each Trustee. Benefits under that plan are also paid in a lump sum or in annual installments over a period of 2 to 20 years, as requested by the Trustee. The compensation table above does not reflect any payments under the long-term compensation plan.

The Trust has adopted a mandatory retirement policy for its Board of Trustees. Under this policy, Trustees shall cease to be members of the Board and resign their positions effective as of no later than the completion of the last scheduled in-person

TIAA-CREF Funds  ■  Statement of Additional Information     47

meeting of the Board while such persons are 72 years of age. Such requirement may be waived with respect to one or more Trustees for reasonable time periods upon the unanimous approval and at the sole discretion of the Board of Trustees, and the Trustees eligible for the waiver are not permitted to vote on such proposal regarding their waiver.

Board committees

The Board of Trustees has appointed the following standing and non-standing committees and, in addition, may from time to time form certain committees on an “ad hoc” basis, each with specific responsibilities for aspects of the Trust’s operations:

(1) An Audit and Compliance Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities relating to financial reporting, internal controls over financial reporting and certain compliance matters. The Audit and Compliance Committee is charged with approving and/or recommending for Board approval the appointment, compensation and retention (or termination) of the Funds’ independent registered public accounting firm. During the fiscal year ended March 31, 2019, the Audit and Compliance Committee held six meetings. During the fiscal year ended October 31, 2019, the Audit and Compliance Committee held five meetings. The current members of the Audit and Compliance Committee are Prof. Poterba (chair), Prof. Eberly, Mr. Kenny, Mr. Sloan and Prof. Starks. Mr. Sloan has been designated as an “audit committee financial expert” as defined by the rules of the SEC.

(2) An Investment Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities for the Funds’ investments. During the fiscal year ended March 31, 2019, the Investment Committee held five meetings. During the fiscal year ended October 31, 2019, the Investment Committee held five meetings. The current members of the Investment Committee are Mr. Sloan (chair), Mr. Berkley, Mr. Boateng, Prof. Eberly, Ms. Eckl, Mr. Forrester, Prof. Jackson, Mr. Kenny, Prof. Poterba and Prof. Starks.

(3) A Corporate Governance and Social Responsibility Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities for corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the Funds. During the fiscal year ended March 31, 2019, the Corporate Governance and Social Responsibility Committee held five meetings. During the fiscal year ended October 31, 2019, the Corporate Governance and Social Responsibility Committee held four meetings. The current members of the Corporate Governance and Social Responsibility Committee are Prof. Starks (chair), Prof. Eberly, Prof. Poterba and Mr. Sloan.

(4) An Executive Committee, consisting solely of independent Trustees, which generally is vested with full Board powers for matters that arise between Board meetings. During the fiscal years ended March 31, 2019 and October 31, 2019, the Executive Committee held no meetings. The current members of the Executive Committee are Mr. Kenny (chair), Ms. Eckl, Mr. Forrester, Prof. Jackson and Prof. Poterba.

(5) A Nominating and Governance Committee, consisting solely of independent Trustees, which assists the Board in addressing internal governance matters of the Trust, including nominating certain Trust officers and the members of the standing committees of the Board, recommending candidates for election as Trustees, reviewing the qualification and independence of Trustees, conducting evaluations of the Trustees and of the Board and its committees and reviewing proposed changes to the Trust’s governing documents. During the fiscal year ended March 31, 2019, the Nominating and Governance Committee held nine meetings. During the fiscal year ended October 31, 2019, the Nominating and Governance Committee held five meetings. The current members of the Nominating and Governance Committee are Mr. Forrester (chair), Ms. Eckl, Prof. Jackson and Mr. Kenny.

(6) An Operations Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities for operational matters of the Trust, including oversight of contracts with third-party service providers and certain legal, compliance, finance, sales and marketing matters. During the fiscal year ended March 31, 2019, the Operations Committee held five meetings. During the fiscal year ended October 31, 2019, the Operations Committee held five meetings. The current members of the Operations Committee are Ms. Eckl (chair), Mr. Berkley, Mr. Boateng, Mr. Forrester and Prof. Jackson.

(7) A Special Emergency Valuation Committee (the “Special Valuation Committee”), which considers one or more fair value determinations or methodologies to be used for fair valuation of portfolio securities in the event that a meeting is requested by Investment Management or Advisors due to extraordinary circumstances. During the fiscal years ended March 31, 2019 and October 31, 2019, the Special Valuation Committee held no meetings. At least three members of the Board shall be needed to constitute the Special Valuation Committee, and the chair shall be the member of the Special Valuation Committee who is the longest serving Trustee on the Board.

Investors can recommend, and the Nominating and Governance Committee will consider, nominees for election as Trustees by providing potential nominee names and background information to the Secretary of the TIAA-CREF Funds. The Secretary’s address is: Office of the Corporate Secretary, 730 Third Avenue, New York, NY 10017-3206 or trustees@tiaa.org.

48     Statement of Additional Information  ■  TIAA-CREF Funds

Proxy voting policies

The Trust has adopted policies and procedures to govern the Funds’ voting of proxies of portfolio companies. The Trust seeks to use proxy voting as a tool to promote positive returns for long-term shareholders. The Trust believes that sound corporate governance practices and responsible corporate behavior create the framework from which public companies can be managed in the long-term interests of shareholders.

As a general matter, the Trust’s Board has delegated to Advisors responsibility for voting proxies of the Funds’ portfolio companies in accordance with the Trust’s Board approved guidelines developed and established by the Corporate Governance and Social Responsibility Committee. Guidelines for voting proxy proposals are articulated in the TIAA Policy Statement on Responsible Investing, attached as an Appendix to this SAI.

Advisors has a dedicated team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, in addition to exercising their professional judgment, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include research from third party proxy advisory firms and other consultants, various corporate governance-focused organizations, related publications and TIAA investment professionals. Based on their analysis of proposals and guided by the TIAA Policy Statement on Responsible Investing, these professionals then vote in a manner intended solely to advance the best interests of the Funds’ shareholders. Occasionally, when a proposal relates to issues not addressed in the TIAA Policy Statement on Responsible Investing, Advisors may seek guidance from the Corporate Governance and Social Responsibility Committee.

The Trust and Advisors believe that they have implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include (i) oversight by the Corporate Governance and Social Responsibility Committee; (ii) a clear separation of proxy voting functions from external client relationship and sales functions; and (iii) the active monitoring of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing the Funds’ proxy voting (e.g., Advisors’ proxy voting professionals, or a Trustee or senior executive of the Trust, Advisors or Advisors’ affiliates) by Advisors’ legal and compliance professionals.

There could be rare instances in which an individual who has a direct role in executing or influencing the Funds’ proxy voting (e.g., Advisors’ proxy voting professionals, or a Trustee or senior executive of the Trust, Advisors or Advisors’ affiliates) is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

A record of all proxy votes cast for the Funds for the 12-month period ended June 30 can be obtained, free of charge, at www.tiaa.org, and on the SEC’s website at www.sec.gov.

TIAA-CREF Funds  ■  Statement of Additional Information     49

Principal holders of securities

As of January 27, 2020, the following investors were known to hold beneficially or of record 5% or more of the outstanding shares of any class of a Fund:

Fund—Class	Percentage of holdings	Shares

Emerging Markets Equity Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	51.36%	12,075,133.973

CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	10.30%	2,421,587.732

TIAA-CREF MANAGED ALLOCATION II AC ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.80%	2,305,255.592

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	8.64%	2,032,297.774

TIAA-CREF LIFESTYLE MODERATE FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.82%	1,369,092.754

Emerging Markets Equity Fund—Advisor Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	6.82%	11,892.946

Emerging Markets Equity Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	99.86%	721,541.647

Emerging Markets Equity Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	91.87%	10,687,764.110

Emerging Markets Equity Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	17.33%	143,162.128

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	6.96%	57,481.440

Emerging Markets Equity Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	20.17%	20,484,538.924

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	15.25%	15,492,389.590

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.20%	13,404,981.679

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.12%	13,323,214.095

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.18%	11,353,082.541

TIAA-CREF IMF LIFECYCLE FUND #2050 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.22%	9,358,898.639

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	7.47%	7,583,681.250

50     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Emerging Markets Equity Index Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	30.84%	25,298,516.012

MAC & CO 179403 ATTN MUTUAL FUND OPERATION 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	17.77%	14,578,351.648

SSB&T CO CUST/FBO MESP C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	16.12%	13,218,672.734

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT FL 4 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	8.38%	6,874,303.083

SSB&T CO CUST/FBO EDVEST C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	8.01%	6,569,491.105

Emerging Markets Equity Index Fund—Advisor Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	94.65%	1,067,124.699

Emerging Markets Equity Index Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	99.87%	2,575,076.028

Emerging Markets Equity Index Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	84.72%	28,004,921.392

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	7.82%	2,583,270.357

JPMORGAN CUSTODIAN TIAA-CREF TRUST CO NON ERISA TDA C/O JPMORGAN CHASE BANK ATTN: DC PLAN SERVICE TEAM TIAA 4 NEW YORK PLZ FL 12 NEW YORK NY 10004-2413	5.68%	1,876,261.318

Emerging Markets Equity Index Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	27.44%	377,000.477

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	6.19%	85,060.442

Emerging Markets Equity Index Fund—Class W

TIAA-CREF LIFECYCLE INDEX 2040 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	17.13%	24,709,681.503

TIAA-CREF LIFECYCLE INDEX 2035 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.88%	21,460,440.378

TIAA-CREF LIFECYCLE INDEX 2030 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.60%	21,056,262.559

TIAA-CREF LIFECYCLE INDEX 2045 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.77%	18,425,653.812

TIAA-CREF LIFECYCLE INDEX 2025 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.96%	17,252,225.526

TIAA-CREF LIFECYCLE INDEX 2050 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	10.15%	14,638,589.165

TIAA-CREF LIFECYCLE INDEX 2020 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	7.53%	10,868,310.362

TIAA-CREF Funds  ■  Statement of Additional Information     51

Fund—Class	Percentage of holdings	Shares

Equity Index Fund—Institutional Class

SSB&T CO CUST/FBO MESP C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	23.24%	94,778,910.039

MAC & CO 179401 ATTN MUTUAL FUND OPERATION 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	15.26%	62,237,301.675

SSB&T CO CUST/FBO EDVEST C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	13.27%	54,119,171.968

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	12.43%	50,702,831.287

SSB&T CO CUST/FBO CHET C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	8.14%	33,192,734.318

MAC & CO 179510 ATTN MUTUAL FUND OPERATION 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	5.37%	21,885,687.709

SSB&T CUST/FBO PATH2COLLEGE C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	5.22%	21,288,308.139

Equity Index Fund—Advisor Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	93.91%	1,714,444.305

Equity Index Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	95.76%	2,801,637.246

Equity Index Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	74.16%	20,806,392.487

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	14.32%	4,018,683.181

Equity Index Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	17.15%	7,848,772.694

Equity Index Fund—Class W

TIAA-CREF LIFECYCLE INDEX 2040 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	17.18%	96,317,109.706

TIAA-CREF LIFECYCLE INDEX 2035 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.92%	83,650,859.653

TIAA-CREF LIFECYCLE INDEX 2030 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.64%	82,072,583.106

TIAA-CREF LIFECYCLE INDEX 2045 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.81%	71,813,985.372

TIAA-CREF LIFECYCLE INDEX 2025 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.99%	67,240,980.187

TIAA-CREF LIFECYCLE INDEX 2050 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	10.18%	57,061,295.276

TIAA-CREF LIFECYCLE INDEX 2020 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	7.56%	42,361,185.193

52     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Growth & Income Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	35.06%	33,361,847.395

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	18.59%	17,686,914.545

SEI PRIVATE TRUST COMPANY C/O TIAA SWP 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	15.16%	14,422,010.943

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT FL 4 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7.36%	7,002,337.034

TIAA-CREF MANAGED ALLOCATION II AC ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.64%	5,366,129.951

Growth & Income Fund—Advisor Class

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	61.74%	93,254.846

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	14.32%	21,630.726

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	10.81%	16,332.329

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	5.75%	8,688.450

Growth & Income Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	93.39%	2,818,507.590

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.84%	176,194.354

Growth & Income Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	73.96%	25,095,012.843

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	16.80%	5,698,752.606

Growth & Income Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	8.46%	5,199,946.418

CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1905	6.19%	3,800,362.154

Growth & Income Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	20.25%	47,734,942.963

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	15.30%	36,065,013.479

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.24%	31,214,735.137

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.15%	30,999,839.536

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.22%	26,459,049.643

TIAA-CREF IMF LIFECYCLE FUND #2050 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.25%	21,794,382.343

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	7.50%	17,669,030.187

TIAA-CREF Funds  ■  Statement of Additional Information     53

Fund—Class	Percentage of holdings	Shares

International Equity Fund—Institutional Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	39.12%	85,927,141.488

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	25.71%	56,462,565.182

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	16.03%	35,216,737.540

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	7.78%	17,098,645.591

SEI PRIVATE TRUST COMPANY C/O TIAA-SWP 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	5.25%	11,535,083.499

International Equity Fund—Advisor Class

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	78.50%	262,057.960

International Equity Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	99.99%	11,560,257.520

International Equity Fund—Retirement Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	57.72%	22,630,860.538

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	38.91%	15,257,504.209

International Equity Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	10.44%	3,675,401.258

International Equity Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	20.14%	26,965,444.672

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	15.34%	20,540,892.436

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.29%	17,796,153.331

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.16%	17,623,828.540

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.25%	15,060,392.421

TIAA-CREF IMF LIFECYCLE FUND #2050 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.28%	12,427,135.745

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	7.44%	9,961,842.604

International Equity Index Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	35.34%	147,848,387.428

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	10.43%	43,616,281.775

SSB&T CO CUST/FBO MESP C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	9.35%	39,099,823.431

MAC & CO 179402 ATTN MUTUAL FUND OPERATION 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	7.99%	33,408,104.734

SSB&T CO CUST/FBO CHET C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	6.64%	27,775,959.392

54     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

International Equity Index Fund—Advisor Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	48.98%	3,196,698.975

SEI PRIVATE TRUST COMPANY C/O GWP US ADVISORS 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	45.57%	2,973,901.473

International Equity Index Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	85.79%	10,751,925.967

GREAT-WEST TRUST COMPANY LLC TTEE F FBO:STATE OF ALABAMA DCP 457 C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	13.23%	1,657,873.677

International Equity Index Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	64.17%	39,991,141.955

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	23.66%	14,746,854.638

International Equity Index Fund—Class W

TIAA-CREF LIFECYCLE INDEX 2040 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	17.11%	33,952,766.661

TIAA-CREF LIFECYCLE INDEX 2035 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.86%	29,488,197.105

TIAA-CREF LIFECYCLE INDEX 2030 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.58%	28,932,216.671

TIAA-CREF LIFECYCLE INDEX 2045 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.76%	25,313,752.611

TIAA-CREF LIFECYCLE INDEX 2025 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.95%	23,703,678.980

TIAA-CREF LIFECYCLE INDEX 2050 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	10.14%	20,114,678.529

TIAA-CREF LIFECYCLE INDEX 2020 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	7.53%	14,932,755.222

International Opportunities Fund—Institutional Class

TIAA-CREF MANAGED ALLOCATION II AC ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	27.80%	2,465,872.799

CAPINCO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	21.25%	1,884,258.336

TIAA-CREF LIFESTYLE MODERATE FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	16.48%	1,461,588.839

TIAA-CREF LIFESTYLE GROWTH FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.39%	1,010,291.714

TIAA-CREF LIFESTYLE AGGRESSIVE GROWTH FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.41%	834,285.888

TIAA-CREF LIFESTYLE CONSERVATIVE FD ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	6.41%	568,739.279

International Opportunities Fund—Advisor Class

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	95.41%	307,878.004

International Opportunities Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	73.13%	68,054.007

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	26.87%	25,000.000

TIAA-CREF Funds  ■  Statement of Additional Information     55

Fund—Class	Percentage of holdings	Shares

International Opportunities Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	96.59%	12,047,513.429

International Opportunities Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	34.36%	107,419.525

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.60%	17,508.058

International Opportunities Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	20.15%	21,880,085.494

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	15.21%	16,523,229.394

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.17%	14,298,403.028

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.11%	14,239,387.904

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.15%	12,113,001.640

TIAA-CREF IMF LIFECYCLE FUND #2050 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.18%	9,969,083.398

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	7.47%	8,114,616.477

Large-Cap Growth Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	26.80%	16,845,791.107

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	26.37%	16,575,065.748

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	9.58%	6,018,104.999

SEI PRIVATE TRUST COMPANY C/O TIAA SWP 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	5.89%	3,702,591.081

TIAA-CREF MANAGED ALLOCATION II AC ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.24%	3,290,241.783

Large-Cap Growth Fund—Advisor Class

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	20.06%	27,804.765

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	16.81%	23,299.210

UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	16.77%	23,248.632

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	5.38%	7,460.189

Large-Cap Growth Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	80.71%	695,094.645

STATE STREET BANK TRUSTEE CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	18.35%	158,004.156

56     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Large-Cap Growth Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	68.78%	10,181,092.482

VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY B3N WINDSOR CT 06095-4773	9.10%	1,346,978.407

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	7.45%	1,102,883.106

Large-Cap Growth Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	8.24%	3,554,938.143

Large-Cap Growth Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	20.18%	29,205,452.506

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	15.26%	22,092,009.655

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.20%	19,108,288.772

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.13%	19,009,433.106

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.19%	16,198,426.541

TIAA-CREF IMF LIFECYCLE FUND #2050 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.22%	13,345,958.381

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	7.47%	10,818,551.417

Large-Cap Growth Index Fund—Institutional Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	36.58%	73,601,523.330

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	10.30%	20,731,878.290

SEI PRIVATE TRUST COMPANY C/O TIAA-SWP 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	8.84%	17,786,057.402

SSB&T CUST/FBO PATH2COLLEGE C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	6.18%	12,444,662.010

Large-Cap Growth Index Fund—Advisor Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	79.14%	1,237,127.399

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	15.52%	242,588.140

Large-Cap Growth Index Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	58.93%	12,028,480.536

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	11.69%	2,385,578.798

AUL AMERICAN GRP RETIREMENT ANNUITY ATTN: SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	6.42%	1,311,401.831

TIAA-CREF Funds  ■  Statement of Additional Information     57

Fund—Class	Percentage of holdings	Shares

Large-Cap Growth Index Fund—Class W

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2030 1 FREEDOM VALLEY DR OAKS PA 19456-9989	17.94%	112,503.464

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2035 1 FREEDOM VALLEY DR OAKS PA 19456-9989	16.58%	103,949.415

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2040 1 FREEDOM VALLEY DR OAKS PA 19456-9989	14.36%	90,064.424

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2025 1 FREEDOM VALLEY DR OAKS PA 19456-9989	12.35%	77,474.944

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2045 1 FREEDOM VALLEY DR OAKS PA 19456-9989	12.20%	76,509.355

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2050 1 FREEDOM VALLEY DR OAKS PA 19456-9989	8.89%	55,729.180

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2020 1 FREEDOM VALLEY DR OAKS PA 19456-9989	7.16%	44,912.508

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2055 1 FREEDOM VALLEY DR OAKS PA 19456-9989	6.08%	38,127.522

Large-Cap Value Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	46.67%	46,188,285.950

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	22.71%	22,473,243.366

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	17.89%	17,701,209.226

Large-Cap Value Fund—Advisor Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	52.56%	6,327.135

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	25.52%	3,072.422

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	21.91%	2,637.576

Large-Cap Value Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	99.97%	6,671,512.574

Large-Cap Value Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	50.88%	16,045,876.827

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	44.92%	14,167,842.041

Large-Cap Value Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	16.20%	1,262,357.283

58     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Large-Cap Value Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	20.23%	32,951,431.036

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	15.30%	24,929,620.944

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.25%	21,576,006.739

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.16%	21,444,376.946

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.22%	18,280,859.425

TIAA-CREF IMF LIFECYCLE FUND #2050 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.25%	15,063,337.221

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	7.50%	12,210,183.783

Large-Cap Value Index Fund—Institutional Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	36.01%	109,507,800.205

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	21.18%	64,397,344.848

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	8.36%	25,406,929.608

SSB&T CUST/FBO PATH2COLLEGE C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	6.79%	20,643,380.225

SEI PRIVATE TRUST COMPANY C/O TIAA-SWP 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	6.23%	18,938,943.976

Large-Cap Value Index Fund—Advisor Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	98.27%	1,689,873.279

Large-Cap Value Index Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	64.46%	29,157,676.370

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	22.10%	9,998,016.333

Large-Cap Value Index Fund—Class W

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2030 1 FREEDOM VALLEY DR OAKS PA 19456-9989	17.93%	263,315.326

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2035 1 FREEDOM VALLEY DR OAKS PA 19456-9989	16.58%	243,509.334

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2040 1 FREEDOM VALLEY DR OAKS PA 19456-9989	14.37%	210,971.171

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2025 1 FREEDOM VALLEY DR OAKS PA 19456-9989	12.36%	181,498.284

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2045 1 FREEDOM VALLEY DR OAKS PA 19456-9989	12.19%	178,936.289

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2050 1 FREEDOM VALLEY DR OAKS PA 19456-9989	8.89%	130,560.805

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2020 1 FREEDOM VALLEY DR OAKS PA 19456-9989	7.16%	105,069.641

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2055 1 FREEDOM VALLEY DR OAKS PA 19456-9989	6.08%	89,310.886

TIAA-CREF Funds  ■  Statement of Additional Information     59

Fund—Class	Percentage of holdings	Shares

Mid-Cap Growth Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	70.31%	25,596,569.796

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	27.28%	9,929,852.532

Mid-Cap Growth Fund—Advisor Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	54.07%	5,163.023

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	23.76%	2,268.877

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	20.15%	1,924.360

Mid-Cap Growth Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	99.62%	2,444,837.587

Mid-Cap Growth Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	62.32%	10,984,617.010

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	31.15%	5,490,849.789

Mid-Cap Growth Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	11.19%	1,126,367.804

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5.27%	530,529.941

Mid-Cap Value Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	54.21%	56,721,537.359

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	21.78%	22,791,164.848

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	18.62%	19,482,182.224

Mid-Cap Value Fund—Advisor Class

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	35.37%	17,196.266

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	19.06%	9,264.299

MINNESOTA LIFE INSURANCE COMPANY 400 ROBERT STREET NORTH SAINT PAUL MN 55101-2099	18.51%	8,999.715

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	10.14%	4,930.399

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	7.47%	3,629.365

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	6.18%	3,005.662

Mid-Cap Value Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	99.88%	6,594,360.728

60     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Mid-Cap Value Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	55.41%	18,808,298.650

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	39.37%	13,362,153.183

Mid-Cap Value Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	10.59%	1,452,986.107

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	9.51%	1,304,808.820

Quant International Equity Fund—Institutional Class

TIAA-CREF MANAGED ALLOCATION II AC ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	36.86%	6,698,510.893

TIAA-CREF LIFESTYLE MODERATE FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	18.72%	3,400,862.914

TIAA-CREF LIFESTYLE GROWTH FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.37%	2,247,715.602

TIAA-CREF LIFESTYLE AGGRESSIVE GROWTH FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.88%	1,795,068.274

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	8.33%	1,514,123.725

TIAA-CREF LIFESTYLE CONSERVATIVE FD ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	6.98%	1,268,210.761

Quant International Equity Fund—Advisor Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	50.68%	14,673.254

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	20.34%	5,889.959

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	16.51%	4,779.550

Quant International Equity Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	19.99%	52,848,278.255

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	15.21%	40,231,719.744

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.19%	34,887,101.048

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.94%	34,220,435.530

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.44%	30,256,390.241

TIAA-CREF IMF LIFECYCLE FUND #2050 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.03%	23,871,180.282

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	7.82%	20,682,720.171

TIAA-CREF Funds  ■  Statement of Additional Information     61

Fund—Class	Percentage of holdings	Shares

Quant International Small-Cap Equity Fund—Institutional Class

TIAA-CREF MANAGED ALLOCATION II AC ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	38.13%	2,065,006.907

TIAA-CREF LIFESTYLE MODERATE FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	22.51%	1,218,725.752

TIAA-CREF LIFESTYLE GROWTH FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	15.57%	843,153.973

TIAA-CREF LIFESTYLE AGGRESSIVE GROWTH FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.84%	695,243.280

TIAA-CREF LIFESTYLE CONSERVATIVE FD ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.79%	475,727.598

Quant International Small-Cap Equity Fund—Advisor Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	88.86%	7,320.998

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	11.14%	918.192

Quant International Small-Cap Equity Fund—Premier Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	100.00%	7,326.892

Quant International Small-Cap Equity Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	98.39%	352,847.970

Quant International Small-Cap Equity Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	18.48%	15,358.519

GEETA A SANGANI POA FBO ASHOK S SANGANI GEETA A SANGANI JT TEN 6896 PAGE HOLLOW PL FAYETTEVILLE NY 13066-9797	18.24%	15,156.389

UMB BANK NA CUST ROTH IRA FBO KRISTINA L MANNING 154 DOVE HOLLOW LN SALADO TX 76571-6016	6.16%	5,117.850

GERALD A WEMPNER TOD SUBJECT TO TOD RULES 3397 HIDDEN ACRES DR DORAVILLE GA 30340-4445	5.55%	4,614.050

CHRISTINE E KANE 103 GAINSBOROUGH ST APT 203 BOSTON MA 02115-4238	5.34%	4,437.369

Quant International Small-Cap Equity Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	20.15%	18,218,758.604

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	15.21%	13,753,768.858

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.15%	11,888,772.175

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.08%	11,824,058.594

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.18%	10,107,635.879

TIAA-CREF IMF LIFECYCLE FUND #2050 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.19%	8,307,186.343

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	7.48%	6,762,209.134

62     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Quant Large-Cap Growth Fund—Institutional Class

TIAA-CREF MANAGED ALLOCATION II AC ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	38.25%	4,851,159.722

TIAA-CREF LIFESTYLE MODERATE FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.02%	1,777,934.951

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	10.81%	1,370,571.277

TIAA-CREF LIFESTYLE GROWTH FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.31%	1,180,518.113

TIAA-CREF LIFESTYLE AGGRESSIVE GROWTH FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	7.45%	945,126.362

NONAB & CO C/O CITIZENS & NORTHERN BANK 90-92 MAIN STREET WELLSBORO PA 16901-1517	6.46%	819,878.143

TIAA-CREF LIFESTYLE CONSERVATIVE FD ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.25%	665,391.888

Quant Large-Cap Growth Fund—Advisor Class

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	64.43%	54,906.723

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	23.64%	20,143.106

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	10.86%	9,257.109

Quant Large-Cap Growth Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	20.24%	37,893,458.056

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	15.31%	28,661,874.953

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.24%	24,797,393.950

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.16%	24,644,405.189

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.22%	21,005,601.926

TIAA-CREF IMF LIFECYCLE FUND #2050 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.24%	17,301,014.773

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	7.49%	14,032,072.079

Quant Large-Cap Value Fund—Institutional Class

TIAA-CREF MANAGED ALLOCATION II AC ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	41.61%	3,071,143.355

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	20.12%	1,485,391.692

TIAA-CREF LIFESTYLE MODERATE FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.10%	1,040,606.131

TIAA-CREF LIFESTYLE GROWTH FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.76%	720,556.636

TIAA-CREF LIFESTYLE AGGRESSIVE GROWTH FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.05%	594,488.135

TIAA-CREF LIFESTYLE CONSERVATIVE FD ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.50%	406,064.208

TIAA-CREF Funds  ■  Statement of Additional Information     63

Fund—Class	Percentage of holdings	Shares

Quant Large-Cap Value Fund—Advisor Class

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	80.10%	44,561.015

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	19.88%	11,060.705

Quant Large-Cap Value Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	20.23%	27,293,953.619

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	15.31%	20,657,402.126

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.24%	17,864,293.877

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.17%	17,770,989.495

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.22%	15,140,521.472

TIAA-CREF IMF LIFECYCLE FUND #2050 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.24%	12,471,578.966

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	7.50%	10,119,700.176

Quant Small-Cap Equity Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	70.89%	61,898,576.482

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	16.22%	14,161,367.254

MAC & CO 179241 ATTN MUTUAL FUND OPERATION 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	6.69%	5,840,468.257

Quant Small-Cap Equity Fund—Advisor Class

UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	52.21%	23,211.369

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	16.55%	7,355.860

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	14.13%	6,279.208

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	10.28%	4,569.518

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	6.83%	3,037.799

Quant Small-Cap Equity Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	99.20%	6,644,593.200

Quant Small-Cap Equity Fund—Retirement Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	47.81%	13,076,427.752

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	46.70%	12,772,062.206

Quant Small-Cap Equity Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	14.51%	1,188,749.976

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	10.40%	852,379.326

64     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Quant Small-Cap Equity Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	20.13%	10,638,612.715

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	15.23%	8,049,576.528

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.17%	6,960,870.416

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.08%	6,914,783.385

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.16%	5,897,384.829

TIAA-CREF IMF LIFECYCLE FUND #2050 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.20%	4,862,884.216

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	7.46%	3,941,550.690

Quant Small/Mid-Cap Equity Fund—Institutional Class

TIAA-CREF MANAGED ALLOCATION II AC ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	35.03%	1,197,898.365

TIAA-CREF LIFESTYLE MODERATE FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	22.15%	757,372.323

TIAA-CREF LIFESTYLE GROWTH FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	15.31%	523,447.266

TIAA-CREF LIFESTYLE AGGRESSIVE GROWTH FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.65%	432,557.671

TIAA-CREF LIFESTYLE CONSERVATIVE FD ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.64%	295,467.242

Quant Small/Mid-Cap Equity Fund—Advisor Class

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	56.69%	19,628.290

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	28.88%	10,000.000

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	7.00%	2,423.083

Quant Small/Mid-Cap Equity Fund—Premier Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	100.00%	10,000.000

Quant Small/Mid-Cap Equity Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	97.84%	1,237,398.126

Quant Small/Mid-Cap Equity Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	24.09%	131,681.636

MURIEL G BIGLIN TTEE & TIMOTHY J BIGLIN TTEE BIGLIN FAMILY TRUST UA DTD 04/02/2019 13618 TRADITIONS DR SEMINOLE FL 33776-3400	5.70%	31,142.645

BERNADETTE PAHOR TTEE BP PROTECTION TRUST UA DTD 02/22/2019 505 LANCASTER ST APT 10D JACKSONVILLE FL 32204-4137	5.11%	27,934.283

Small-Cap Blend Index Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	44.82%	52,717,821.598

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	23.13%	27,204,518.608

TIAA-CREF Funds  ■  Statement of Additional Information     65

Fund—Class	Percentage of holdings	Shares

Small-Cap Blend Index Fund—Advisor Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	96.79%	417,013.532

Small-Cap Blend Index Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	65.43%	26,887,513.099

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	28.49%	11,708,561.165

Social Choice Equity Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	43.85%	76,914,618.122

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT FL 4 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	14.17%	24,860,721.921

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	5.89%	10,331,502.712

MAC & CO 179397 ATTN MUTUAL FUND OPERATION 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	5.36%	9,409,516.227

Social Choice Equity Fund—Advisor Class

MERRILL LYNCH, PIERCE, FENNER & SMITH, INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	33.85%	416,510.592

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	26.77%	329,392.154

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	18.92%	232,760.133

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	15.34%	188,783.199

Social Choice Equity Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	89.35%	4,321,655.048

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	7.18%	347,087.324

Social Choice Equity Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	69.99%	24,176,144.193

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	22.39%	7,734,942.164

Social Choice Equity Fund—Retail Class

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	20.19%	5,330,835.194

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	11.83%	3,124,772.396

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	7.09%	1,873,539.690

Social Choice International Equity Fund—Institutional Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	44.15%	9,015,163.114

SEI PRIVATE TRUST COMPANY C/O TIAA SWP 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	34.97%	7,141,873.753

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	7.53%	1,536,840.979

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	5.85%	1,194,087.620

66     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Social Choice International Equity Fund—Advisor Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	40.31%	48,882.319

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	29.25%	35,462.672

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	21.40%	25,950.917

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	9.04%	10,963.419

Social Choice International Equity Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	88.62%	173,265.855

Social Choice International Equity Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	99.43%	8,188,754.106

Social Choice International Equity Fund—Retail Class

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	27.39%	175,164.729

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	26.58%	169,976.851

KATHERINE M SIMSON POA FBO MARGUERITE B SIMSON TOD SUBJECT TO TOD RULES 663 KERN RD FOWLERVILLE MI 48836-9254	10.40%	66,504.613

TD AMERITRADE PO BOX 2226 OMAHA NE 68103-2226	6.23%	39,860.246

Social Choice Low Carbon Equity Fund—Institutional Class

SEI PRIVATE TRUST COMPANY C/O TIAA SWP 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	41.83%	3,333,406.371

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	27.64%	2,202,313.020

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	16.81%	1,339,712.264

Social Choice Low Carbon Equity Fund—Advisor Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	41.18%	36,173.779

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	40.31%	35,413.692

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	11.80%	10,364.246

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	6.17%	5,418.017

Social Choice Low Carbon Equity Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	66.28%	120,395.597

SENTINEL TRUST COMPANY, L.B.A. 0 2001 KIRBY DRIVE, SUITE 1200 HOUSTON TX 77019-6044	19.96%	36,263.566

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	13.76%	25,000.000

Social Choice Low Carbon Equity Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	98.71%	8,769,987.331

Social Choice Low Carbon Equity Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	50.85%	656,263.566

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.56%	84,619.078

TIAA-CREF Funds  ■  Statement of Additional Information     67

Fund—Class	Percentage of holdings	Shares

S&P 500 Index Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	48.46%	60,165,857.337

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	14.67%	18,205,835.981

MAC & CO 179497 ATTN MUTUAL FUND OPERATION 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	12.71%	15,774,401.763

SSB&T CO CUST/FBO EDVEST C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	9.94%	12,342,548.336

S&P 500 Index Fund—Advisor Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	75.05%	2,201,414.375

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	24.50%	718,559.712

S&P 500 Index Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	58.33%	25,022,354.234

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	28.56%	12,251,718.662

S&P 500 Index Fund—Class W

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2030 1 FREEDOM VALLEY DR OAKS PA 19456-9989	17.94%	93,951.320

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2035 1 FREEDOM VALLEY DR OAKS PA 19456-9989	16.58%	86,817.493

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2040 1 FREEDOM VALLEY DR OAKS PA 19456-9989	14.36%	75,212.065

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2025 1 FREEDOM VALLEY DR OAKS PA 19456-9989	12.36%	64,703.663

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2045 1 FREEDOM VALLEY DR OAKS PA 19456-9989	12.19%	63,823.670

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2050 1 FREEDOM VALLEY DR OAKS PA 19456-9989	8.89%	46,544.541

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2020 1 FREEDOM VALLEY DR OAKS PA 19456-9989	7.16%	37,472.277

SEI TRUST COMPANY OBO NUVEEN TIAA LIFECYCLE BLEND 2055 1 FREEDOM VALLEY DR OAKS PA 19456-9989	6.08%	31,836.677

Bond Index Fund—Institutional Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	50.62%	486,162,820.119

SSB&T CO CUST/FBO MESP C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	13.22%	126,986,869.026

MAC & CO 179404 ATTN MUTUAL FUND OPERATION 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	11.55%	110,922,122.669

SSB&T CO CUST/FBO EDVEST C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	6.95%	66,701,673.803

SSB&T CUST/FBO PATH2COLLEGE C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	5.35%	51,345,355.449

Bond Index Fund—Advisor Class

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	98.84%	1,600,209.817

68     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Bond Index Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	70.37%	1,708,281.426

MATRIX TRUST COMPANY TRUSTEE FBO CARMAX, INC. EXECUTIVE DEFERRED COM PO BOX 52129 PHOENIX AZ 85072-2129	29.22%	709,378.808

Bond Index Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	87.58%	32,340,605.232

Bond Index Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	34.39%	809,188.650

Bond Index Fund—Class W

TIAA-CREF LIFECYCLE INDEX 2025 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	19.68%	115,487,454.710

TIAA-CREF LIFECYCLE INDEX 2030 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	18.62%	109,312,686.485

TIAA-CREF LIFECYCLE INDEX 2020 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	16.06%	94,247,799.313

TIAA-CREF LIFECYCLE INDEX 2035 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.43%	84,713,904.050

TIAA-CREF LIFECYCLE INDEX 2040 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	10.25%	60,145,186.782

TIAA-CREF LIFECYCLE INDEX 2015 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	6.25%	36,686,926.408

Core Bond Fund—Institutional Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	45.17%	79,745,586.749

SEI PRIVATE TRUST COMPANY C/O TIAA SWP 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	19.02%	33,573,050.688

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	10.04%	17,720,731.694

CHARLES SCHWAB & CO INC ATTN:MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	6.77%	11,949,442.738

SSB&T CO CUST/FBO MESP C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	5.90%	10,425,710.143

Core Bond Fund—Advisor Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	91.48%	83,113,887.220

Core Bond Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	88.93%	1,235,969.211

GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	9.46%	131,542.366

Core Bond Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	73.95%	14,711,891.237

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	7.66%	1,524,702.446

LINCOLN RETIREMENT SERVICES COMPANY FBO DOOR COUNTY 403(B) PO BOX 7876 FORT WAYNE IN 46801-7876	7.60%	1,512,814.696

TIAA-CREF Funds  ■  Statement of Additional Information     69

Fund—Class	Percentage of holdings	Shares

Core Bond Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	26.05%	2,626,302.470

Core Bond Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	19.61%	77,232,269.849

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	17.88%	70,429,419.657

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	16.91%	66,581,905.096

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.91%	54,798,876.036

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.96%	39,228,040.285

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.79%	34,612,395.035

TIAA-CREF IMF LIFECYCLE FUND #2010 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.99%	23,609,635.325

Core Impact Bond Fund—Institutional Class

SEI PRIVATE TRUST COMPANY C/O TIAA SWP 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	16.83%	47,464,379.785

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT FL 4 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	16.22%	45,732,776.991

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	13.41%	37,801,960.936

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	10.14%	28,582,905.486

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	10.03%	28,289,656.922

Core Impact Bond Fund—Advisor Class

MERRILL LYNCH, PIERCE, FENNER & SMITH, INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	46.42%	43,242,999.006

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1901	24.22%	22,561,268.023

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	12.38%	11,534,831.508

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	6.11%	5,692,267.066

UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5.12%	4,769,094.224

Core Impact Bond Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	81.19%	2,449,469.592

MERRILL LYNCH, PIERCE, FENNER & SMITH, INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	6.60%	199,234.551

Core Impact Bond Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	85.74%	44,136,421.472

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	6.07%	3,125,928.496

70     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Core Impact Bond Fund—Retail Class

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	30.36%	6,529,058.010

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	25.84%	5,557,303.342

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	13.13%	2,824,746.330

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	6.57%	1,413,745.906

Core Plus Bond Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	26.30%	36,427,059.625

TIAA-CREF MANAGED ALLOCATION II AC ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	24.17%	33,477,392.815

TIAA-CREF LIFESTYLE MODERATE FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.34%	19,857,674.650

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	8.18%	11,325,698.604

TIAA-CREF LIFESTYLE CONSERVATIVE FD ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	6.29%	8,714,371.103

Core Plus Bond Fund—Advisor Class

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787	41.15%	8,790,669.072

GREAT-WEST TRUST CO LLC TRUSTEE/C FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	10.32%	2,204,070.216

UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	7.96%	1,701,024.176

MERRILL LYNCH, PIERCE, FENNER & SMITH, INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	6.38%	1,362,277.907

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1901	5.48%	1,171,346.728

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787	5.24%	1,118,427.007

Core Plus Bond Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	90.86%	947,674.581

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	7.83%	81,630.625

Core Plus Bond Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	85.63%	33,201,010.844

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	12.09%	4,686,089.838

Core Plus Bond Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	10.28%	2,982,144.439

TIAA-CREF Funds  ■  Statement of Additional Information     71

Fund—Class	Percentage of holdings	Shares

Core Plus Bond Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	19.53%	47,359,600.124

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	17.83%	43,228,301.469

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	16.82%	40,785,670.427

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.94%	33,801,954.748

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.98%	24,194,990.567

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.76%	21,251,634.759

TIAA-CREF IMF LIFECYCLE FUND #2010 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.98%	14,490,377.594

5–15 Year Laddered Tax-Exempt Bond Fund—Institutional Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	49.24%	396,331.135

MITRA & CO FBO NG C/O RELIANCE TRUST CO WI 480 PILGRIM WAY - SUITE 1000 GREEN BAY WI 54304-5280	42.77%	344,255.662

5–15 Year Laddered Tax-Exempt Bond Fund—Advisor Class

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	45.64%	41,731.344

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	30.43%	27,821.865

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	13.31%	12,171.091

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	10.29%	9,404.809

5–15 Year Laddered Tax-Exempt Bond Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	18.57%	4,725,460.745

Green Bond Fund—Institutional Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	98.53%	2,100,000.000

Green Bond Fund—Advisor Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	94.67%	100,000.000

Green Bond Fund—Premier Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	100.00%	100,000.000

Green Bond Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	70.54%	304,621.338

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	23.16%	100,000.000

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	6.30%	27,202.481

72     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Green Bond Fund—Retail Class

TEACHERS INSURANCE & ANNUITY ASSOC INSURANCE COMPANIES ATTN JANICE CARNICELLI MSC 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	39.54%	100,000.000

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	32.55%	82,329.702

NORMAN R ELROD JUDY K ELROD JT TEN 15115 INTERLACHEN DR UNIT 3-123 SILVER SPRING MD 20906-5636	7.81%	19,741.426

High-Yield Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	18.52%	53,926,005.723

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	14.90%	43,387,594.643

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	8.82%	25,667,765.797

SEI PRIVATE TRUST COMPANY C/O TIAA SWP 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	7.96%	23,175,097.001

SSB&T CO CUST/FBO MESP C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	7.29%	21,226,449.242

MAC & CO 179406 ATTN MUTUAL FUND OPERATION 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	6.20%	18,061,827.331

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	5.33%	15,514,388.669

High-Yield Fund—Advisor Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	43.23%	490,453.134

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	17.23%	195,424.480

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	16.09%	182,494.656

UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	10.05%	114,053.272

High-Yield Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	88.91%	2,331,426.586

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	9.03%	236,919.277

High-Yield Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	75.80%	28,220,057.118

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	13.32%	4,957,519.902

JPMORGAN CUSTODIAN TIAA-CREF TRUST CO NON ERISA TDA C/O JPMORGAN CHASE BANK ATTN: DC PLAN SERVICE TEAM TIAA 4 NEW YORK PLZ FL 12 NEW YORK NY 10004-2413	6.03%	2,244,187.672

High-Yield Fund—Retail Class

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	38.90%	13,161,029.508

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	9.29%	3,144,055.028

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD FL 4 JERSEY CITY NJ 07310-1995	5.95%	2,012,212.206

TIAA-CREF Funds  ■  Statement of Additional Information     73

Fund—Class	Percentage of holdings	Shares

High-Yield Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	19.65%	5,524,228.228

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	18.72%	5,262,367.000

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	15.75%	4,427,029.020

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	15.51%	4,360,134.209

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.30%	2,615,818.258

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.05%	2,543,729.639

TIAA-CREF IMF LIFECYCLE FUND #2010 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	6.50%	1,827,775.859

Inflation-Linked Bond Fund—Institutional Class

SSB&T CO CUST/FBO MESP C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	22.14%	31,704,824.477

MAC & CO 179405 ATTN MUTUAL FUND OPERATION 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	21.51%	30,807,210.111

SSB&T CO CUST/FBO CHET C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	15.49%	22,176,727.060

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	10.59%	15,165,354.605

SSB&T CUST/FBO PATH2COLLEGE C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	9.45%	13,537,775.179

SSB&T CO CUST/FBO EDVEST C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	8.49%	12,163,732.089

Inflation-Linked Bond Fund—Advisor Class

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787	49.38%	7,088,548.144

MERRILL LYNCH, PIERCE, FENNER & SMITH, INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	11.23%	1,612,254.735

WTRISC CO IRA OMNIBUS ACCT C/O ICMA RETIREMENT CORPORATION 777 NORTH CAPITOL STREET, NE WASHINGTON DC 20002-4239	6.91%	992,041.379

Inflation-Linked Bond Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	100.00%	278,341.435

Inflation-Linked Bond Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	89.80%	15,189,005.615

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	5.00%	846,282.435

Inflation-Linked Bond Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	11.80%	1,577,078.179

MERRILL LYNCH, PIERCE, FENNER & SMITH, INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	11.34%	1,516,499.541

GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	6.13%	819,516.032

74     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Inflation-Linked Bond Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	16.09%	19,083,146.983

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.27%	15,740,253.396

TIAA-CREF LIFECYCLE INDEX 2020 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.82%	14,015,385.005

TIAA-CREF LIFECYCLE INDEX 2025 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	10.62%	12,591,377.784

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	10.26%	12,169,827.899

TIAA-CREF IMF LIFECYCLE FUND #2010 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.57%	10,159,824.746

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	6.36%	7,542,955.512

TIAA-CREF LIFECYCLE INDEX 2015 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.98%	7,091,651.281

TIAA-CREF LIFECYCLE INDEX 2030 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.40%	6,408,376.953

Short Duration Impact Bond Fund—Institutional Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	92.31%	2,100,000.000

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	7.43%	169,066.294

Short Duration Impact Bond Fund—Advisor Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	100.00%	100,000.000

Short Duration Impact Bond Fund—Premier Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	100.00%	100,000.000

Short Duration Impact Bond Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	60.08%	150,472.605

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	39.92%	100,000.000

Short Duration Impact Bond Fund—Retail Class

TEACHERS INSURANCE & ANNUITY ASSOC INSURANCE COMPANIES ATTN JANICE CARNICELLI MSC 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	87.13%	100,000.000

UMB BANK NA CUST ROTH IRA FBO BRUCE PARKER 257 HUT HILL RD BRIDGEWATER CT 06752-1525	6.43%	7,383.345

Short-Term Bond Fund—Institutional Class

SSB&T CO CUST/FBO EDVEST C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	23.22%	17,925,746.317

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	20.93%	16,152,646.540

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	15.87%	12,249,937.424

SEI PRIVATE TRUST COMPANY C/O TIAA SWP 1 FREEDOM VALLEY DRIVE OAKS PA 19456-9989	8.00%	6,175,489.175

TIAA-CREF LIFESTYLE CONSERVATIVE FD ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	7.76%	5,988,361.209

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	5.68%	4,382,619.268

TIAA-CREF Funds  ■  Statement of Additional Information     75

Fund—Class	Percentage of holdings	Shares

Short-Term Bond Fund—Advisor Class

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787	58.94%	10,099,993.901

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787	8.39%	1,437,483.109

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787	6.95%	1,190,773.696

WELLS FARGO BANK NA FBO GENESIS MEDICAL-WORKERS' COMP-FUND 13168915 PO BOX 1533 MINNEAPOLIS MN 55480-1533	6.13%	1,051,042.365

Short-Term Bond Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	100.00%	426,928.846

Short-Term Bond Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	81.42%	8,928,617.539

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	9.78%	1,072,299.611

Short-Term Bond Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	14.71%	2,599,544.027

CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	6.41%	1,133,421.739

Short-Term Bond Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	27.29%	21,727,127.275

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	22.80%	18,154,390.163

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	17.25%	13,732,261.074

TIAA-CREF IMF LIFECYCLE FUND #2010 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.37%	11,441,556.578

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.37%	9,053,401.450

TIAA-CREF IMF LIFECYCLE FUND #2234 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	6.92%	5,512,613.339

Short-Term Bond Index Fund—Institutional Class

SSB&T CUST/FBO OKLAHOMA CSP C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	61.05%	3,332,835.102

CAPINCO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	17.78%	970,823.770

Short-Term Bond Index Fund—Advisor Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	64.81%	45,005.979

TD AMERITRADE PO BOX 2226 OMAHA NE 68103-2226	18.17%	12,617.691

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	14.46%	10,039.187

Short-Term Bond Index Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	40.52%	39,345.979

INTERACTIVE BROKERS LLC 2 PICKWICK PLAZA GREENWICH CT 06830-5576	33.74%	32,765.639

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	25.74%	25,000.000

76     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Short-Term Bond Index Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	99.57%	7,608,457.837

Short-Term Bond Index Fund—Retail Class

JOEL D KUNTZ KARAN J KUNTZ JT TEN 3910 LAKEVIEW BLVD LAKE OSWEGO OR 97035-5549	18.57%	55,501.401

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	17.42%	52,085.110

ANN H CROWE TOD SUBJECT TO TOD RULES 369 MEADOW VALLEY RD LEXINGTON KY 40511-8620	5.61%	16,780.521

PAUL TESSMER POA FBO KATHLEEN M TESSMER TTEE KATHLEEN M TESSMER FAMILY TRUST UA DTD 02/24/2003 7808 COURTYARD DR MADISON WI 53719-3517	5.17%	15,440.819

ALAN C WEINSTEIN TOD SUBJECT TO TOD RULES 16300 VAN AKEN BLVD APT 306 CLEVELAND OH 44120-5308	5.15%	15,399.697

ALDA TUFRO 5 POINT LOOKOUT MILFORD CT 06460-7349	5.04%	15,058.848

Short-Term Bond Index Fund—Class W

TIAA-CREF LIFECYCLE INDEX 2020 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	28.59%	16,131,703.676

TIAA-CREF LIFECYCLE INDEX 2025 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	25.68%	14,492,616.888

TIAA-CREF LIFECYCLE INDEX 2015 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.46%	8,162,490.866

TIAA-CREF LIFECYCLE INDEX 2030 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.07%	7,376,037.199

TIAA-CREF LIFECYCLE INDEX 2010 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.22%	5,205,801.056

TIAA-CREF LIFECYCLE INDX RET INC FD ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.34%	4,705,984.439

Emerging Markets Debt Fund—Institutional Class

SSB&T CO CUST/FBO MESP C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	20.47%	893,286.099

PERSHING LLC P. O. BOX 2052 JERSEY CITY NJ 07303-2052	17.57%	766,530.389

C/O UNION BANK ID 797 SEI PRIVATE TRUST COMPANY FBO 6734309360 ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	17.47%	762,119.214

MITRA & CO FBO NG C/O RELIANCE TRUST CO WI 480 PILGRIM WAY - SUITE 1000 GREEN BAY WI 54304-5280	15.31%	667,950.485

CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	11.25%	490,644.021

C/O UNION BANK ID 797 SEI PRIVATE TRUST COMPANY FBO 6734309370 ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	5.06%	220,749.624

Emerging Markets Debt Fund—Advisor Class

UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	40.60%	1,898,639.156

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	19.37%	905,712.939

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	17.54%	820,297.448

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	11.18%	522,747.737

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	6.84%	319,939.339

TIAA-CREF Funds  ■  Statement of Additional Information     77

Fund—Class	Percentage of holdings	Shares

Emerging Markets Debt Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	70.00%	58,333.160

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	30.00%	25,000.000

Emerging Markets Debt Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	98.34%	1,925,069.668

Emerging Markets Debt Fund—Retail Class

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	68.28%	1,963,420.811

E*TRADE SAVINGS BANK FBO #75 PO BOX 6503 ENGLEWOOD CO 80155-6503	7.58%	217,820.766

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	7.17%	206,144.572

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	6.53%	187,780.555

Emerging Markets Debt Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	18.72%	8,439,827.072

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	16.78%	7,567,116.596

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	16.50%	7,437,127.666

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.17%	6,389,193.137

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.41%	5,142,498.675

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.17%	3,683,988.315

TIAA-CREF IMF LIFECYCLE FUND #2010 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.59%	2,518,114.292

International Bond Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	91.74%	67,108.794

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	6.90%	5,046.081

International Bond Fund—Advisor Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	100.00%	10,274.669

International Bond Fund—Premier Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	100.00%	10,285.132

International Bond Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	98.76%	670,781.933

International Bond Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	43.48%	68,994.089

ROBERT P STICCA CELESTE A STICCA JT TEN 1230 5TH ST N FARGO ND 58102-2715	8.38%	13,291.547

CHITRA KUMAR 3037 WALNUT RIDGE DR ANN ARBOR MI 48103-2194	6.30%	9,997.931

78     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

International Bond Fund—Class W

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	19.57%	8,156,084.040

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	17.86%	7,443,119.385

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	16.85%	7,021,011.054

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.00%	5,834,896.785

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	10.00%	4,165,719.396

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.78%	3,657,062.005

TIAA-CREF IMF LIFECYCLE FUND #2010 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.99%	2,495,563.489

Money Market Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	64.42%	473,297,010.538

SSB&T CO CUST/FBO EDVEST C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	11.64%	85,510,805.380

SSB&T CO CUST/FBO CHET C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	7.37%	54,144,511.430

SSB&T CUST/FBO PATH2COLLEGE C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	5.33%	39,143,491.610

Money Market Fund—Advisor Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	95.78%	2,272,275.350

Money Market Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	6.45%	24,400,462.320

Money Market Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	53.72%	125,209,538.830

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	24.77%	57,725,170.730

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS TTEE/CUST FOR RHSP CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	16.94%	39,489,025.890

Real Estate Securities Fund—Institutional Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	36.53%	37,158,002.781

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	19.88%	20,215,486.602

MAC & CO 179243 ATTN MUTUAL FUND OPERATION 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	14.60%	14,846,228.235

SSB&T CO CUST/FBO EDVEST C/O TFI B MCCROSSAN/D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	6.14%	6,240,947.922

KASIKORNBANK PUBLIC COMPANY LIMITED 1 SOI RABURANA 27/1 RABURANA ROAD RABURANA BANGKOK THAILAND 10140	5.30%	5,393,743.258

TIAA-CREF Funds  ■  Statement of Additional Information     79

Fund—Class	Percentage of holdings	Shares

Real Estate Securities Fund—Advisor Class

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING PO BOX 509046 SAN DIEGO CA 92150-9046	59.09%	879,799.710

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	31.14%	463,627.624

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	6.07%	90,326.646

Real Estate Securities Fund—Premier Class

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	94.38%	3,062,440.710

Real Estate Securities Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	74.67%	20,462,564.370

TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	17.98%	4,927,516.882

Real Estate Securities Fund—Retail Class

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	20.54%	3,881,900.522

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	11.28%	2,131,428.775

The current Trustees and officers of the Trust, as a group, beneficially or of record own less than 1% of the shares of each of the classes of the Funds as of January 27, 2020.

Any person owning more than 25% of a Fund’s shares may be considered a “controlling person” of that Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

Investment advisory and other services

Investment advisory services

Investment advisory and related services for the Trust are provided by personnel of Advisors, which is registered with the SEC under the Investment Advisers Act of 1940 (“Advisers Act”). Advisors manages the investment and reinvestment of the assets of the Funds, subject to the oversight of the Board of Trustees. Advisors performs all research, makes recommendations and places orders for the purchase and sale of securities. Advisors also provides or oversees the provision of portfolio accounting, custodial, compliance, administrative and related services for the assets of the Funds.

TIAA, an insurance company, holds all of the shares of Nuveen, LLC (“Nuveen”), the investment management arm of TIAA. Nuveen, in turn, holds (1) all of the shares of Nuveen Finance, LLC, which holds all of the shares of Advisors, and (2) all of the shares of TIAA-CREF Asset Management LLC, which holds all of the shares of TIAA-CREF Investment Management, LLC (“Investment Management”). Nuveen Finance, LLC, also holds all the shares of Nuveen Holdings 1, Inc., which holds all the shares of Nuveen Holdings, Inc., which holds all the shares of Nuveen Investments, Inc., which holds all the shares of Nuveen Securities, LLC (“Nuveen Securities”), the principal underwriter of the Trust. TIAA also holds all the shares of TIAA-CREF Individual & Institutional Services, LLC (“Services”). Investment Management provides investment advisory services to, and Services acts as the principal underwriter for, CREF, a companion organization to TIAA. All of the foregoing are affiliates of the Trust and Advisors.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), Nuveen Asset Management, LLC (“Nuveen Asset Management”), Advisors and Investment Management are each wholly owned subsidiaries of Nuveen. Advisors currently serves as sub-adviser to certain funds managed by Nuveen Fund Advisors. As a result of their common ownership by Nuveen and, ultimately, TIAA, Nuveen Fund Advisors, Nuveen Asset Management, Advisors and Investment Management are considered affiliated persons under common control, and the registered investment companies managed by each are considered to be part of the same group of investment companies.

Advisors manages each Fund according to an Investment Management Agreement. Under the Agreement, investment management fees are calculated daily and paid monthly to Advisors. They are calculated as a percentage of the average value of the daily net assets for each Fund, and are accrued daily proportionately at 1/365th (1/366th in a leap year) of the rates set forth in the Prospectuses.

80     Statement of Additional Information  ■  TIAA-CREF Funds

As described in the International Bond Fund’s Prospectus, Advisors serves as the Subsidiary’s investment adviser. Pursuant to its investment management agreement with the Subsidiary, Advisors does not receive compensation from the Subsidiary for the portfolio management, portfolio accounting, custodial, compliance, administrative and related services it provides to the Subsidiary. The direct expenses of the Subsidiary, if any, which may include portfolio accounting, custodial, compliance, administrative and related services, are borne by the International Bond Fund, subject to the Fund’s expense reimbursement arrangements. The investment management agreement between Advisors and the Subsidiary may be terminated at any time without penalty upon 60 days’ written notice by action of the Subsidiary’s directors or by Advisors, and will terminate automatically in the event of an “assignment” (as defined in the Advisers Act) thereof. The investment management agreement with the Subsidiary provides for its automatic termination upon the termination of the International Bond Fund’s Investment Management Agreement.

The Funds also pay Advisors for certain administrative and compliance services that Advisors provides to the Funds on an at-cost basis. Advisors provides these administrative and compliance services pursuant to a separate Administrative Services Agreement dated January 2, 2012.

Furthermore, Advisors has contractually agreed to reimburse the Funds for total expenses of the Funds that exceed certain amounts, as stated in the Prospectuses through: (i) February 28, 2021 for the Equity, Emerging Markets Debt and International Bond Funds; and (ii) July 31, 2020 for all other Fixed-Income and Real Estate Securities Funds. For Class W, Advisors has also contractually agreed to waive and/or reimburse, for each Fund that offers Class W, Class W’s net management fees in their entirety. Advisors expects this fee waiver and/or reimbursement arrangement to remain in effect indefinitely, unless changed or terminated with approval of the Board. However, Advisors may receive a management fee from the other investment portfolios structured as “funds of funds” that invest in Class W shares of the Funds (the “Funds of Funds”) and other investors in Class W shares.

For Class W, Advisors, in its capacity as administrator to the Funds, has contractually agreed to reimburse, for each Fund that offers Class W, Class W’s net other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Advisors expects this expense reimbursement arrangement to remain in effect indefinitely, unless changed or terminated with approval of the Board. Pursuant to contractual agreements between Advisors, a Fund of Funds or other advisory client or account of Advisors or its affiliates, and the Fund offering Class W shares in which the Fund of Funds or such other advisory client or account invests, investors in Class W shares are contractually obligated to reimburse Advisors for the Class W net other expenses it assumes with respect to a Fund.

For the fiscal years ended October 31, 2019, October 31, 2018 and October 31, 2017 for the following Funds, the tables below reflect (i) the total dollar amount of investment management fees for each Fund, (ii) the amount of any waiver of the portion of the investment management fee attributable to each Fund, and (iii) the net investment management fees for each Fund after such waivers.

TIAA-CREF Funds  ■  Statement of Additional Information     81

	Gross			Waived			Net
	Fiscal years ended October 31,			Fiscal years ended October 31,			Fiscal years ended October 31,
Fund	2019	2018	2017	2019	2018	2017	2019	2018	2017
Emerging Markets Equity Fund	$13,167,040	$12,406,487	$10,162,550	$—	$—	$—	$13,167,040	$12,406,487	$10,162,550
Emerging Markets Equity Index Fund	3,447,058	3,651,519	2,767,221	—	—	—	3,447,058	3,651,519	2,767,221
Equity Index Fund	7,919,030	7,083,456	5,429,572	—	—	—	7,919,030	7,083,456	5,429,572
Growth & Income Fund	25,598,595	27,083,380	24,202,191	331,852	—	—	25,266,743	27,083,380	24,202,191
International Equity Fund	20,373,551	22,618,188	20,549,162	—	—	—	20,373,551	22,618,188	20,549,162
International Equity Index Fund	4,675,591	4,865,989	3,850,066	—	—	—	4,675,591	4,865,989	3,850,066
International Opportunities Fund	9,873,255	9,180,690	7,977,007	—	—	—	9,873,255	9,180,690	7,977,007
Large-Cap Growth Fund	21,535,365	21,063,974	17,057,133	282,878	—	—	21,252,487	21,063,974	17,057,133
Large-Cap Growth Index Fund	2,679,657	2,389,044	1,791,154	—	—	—	2,679,657	2,389,044	1,791,154
Large-Cap Value Fund	23,566,680	26,885,807	25,681,132	2,089,841	1,355,114	468,950	21,476,839	25,530,693	25,212,182
Large-Cap Value Index Fund	2,569,434	2,598,287	2,466,847	—	—	—	2,569,434	2,598,287	2,466,847
Mid-Cap Growth Fund	6,407,914	7,005,973	6,718,652	—	—	—	6,407,914	7,005,973	6,718,652
Mid-Cap Value Fund	13,149,674	16,650,514	20,209,110	2,689,774	2,830,795	1,275,651	10,459,900	13,819,719	18,933,459
Quant International Equity Fund	6,795,684	7,251,680	6,535,328	—	—	—	6,795,684	7,251,680	6,535,328
Quant International Small-Cap Equity Fund	6,027,151	6,364,677	4,151,574	927,254	979,392	319,352	5,099,897	5,385,285	3,832,222
Quant Large-Cap Growth Fund	8,217,614	8,294,807	7,251,905	—	998,570	43,170	8,217,614	7,296,237	7,208,735
Quant Large-Cap Value Fund	7,916,073	7,908,125	7,199,891	—	937,690	42,489	7,916,073	6,970,435	7,157,402
Quant Small-Cap Equity Fund	12,388,264	14,729,265	13,463,029	1,858,151	757,749	—	10,530,113	13,971,516	13,463,029
Quant Small/Mid-Cap Equity Fund	3,043,081	3,215,414	2,680,342	—	—	—	3,043,081	3,215,414	2,680,342
Small-Cap Blend Index Fund	1,143,602	1,055,617	884,366	—	—	—	1,143,602	1,055,617	884,366
Social Choice Equity Fund	6,325,877	5,069,001	3,853,794	227,692	—	—	6,098,185	5,069,001	3,853,794
Social Choice International Equity Fund	403,005	165,669	100,097	—	—	—	403,005	165,669	100,097
Social Choice Low Carbon Equity Fund	428,244	269,970	169,474	—	—	—	428,244	269,970	169,474
S&P 500 Index Fund	1,998,249	1,953,629	1,639,480	—	—	—	1,998,249	1,953,629	1,639,480
Emerging Markets Debt Fund	2,691,623	2,253,058	1,737,383	—	—	—	2,691,623	2,253,058	1,737,383
International Bond Fund	2,108,506	1,518,343	1,464,153	—	—	—	2,108,506	1,518,343	1,464,153

For the fiscal years ended March 31, 2019, March 31, 2018 and March 31, 2017 for the following Funds, the tables below reflect (i) the total dollar amount of investment management fees for each Fund, (ii) the amount of any waiver of the portion of the investment management fee attributable to each Fund, and (iii) the net investment management fees for each Fund after such waivers.

82     Statement of Additional Information  ■  TIAA-CREF Funds

	Gross			Waived			Net
	Fiscal years ended March 31,			Fiscal years ended March 31,			Fiscal years ended March 31,
Fund	2019	2018	2017	2019	2018	2017	2019	2018	2017
Core Bond Fund	$15,341,171	$12,578,016	$10,412,974	$—	$—	$—	$15,341,171	$12,578,016	$10,412,974
Bond Index Fund	10,390,024	8,617,736	6,908,144	—	—	—	10,390,024	8,617,736	6,908,144
Core Plus Bond Fund	11,805,834	11,286,525	9,364,086	—	—	—	11,805,834	11,286,525	9,364,086
5–15 Year Laddered Tax-Exempt Bond Fund	700,896	834,502	926,111	—	—	—	700,896	834,502	926,111
Green Bond Fund	38,024	—	—	—	—	—	38,024	—	—
High-Yield Fund	13,489,352	13,222,631	11,112,862	—	—	—	13,489,352	13,222,631	11,112,862
Inflation-Linked Bond Fund	7,168,550	6,524,458	5,881,055	—	—	—	7,168,550	6,524,458	5,881,055
Short Duration Impact Bond Fund	28,575	—	—	—	—	—	28,575	—	—
Short-Term Bond Fund	4,417,865	4,199,131	4,057,499	—	—	—	4,417,865	4,199,131	4,057,499
Short-Term Bond Index Fund	292,857	189,337	96,356	136,644	110,041	—	156,213	79,296	96,356
Core Impact Bond Fund	8,728,293	5,217,719	3,161,519	—	—	—	8,728,293	5,217,719	3,161,519
Money Market Fund	1,066,789	897,760	860,038	—	—	129,253	1,066,789	897,760	730,785
Real Estate Securities Fund	10,091,066	9,986,242	9,844,769	—	—	78,788	10,091,066	9,986,242	9,765,981

Under the Administrative Services Agreement, the Funds paid to Advisors the allocated cost of certain administrative and compliance services, respectively, that were provided by Advisors. The table below reflects the amounts paid to Advisors by the following Funds for these administrative and compliance services for the prior fiscal years ended October 31, 2019, October 31, 2018 and October 31, 2017:

	Fund administration fees			Compliance fees
Fund	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2019	October 31, 2018	October 31, 2017
Emerging Markets Equity Fund	$102,407	$124,976	$50,425	$12,518	$12,169	$21,018
Emerging Markets Equity Index Fund	114,956	147,419	59,247	14,193	13,333	25,112
Equity Index Fund	377,374	433,975	175,872	45,465	42,340	71,917
Growth & Income Fund	175,176	229,602	101,669	21,723	22,227	41,113
International Equity Fund	142,431	194,238	83,648	17,732	18,722	34,606
International Equity Index Fund	238,796	316,202	128,398	29,653	28,601	53,904
International Opportunities Fund	104,126	126,129	52,023	12,702	12,275	21,717
Large-Cap Growth Fund	159,651	196,535	79,734	19,543	19,158	32,589
Large-Cap Growth Index Fund	143,481	176,290	70,403	17,454	16,178	28,122
Large-Cap Value Fund	165,255	230,631	106,171	20,731	22,221	43,880
Large-Cap Value Index Fund	137,029	187,035	89,030	17,088	16,542	37,606
Mid-Cap Growth Fund	85,302	126,537	53,542	10,715	12,282	23,002
Mid-Cap Value Fund	108,801	178,983	86,814	14,123	16,502	36,684
Quant International Equity Fund	71,475	82,822	36,140	8,708	8,012	14,418
Quant International Small-Cap Equity Fund	92,438	115,778	46,136	11,262	11,383	11,209
Quant Large-Cap Growth Fund	84,833	97,507	42,888	10,314	9,437	17,898
Quant Large-Cap Value Fund	83,564	94,627	42,736	10,145	9,192	17,132
Quant Small-Cap Equity Fund	123,776	169,040	73,329	15,461	16,424	29,757
Quant Small/Mid-Cap Equity Fund	88,714	109,948	48,064	10,862	10,019	18,373
Small-Cap Blend Index Fund	85,323	111,684	49,104	10,504	10,928	19,904
Social Choice Equity Fund	129,503	163,508	59,480	15,738	15,605	26,072
Social Choice International Equity Fund	62,964	100,839	40,281	7,626	10,164	15,851
Social Choice Low Carbon Equity Fund	63,663	101,766	40,637	7,722	10,251	15,988
S&P 500 Index Fund	116,363	155,865	67,970	14,418	15,153	26,128
Emerging Markets Debt Fund	86,464	103,974	43,222	10,532	10,140	17,006
International Bond Fund	85,032	101,133	44,989	10,350	9,143	17,421

TIAA-CREF Funds  ■  Statement of Additional Information     83

The table below reflects the amounts paid to Advisors by the following Funds for these administrative and compliance services for the prior fiscal years ended March 31, 2019, March 31, 2018 and March 31, 2017.

Fund administration fees				Compliance fees
Fund	March 31, 2019	March 31, 2018	March 31, 2017	March 31, 2019	March 31, 2018	March 31, 2017
Core Bond Fund	$149,897	$154,432	$71,638	$24,709	$11,286	$55,541
Bond Index Fund	224,510	225,933	105,447	36,230	16,295	81,509
Core Plus Bond Fund	133,338	145,769	68,906	21,621	10,297	53,206
5–15 Year Laddered Tax-Exempt Bond Fund	49,150	55,651	26,895	7,797	3,878	20,793
Green Bond Fund	35,762	—	—	4,991	—	—
High-Yield Fund	131,077	146,094	68,801	21,249	10,373	53,085
Inflation-Linked Bond Fund	116,772	124,800	60,471	18,960	8,760	46,735
Short Duration Impact Bond Fund	35,765	—	—	4,991	—	—
Short-Term Bond Fund	99,249	107,420	52,480	16,176	7,550	40,583
Short-Term Bond Index Fund	80,469	82,307	37,445	12,947	6,084	28,773
Core Impact Bond Fund	107,459	103,171	45,063	17,032	7,842	34,692
Money Market Fund	85,033	106,923	31,478	13,489	18,010	23,240
Real Estate Securities Fund	97,294	114,467	57,129	15,853	7,688	43,971

Service agreements

Retirement Class Service Agreement

The Trust, on behalf of each Fund that offers Retirement Class shares (as described in the Fund’s Prospectus), has entered into a service agreement with Advisors pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan and other platforms (the “Retirement Class Service Agreement”).

For the services rendered, the facilities furnished and expenses assumed by Advisors, each Fund pays Advisors at the end of each calendar month a fee for the Fund calculated as a percentage of the daily net assets attributable to Retirement Class shares of the Fund.

The fees paid under the Retirement Class Service Agreement for each of the following Funds for the prior fiscal years ended October 31, 2019, October 31, 2018 and October 31, 2017, are set forth in the table below:

84     Statement of Additional Information  ■  TIAA-CREF Funds

	Service fees for fiscal year or period ended
Fund	October 31, 2019	October 31, 2018	October 31, 2017
Emerging Markets Equity Fund	$328,977	$220,681	$117,156
Emerging Markets Equity Index Fund	659,584	722,563	490,227
Equity Index Fund	1,538,678	1,456,282	1,260,436
Growth & Income Fund	1,287,586	1,519,354	1,458,799
International Equity Fund	1,179,455	1,624,368	1,494,088
International Equity Index Fund	2,559,595	2,650,319	2,048,604
International Opportunities Fund	413,474	218,259	31,111
Large-Cap Growth Fund	830,521	766,411	573,718
Large-Cap Growth Index Fund	1,698,133	1,822,334	1,352,526
Large-Cap Value Fund	1,603,519	2,303,740	2,517,186
Large-Cap Value Index Fund	2,078,466	2,382,151	2,193,308
Mid-Cap Growth Fund	895,576	1,018,902	976,168
Mid-Cap Value Fund	1,610,482	2,195,603	2,642,324
Quant International Small-Cap Equity Fund	8,196	15,815	8,335
Quant Small-Cap Equity Fund	1,186,362	1,536,807	1,543,775
Quant Small/Mid-Cap Equity Fund	28,092	20,808	9,057
Small-Cap Blend Index Fund	1,818,438	1,684,284	1,285,908
Social Choice Equity Fund	1,390,896	1,156,742	907,763
Social Choice International Equity Fund	53,627	25,655	12,705
Social Choice Low Carbon Equity Fund	178,970	52,810	32,479
S&P 500 Index Fund	3,130,093	3,075,110	2,478,738
Emerging Markets Debt Fund	41,212	42,907	21,289
International Bond Fund	13,560	10,527	5,082

The fees paid under the Retirement Class Service Agreement for each of the following Funds for the prior fiscal years ended March 31, 2019, March 31, 2018 and March 31, 2017 are set forth in the table below.

	Service fees for fiscal year or period ended
Fund	March 31, 2019	March 31, 2018	March 31, 2017
Core Bond Fund	$506,186	$551,087	$583,083
Bond Index Fund	524,568	381,959	335,205
Core Plus Bond Fund	1,094,116	994,641	630,298
Green Bond Fund	1,175	—	—
High-Yield Fund	1,002,863	1,005,595	759,467
Inflation-Linked Bond Fund	587,242	556,779	562,875
Short Duration Impact Bond Fund	983	—	—
Short-Term Bond Fund	271,403	257,254	247,168
Short-Term Bond Index Fund	99,287	44,640	17,485
Core Impact Bond Fund	1,008,332	766,586	642,046
Money Market Fund	392,278	288,577	267,081
Real Estate Securities Fund	942,085	886,105	830,624

Underwriter and other service providers

Underwriter

Nuveen Securities, 333 West Wacker Drive, Chicago, IL 60606-1286, is the “principal underwriter” for the Trust. Shares of the Funds are offered on a continuous basis with no sales load. Pursuant to a Distribution Agreement with the Trust, Nuveen Securities distributes shares of the Funds from year to year, subject to annual approval of the Distribution Agreement by the Board of Trustees. Nuveen Securities may enter into selling agreements with one or more broker-dealers, which may or may not

TIAA-CREF Funds  ■  Statement of Additional Information     85

be affiliated with Nuveen Securities, to provide distribution-related services and shareholder services to the Funds. Prior to October 1, 2019, Teachers Personal Investors Services, Inc. (“TPIS”) was the principal underwriter for the Trust. Effective September 30, 2019, TPIS merged into Nuveen Securities, and Nuveen Securities became the principal underwriter for the Trust.

Custodian, transfer agent and fund accounting agent

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, MA 02111, acts as custodian for the Trust and the Funds. As custodian, State Street is responsible for the safekeeping of the Funds’ portfolio securities. State Street also acts as fund accounting agent for the Trust and the Funds.

DST Asset Manager Solutions, Inc., 2000 Crown Colony Drive, Quincy, MA 02169, acts as the transfer and dividend-paying agent for the Funds.

Independent registered public accounting firm

PricewaterhouseCoopers, LLP, 100 East Pratt Street, Suite 2600, Baltimore, MD 21202, serves as the independent registered public accounting firm of the Trust and audited: (i) the Equity, Emerging Markets Debt and International Bond Funds’ financial statements for the fiscal year ended October 31, 2019 and (ii) the Fixed-Income and Real Estate Securities Funds’ financial statements for the fiscal year ended March 31, 2019 (other than the Emerging Markets Debt and International Bond Funds, which have a different fiscal year end).

Personal trading policy

The Trust, Advisors and Nuveen Securities have each adopted Codes of Ethics (each, a “code”) under applicable SEC rules. These codes govern the personal trading activities and related conduct of certain employees, or “access persons” of the Trust, Advisors and Nuveen Securities, as well as members of their households. While access persons are generally permitted to invest in securities (excluding, for certain access persons, municipal securities as defined under Section 3(a)(29) of the Securities Exchange Act of 1934) that may also be purchased or held by the Funds, they are also generally required to preclear and/or report all transactions involving reportable securities covered under the codes. In addition, access persons are required to maintain their accounts at approved brokers so that their reportable accounts, transactions and holdings information can be monitored by the TIAA Ethics Office. Such reportable accounts, transactions and holdings are regularly reviewed, and certified to, by each access person.

Information about the Funds’ portfolio management

Structure of compensation for portfolio managers

Equity portfolio managers

Equity portfolio managers are compensated through a combination of base salary, annual performance awards, long-term compensation awards and, for certain portfolio managers, equity-like performance based plans. Currently, the annual performance awards and long-term compensation awards are determined using three variables: investment performance using Investment Ratio (60%), ranking versus Morningstar peers (30%) and management/peer reviews (10%).

The variable component of a portfolio manager’s compensation is remunerated as: (1) a current year cash bonus; (2) a long-term performance award, which is on a 3-year cliff vesting cycle and (3) an equity-like profits interest plan. Fifty percent (50%) of the long-term award is based on the Fund(s) managed by the portfolio manager during the 3-year vesting period, while the value of the remainder of the long-term award is based on the performance of the TIAA organization as a whole. The equity-like profits interest vests over time and entitles participants to a percentage of Advisors’ annual profits and the profits of its affiliate Nuveen Asset Management. The equity-like profits interest is allocated to individual portfolio managers based on such person’s overall contribution to Advisors and Nuveen Asset Management.

Risk-adjusted investment performance is calculated, where records are available, over five and three years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. Please see the Funds’ Prospectuses for more information regarding their benchmark indices. An Information Ratio is then calculated utilizing the gross excess return in the numerator and the greater of the 52-week realized Active Risk (tracking error) or a minimum targeted risk level (typically 300 basis points) in the denominator to generate risk-adjusted investment performance. This 5- and 3-year investment performance is averaged. This effectively results in a weight of 26.7% for the most recent year, 26.7% for the second year, 26.7% for the third year and 10% for the fourth and fifth years.

86     Statement of Additional Information  ■  TIAA-CREF Funds

Performance relative to peers is evaluated using Morningstar percentile rankings with a 50% weighting on the 3-year ranking and 50% on the 5-year ranking. For managers with less than a 5-year track record, a 0.25 Investment Ratio and a peer ranking at the middle of the Morningstar grouping is used.

Utilizing the three variables discussed above (investment performance, peer ratings and manager assessment), total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the equity group as a unit and the relative success of the TIAA organization in achieving its financial and operational objectives.

Fixed-income portfolio managers

Fixed-income portfolio managers are compensated through a combination of base salary, annual performance awards, long-term compensation awards and, for certain portfolio managers, equity-like performance based plans. Currently, the annual performance awards and long-term compensation awards are determined by investment performance ratings, which reflect investment performance using risk-adjusted returns and Morningstar ranking (60%), manager-subjective ratings (25%), and internal peer review (15%).

The variable component of a portfolio manager’s compensation is remunerated as: (1) a current year cash bonus; (2) a long-term performance award, which is on a 3-year cliff vesting cycle and (3) an equity-like profits interest plan. Fifty percent (50%) of the long-term award is based on the Fund(s) managed by the portfolio manager during the 3-year vesting period, while the value of the long-term award is based on the performance of the TIAA organization as a whole. The equity-like profits interest vests over time and entitles participants to a percentage of Advisors’ annual profits and the profits of its affiliate Nuveen Asset Management. The equity-like profits interest is allocated to individual portfolio managers based on such person’s overall contribution to Advisors and Nuveen Asset Management.

Risk-adjusted investment performance is calculated, where records are available, over one, three, and five years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. For managers with less than a 5-year track record, there is a 40% weighting for the 1-year return and a 60% weighting for the 3-year return. Please see the Funds’ Prospectuses for more information regarding their benchmark indices. An Information Ratio is then calculated utilizing the gross excess return in the numerator and the 52-week realized Active Risk (tracking error) in the denominator to generate risk-adjusted investment performance. Investment performance relative to industry peers is evaluated using Morningstar percentile rankings with equal weighting to each of the 1-, 3-, and 5-year rankings.

Utilizing the three variables discussed above (investment performance, manager assessment and internal peer ratings), total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the fixed-income group as a unit and the relative success of the TIAA organization in achieving its financial and operational objectives.

Additional information regarding portfolio managers

The chart below includes information relating to the portfolio managers listed in the Prospectuses, such as other accounts managed by them (registered investment companies, unregistered pooled investment vehicles and other accounts), total assets in those accounts, and the dollar range of equity securities owned in each of the following Funds they manage, as of October 31, 2019 (except as otherwise noted).

TIAA-CREF Funds  ■  Statement of Additional Information     87

	Number of other accounts managed			Total assets in other accounts managed (millions)
Name of portfolio manager	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts	Dollar range of equity securities owned in Fund
Emerging Markets Equity Fund
Barton Grenning	0	0	5	$0	$0	$7	Over $1,000,000
Lisa Wang	0	0	5	$0	$0	$7	$10,001–50,000

Emerging Markets Equity Index Fund
Philip James (Jim) Campagna	22	1	0	$99,827	$29	$0	$100,001–500,000
Lei Liao	22	1	0	$99,827	$29	$0	$10,001–50,000
Darren Tran	9	0	0	$79,373	$0	$0	$100,001–500,000

Equity Index Fund
Philip James (Jim) Campagna	22	1	0	$80,018	$29	$0	$10,001–50,000
Lei Liao	22	1	0	$80,018	$29	$0	$10,001–50,000
Darren Tran	9	0	0	$59,564	$0	$0	$1–10,000

Growth & Income Fund
Susan Kempler	1	0	0	$151	$0	$0	Over $1,000,000

International Equity Fund
John Tribolet	1	0	0	$20,188	$0	$0	$0
Gregory Mancini	0	0	0	$0	$0	$0	$0

International Equity Index Fund
Philip James (Jim) Campagna	22	1	0	$89,439	$29	$0	$100,001–500,000
Lei Liao	22	1	0	$89,439	$29	$0	$10,001–50,000
Darren Tran	9	0	0	$68,984	$0	$0	$100,001–500,000

International Opportunities Fund
Jason Campbell	0	0	0	$0	$0	$0	Over $1,000,000
Dan Roberts	0	0	0	$0	$0	$0	$100,001–500,000

Large-Cap Growth Fund
Susan Hirsch	2	0	0	$26,696	$0	$0	Over $1,000,000
Terrence Kontos	2	1	0	$26,696	$2	$0	$500,001–1,000,000

Large-Cap Growth Index Fund
Philip James (Jim) Campagna	22	1	0	$94,858	$29	$0	$10,001–50,000
Lei Liao	22	1	0	$94,858	$29	$0	$10,001–50,000
Darren Tran	9	0	0	$74,404	$0	$0	$100,001–500,000

Large-Cap Value Fund
Charles Carr	1	1	0	$71	$2	$0	$100,001–500,000

Large-Cap Value Index Fund
Philip James (Jim) Campagna	22	1	0	$95,542	$29	$0	$10,001–50,000
Lei Liao	22	1	0	$95,542	$29	$0	$10,001–50,000
Darren Tran	9	0	0	$75,088	$0	$0	$100,001–500,000

Mid-Cap Growth Fund
Terrence Kontos	3	1	0	$32,429	$2	$0	$0
Adrian Almazan	0	0	0	$0	$0	$0	$10,001–50,000

Mid-Cap Value Fund
David Chalupnik	3	0	39	$4,119	$0	$484	$0
Evan Staples	2	0	12	$1,019	$0	$298	$0

Quant International Equity Fund
Steven Rossiello	1	0	0	$991	$0	$0	$100,001–500,000
Pablo Mitchell	0	0	0	$0	$0	$0	$100,001–500,000

Quant International Small-Cap Equity Fund
Antonio Ramos	0	0	0	$0	$0	$0	$100,001–500,000
Steven Rossiello	1	0	0	$1,948	$0	$0	$100,001–500,000

Quant Large-Cap Growth Fund
James Johnson	1	0	0	$2,681	$0	$0	$100,001–500,000
Max Kozlov	4	0	0	$6,370	$0	$0	$10,001–50,000

Quant Large-Cap Value Fund
James Johnson	1	0	0	$2,877	$0	$0	$100,001–500,000
Max Kozlov	4	0	0	$6,567	$0	$0	$10,001–50,000

Quant Small-Cap Equity Fund
Adam Cao	3	0	0	$115,181	$0	$0	$500,001–1,000,000
Pei Chen	2	0	0	$741	$0	$0	$500,001–1,000,000
Max Kozlov	4	0	0	$6,299	$0	$0	$10,001–50,000

88     Statement of Additional Information  ■  TIAA-CREF Funds

	Number of other accounts managed			Total assets in other accounts managed (millions)
Name of portfolio manager	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts	Dollar range of equity securities owned in Fund
Quant Small/Mid-Cap Equity Fund
Adam Cao	3	0	0	$117,440	$0	$0	$500,001–1,000,000
Pei Chen	2	0	0	$3,000	$0	$0	$100,001–500,000
Max Kozlov	4	0	0	$8,558	$0	$0	$0

Small-Cap Blend Index Fund
Philip James (Jim) Campagna	22	1	0	$99,344	$29	$0	$10,001–50,000
Lei Liao	22	1	0	$99,344	$29	$0	$10,001–50,000
Darren Tran	9	0	0	$78,889	$0	$0	$100,001–500,000

Social Choice Equity Fund
Philip James (Jim) Campagna	22	1	0	$97,754	$29	$0	$10,001–50,000
Lei Liao	22	1	0	$97,754	$29	$0	$10,001–50,000

Social Choice International Equity Fund
Philip James (Jim) Campagna	22	1	0	$102,189	$29	$0	$10,001–50,000
Lei Liao	22	1	0	$102,189	$29	$0	$10,001–50,000

Social Choice Low Carbon Equity Fund
Philip James (Jim) Campagna	22	1	0	$102,222	$29	$0	$10,001–50,000
Lei Liao	22	1	0	$102,222	$29	$0	$10,001–50,000

S&P 500 Index Fund
Philip James (Jim) Campagna	22	1	0	$96,942	$29	$0	$10,001–50,000
Lei Liao	22	1	0	$96,942	$29	$0	$10,001–50,000
Darren Tran	9	0	0	$76,487	$0	$0	$10,001–50,000

Emerging Markets Debt Fund
Katherine Renfrew	2	1	0	$843	$49	$0	$500,001–1,000,000
Anupam Damani	3	1	0	$5,474	$49	$0	$100,001–500,000

International Bond Fund
Anupam Damani	3	1	0	$5,607	$49	$0	$100,001–500,000
John Espinosa	0	0	0	$0	$0	$0	$100,001–500,000

The chart below includes information relating to the portfolio managers listed in the Prospectuses, such as other accounts managed by them (registered investment companies and unregistered pooled investment vehicles), total assets in those accounts, and the dollar range of equity securities owned in each of the following Funds they manage, as of March 31, 2019 (except as otherwise noted).

TIAA-CREF Funds  ■  Statement of Additional Information     89

	Number of other accounts managed			Total assets in other accounts managed (millions)
Name of portfolio manager	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts	Dollar range of equity securities owned in Fund
Core Bond Fund
John Cerra	6	0	0	$29,360	$0	$0	$50,001–100,000
Joseph Higgins	3	1	0	$16,854	$56	$0	$100,001–500,000
Jason O’Brien*	3	0	40	$650	$0	$1,744	$0

Bond Index Fund
Lijun (Kevin) Chen	4	0	0	$652	$0	$0	$100,001–500,000
James Tsang	1	0	0	$491	$0	$0	$50,001–100,000

Core Plus Bond Fund
William Martin	1	0	0	$580	$0	$0	Over $1,000,000
John Cerra	6	0	0	$31,084	$0	$0	$100,001–500,000
Kevin Lorenz	2	0	0	$4,720	$0	$0	$100,001–500,000
Anupam Damani*	3	1	0	$1,068	$40	$0	$0

5–15 Year Laddered Tax-Exempt Bond Fund
Joel Levy	0	0	0	$0	$0	$0	$50,001–100,000
Tim Ryan*	7	0	6	$18,703	$0	$755	$0

Green Bond Fund
Stephen Liberatore	3	1	3	$17,050	$56	$342	$50,001–100,000
Jessica Zarzycki	1	0	0	$27	$0	$0	$0

High-Yield Fund
Kevin Lorenz	2	0	0	$4,864	$0	$0	Over $1,000,000
Jean Lin	0	0	0	$0	$0	$0	$100,001–500,000

Inflation-Linked Bond Fund
John Cerra	6	0	0	$32,282	$0	$0	$50,001–100,000
Nicholas Travaglino	2	0	0	$7,042	$0	$0	$10,001–50,000
Chad Kemper*	2	0	49	$723	$0	$831	$0

Short Duration Impact Bond Fund
Stephen Liberatore	3	1	3	$17,050	$56	$342	$50,001–100,000
Jessica Zarzycki	1	0	0	$27	$0	$0	$0

Short-Term Bond Fund
John Cerra	6	0	0	$33,512	$0	$0	$500,001–1,000,000
Richard Cheng	0	0	0	$0	$0	$0	$100,001–500,000
Peter Agrimson*	5	0	2	$1,497	$0	$31	$0

Short-Term Bond Index Fund
Lijun (Kevin) Chen	4	0	0	$11,510	$0	$0	$50,001–100,000
James Tsang	1	0	0	$11,349	$0	$0	$50,001–100,000

Core Impact Bond Fund
Stephen Liberatore	3	1	3	$13,893	$56	$342	$500,001–1,000,000
Joseph Higgins	3	1	0	$19,679	$56	$0	$0
Jessica Zarzycki*	2	0	0	$55	$0	$0	$0

Money Market Fund
Joseph Rolston	2	0	0	$9,920	$0	$0	$10,001–50,000

Real Estate Securities Fund
David Copp	1	0	0	$78	$0	$0	$500,001–1,000,000
Brendan Lee	1	0	0	$78	$0	$0	$100,001–500,000

* This information is as of May 31, 2019.

Potential conflicts of interest of Advisors and portfolio managers

Certain portfolio managers of the Funds also manage other registered investment companies or unregistered investment pools and investment accounts, including accounts for TIAA, its affiliated investment advisers, or other client or proprietary accounts (collectively, “Accounts”), which may raise potential conflicts of interest. Advisors and its affiliated investment advisers have put in place policies and procedures designed to mitigate any such conflicts. Additionally, TIAA or its affiliates may be involved in certain investment opportunities that have the effect of restricting or limiting Fund participation in such investment opportunities. Such conflicts and mitigating policies and procedures include the following:

TIAA. TIAA or its affiliates, including Nuveen, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to an Account’s investments and/or the internal policies of TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Advisors will not initiate or

90     Statement of Additional Information  ■  TIAA-CREF Funds

recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of TIAA or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by TIAA or its affiliates for the Funds and Accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Advisors, on behalf of the Funds or Accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Advisors, on behalf of the Funds or Accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Advisors, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

Conflicting Positions. Investment decisions made for the Funds may differ from, and may conflict with, investment decisions made by Advisors or any of its affiliated investment advisers for Accounts due to differences in investment objectives, investment strategies, account benchmarks, client risk profiles and other factors. As a result of such differences, if an Account were to sell a significant position in a security while a Fund maintained its position in that security, the market price of such security could decrease and adversely impact a Fund’s performance. In the case of a short sale, the selling Account would benefit from any decrease in price.

Conflicts may also arise in cases where one or more Funds or Accounts are invested in different parts of an issuer’s capital structure. For example, a Fund (or an Account) could acquire debt obligations of a company while an Account (or a Fund) acquires an equity investment in the same company. In negotiating the terms and conditions of any such investments, Advisors (or, in the case of an Account, an affiliated investment adviser) may find that the interests of the debt-holding Fund (or Account) and the equity-holding Account (or Fund) may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt-holding Funds (or Accounts) may be better served by a liquidation of an issuer in which they could be paid in full, while equity-holding Accounts (or Funds) might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be a Fund (or an Account). Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis pursuant to policies and procedures designed to mitigate any such conflicts. Any such discussions will factor in the interests of the relevant parties and applicable laws and regulations. Advisors may seek to avoid such conflicts, and, as a result, Advisors may choose not to make such investments on behalf of the Funds, which may adversely affect the Funds’ performance if similarly attractive opportunities are not available or identified.

Allocation of Investment Opportunities. Even where Accounts have similar investment mandates as a Fund, Advisors or its affiliated investment advisers may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more Accounts, but not for the Fund, or are appropriate for the Fund but in different amounts, terms or timing than is appropriate for an Account. As a result, the amount, terms or timing of an investment by a Fund may differ from, and performance may be lower than, investments and performance of an Account.

Aggregation and Allocation of Orders. Advisors and its affiliated investment advisers may aggregate orders of the Funds and Accounts, in each case consistent with the applicable adviser’s policy to seek best execution for all orders. Although aggregating orders is a common means of reducing transaction costs for participating Accounts and Funds, Advisors or its affiliated investment advisers may be perceived as causing one Fund or Account to participate in an aggregated transaction in order to increase Advisors’ or its affiliated investment advisers’ overall allocation of securities in that transaction or future transactions. Allocations of aggregated trades may also be perceived as creating an incentive for Advisors to disproportionately allocate securities expected to increase in value to certain Accounts at the expense of a Fund. In addition, a Fund may bear the risk of potentially higher transaction costs if aggregated trades are only partially filled or if orders are not aggregated at all.

Advisors and its affiliated investment advisers have adopted procedures designed to mitigate the foregoing conflicts of interest by treating each Fund and Account they advise fairly and equitably over time in the allocation of investment opportunities and the aggregation and allocation of orders. The procedures also are designed to mitigate conflicts in potentially inconsistent trading and provide guidelines for trading priority. Moreover, Advisors’ or its affiliated investment advisers’ trading activities are subject to supervisory review and compliance monitoring to help address and mitigate conflicts of interest and ensure that Funds and Accounts are being treated fairly and equitably over time.

For example, in allocating investment opportunities, a portfolio manager considers an Account’s or Fund’s investment objectives, investment restrictions, cash position, need for liquidity, sector concentration and other objective criteria. In addition, orders for the same single security are generally aggregated with other orders for the same single security received at the same time. If aggregated orders are fully executed, each participating Account or Fund is allocated its pro rata share on an

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average price and trading cost basis. In the event the order is only partially filled, each participating Account or Fund receives a pro rata share. Portfolio managers are also subject to restrictions on potentially inconsistent trading of single securities, although a portfolio manager may sell a single security short if the security is included in an account’s benchmark and the portfolio manager is underweight in that security relative to the applicable Account’s or Fund’s benchmark. Moreover, the procedures set forth guidelines under which trading for long sales of single securities over short sales of the same or closely related securities are monitored to ensure that the trades are treated fairly and equitably. Additionally, the Funds’ portfolio managers’ decisions for executing those trades are also monitored.

Advisors’ procedures also address basket trades (trades in a wide variety of securities—on average approximately 100 different issuers) used in quantitative strategies. However, basket trades are generally not aggregated or subject to the same types of restrictions on potentially inconsistent trading as single-security trades because basket trades are tailored to a particular index or model portfolio based on the risk profile of a particular Account or Fund pursuing a particular quantitative strategy. In addition, basket trades are not subject to the same monitoring as single-security trades because an automated and systematic process is used to execute trades; however, the Funds’ portfolio managers’ decisions for executing those trades are monitored.

Research. Advisors allocates brokerage commissions to brokers who provide execution and research services for the Funds and some or all of Advisors’ other clients. Such research services may not always be utilized in connection with the Funds or other client Accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Advisors is authorized to pay, on behalf of the Funds, higher brokerage fees than another broker might have charged in recognition of the value of brokerage or research services provided by the broker. Advisors has adopted procedures with respect to these so-called “soft dollar” arrangements, including the use of brokerage commissions to pay for brokers’ in-house and non-proprietary research, the process for allocating brokerage, and Advisors’ practices regarding the use of third-party soft dollars.

IPO Allocation. Advisors has adopted procedures designed to ensure that it allocates initial public offerings to the Funds and Advisors’ other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

Compensation. The compensation paid to Advisors for managing the Funds, as well as certain other clients, is based on a percentage of assets under management, whereas the compensation paid to Advisors for managing certain other clients is based on cost. However, no client currently pays Advisors a performance-based fee. Nevertheless, Advisors may be perceived as having an incentive to allocate securities that are expected to increase in value to accounts in which Advisors has a proprietary interest or to certain other accounts in which Advisors receives a larger asset-based fee.

About the Trust and the shares

The Trust was organized as a Delaware statutory trust on April 15, 1999. A copy of the Trust’s Certificate of Trust, dated April 15, 1999, as amended, is on file with the Office of the Secretary of State of the State of Delaware. As a Delaware statutory trust, the Trust’s operations are governed by its Declaration of Trust. Upon the initial purchase of shares of beneficial interest in the Funds, each shareholder agrees to be bound by the Declaration of Trust, as amended from time to time.

Class structure

The Trust offers six classes of shares (Institutional Class, Advisor Class, Premier Class, Retirement Class, Retail Class and Class W), which have the distribution and service fee arrangements described below. Each Fund may not offer all classes of shares.

Institutional Class Shares. Institutional Class shares of the Funds are only available for purchase by or through certain intermediaries affiliated with TIAA (“TIAA Intermediaries”) or other unaffiliated persons or intermediaries, such as state-sponsored tuition savings plans, or employer-sponsored employee benefit plans, who have entered into a contract or arrangement with a TIAA Intermediary that enables them to purchase shares of the Funds, or other affiliates of TIAA or other persons that the Trust may approve from time to time. Under certain circumstances, this class may be available through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA in connection with certain employee benefit plans (the “plan(s)”), such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA as Individual Retirement Accounts (“IRAs”). Minimum initial investment requirements will apply to certain investors in Institutional Class shares.

Shareholders investing through such plans may have to pay additional expenses related to the administration of such plans. All expenses or costs of distributing or promoting Institutional Class shares of the Funds are paid by Advisors or its affiliates.

Advisor Class Shares. Advisor Class shares of the Funds are offered primarily through certain financial intermediaries who have entered into a contract or arrangement with the Funds or their investment adviser or distributor that enables the financial intermediaries to purchase this class of shares, as well as through benefit plans and insurance company separate accounts. Subject to a shareholder servicing plan, the Funds may pay a financial intermediary for providing services to the Funds, including for sub-transfer agency, sub-accounting and administrative services.

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Premier Class Shares. Premier Class shares of the Funds are offered primarily through accounts established by or on behalf of employers, or the trustees of plans sponsored by or on behalf of employers, in connection with certain employee benefit plans, such as plans described in section 401(a) (including 401(k) and Keogh plans), 403(b) or 457 of the Code (collectively, “benefit plans”). Premier Class shares also may be available through custody accounts established by individuals as IRAs pursuant to section 408 of the Code. Additionally, Premier Class shares may be available through certain intermediaries who have entered into a contract or arrangement with the Funds or their investment adviser or distributor that enables the intermediaries to make available this class of shares. Premier Class shares are subject to a distribution (12b-1) plan pursuant to which they may compensate Nuveen Securities for distributing, promoting and/or servicing Premier Class shares at an annual rate of up to 0.15% of average daily net Premier Class assets.

Retirement Class Shares. Retirement Class shares of the Funds are offered primarily through benefit plans. Retirement Class shares also may be available through custody accounts sponsored or administered by TIAA that are established by individuals as IRAs pursuant to section 408 of the Code.

Additionally, Retirement Class shares may be available through certain intermediaries who have entered into a contract or arrangement with the Funds or their investment adviser or distributor that enables the intermediaries to purchase this class of shares. This class is subject to a service fee at an annual rate of up to 0.25% paid to Advisors for providing or arranging for the provision of certain administrative and shareholder services.

Retail Class Shares. Retail Class shares of the Funds are offered to many different types of investors, but are particularly aimed at individual investors. Minimum initial and subsequent investment requirements will apply to certain Retail Class investors, as well as a small account maintenance fee. Retail Class shares are subject to a distribution (12b-1) plan pursuant to which they may compensate Nuveen Securities and Nuveen Securities, in turn, may pay other entities for distributing, promoting and/or servicing Retail Class shares of the Funds at an annual rate of up to 0.25% of average daily net Retail Class assets.

Class W Shares. Class W shares are available for purchase directly from the Funds only by funds advised by Advisors or its affiliates or other clients or accounts of Advisors or its affiliates that are subject to a contractual fee for advisory, management or other similar or related services provided by Advisors or its affiliates. All expenses or costs of distributing or promoting Class W shares of the Funds are paid by Advisors or its affiliates.

Distribution (Rule 12b-1) plans

The Board of Trustees has adopted a distribution plan with respect to Retail Class shares and a distribution plan with respect to Premier Class shares offered by the Funds (collectively, the “Distribution Plans”) pursuant to Rule 12b-1 under the 1940 Act.

Under the Retail Class Distribution Plan (“Retail Compensation Plan”), each Fund compensates Nuveen Securities for certain services that Nuveen Securities provides in connection with the promotion, distribution and/or shareholder servicing of Retail Class shares.

Under the Premier Class Distribution Plan (the “Premier Class Distribution Plan”), each Fund compensates Nuveen Securities an annual amount for its promotion, distribution and/or shareholder servicing of Premier Class shares. A Fund may pay Nuveen Securities under the Premier Class Distribution Plan for services that include, but are not limited to, compensation of dealers and others for their various activities primarily intended to promote the sale of the Fund’s Premier Class shares, as well as for shareholder servicing expenses.

For the fiscal year ended October 31, 2019 for the following Funds, the table below reflects the net amount of 12b-1 fees paid by Retail Class shares of such Funds in existence during the period under the Retail Compensation Plan:

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Fund	Advertising (including any printing and mailing of prospectuses)	Compensation to underwriters	Compensation to broker-dealers	Compensation to sales personnel	Other (includes but is not limited to rent & occupancy, equipment, software and telephone)	Total 12b-1 expenses paid for the period ended October 31, 2019
Emerging Markets Equity Fund	$431	$—	$12,153	$6,318	$3,303	$22,205
Emerging Markets Equity Index Fund	694	—	19,550	10,163	5,311	35,718
Equity Index Fund	47,677	—	1,343,209	698,229	364,898	2,454,013
Growth & Income Fund	56,792	—	1,600,004	831,716	434,660	2,923,172
International Equity Fund	12,204	—	343,834	178,732	93,408	628,178
International Opportunities Fund	200	—	5,622	2,922	1,527	10,271
Large-Cap Growth Fund	46,977	—	1,323,488	687,977	359,541	2,417,983
Large-Cap Value Fund	6,459	—	181,969	94,592	49,434	332,454
Mid-Cap Growth Fund	9,521	—	268,237	139,435	72,869	490,062
Mid-Cap Value Fund	11,442	—	322,342	167,561	87,568	588,913
Quant International Small-Cap Equity Fund	42	—	1,212	630	329	2,213
Quant Small-Cap Equity Fund	5,608	—	157,988	82,126	42,919	288,641
Quant Small/Mid-Cap Equity Fund	270	—	7,619	3,961	2,070	13,920
Social Choice Equity Fund	21,659	—	610,164	317,176	165,757	1,114,756
Social Choice International Equity Fund	255	—	7,170	3,727	1,948	13,100
Social Choice Low Carbon Equity Fund	645	—	18,161	9,441	4,934	33,181
Emerging Markets Debt Fund	965	—	27,187	14,131	7,386	49,669
International Bond Fund	55	—	1,546	804	420	2,825

For the fiscal year ended March 31, 2019 for the following Funds, the table below reflects the net amount of 12b-1 fees paid by Retail Class shares of such Funds in existence during the period under the Retail Compensation Plan:

Fund	Advertising (including any printing and mailing of prospectuses)	Compensation to underwriters	Compensation to broker-dealers	Compensation to sales personnel	Other (includes but is not limited to rent & occupancy, equipment, software and telephone)	Total 12b-1 expenses paid for the period ended March 31, 2019
Core Bond Fund	$5,285	$—	$125,854	$80,802	$19,922	$231,863
Bond Index Fund	1,166	—	27,758	17,822	4,395	51,141
Core Plus Bond Fund	14,538	—	346,223	222,286	54,804	637,851
5–15 Year Laddered Tax-Exempt Bond Fund	14,851	—	353,671	227,068	55,983	651,573
Green Bond Fund	24	—	564	362	89	1,039
High-Yield Fund	22,621	—	538,726	345,879	85,275	992,501
Inflation-Linked Bond Fund	6,004	—	142,974	91,794	22,631	263,403
Short Duration Impact Bond Fund	22	—	531	340	84	977
Short-Term Bond Fund	6,608	—	157,376	101,041	24,911	289,936
Short-Term Bond Index Fund	127	—	3,030	1,945	480	5,582
Core Impact Bond Fund	9,546	—	227,337	145,957	35,985	418,825
Money Market Fund	17,206	—	409,749	263,071	64,859	754,885
Real Estate Securities Fund	13,366	—	318,308	204,364	50,385	586,423

Payments by a Fund under the Retail Compensation Plan are calculated daily and paid monthly at the annual rate of 0.25% of the average daily net assets for the Retail Class of the Fund.

Payments by a Fund under the Premier Class Distribution Plan are calculated daily and paid monthly at the annual rate of 0.15% of the average daily net assets of the Premier Class of the Fund. For the fiscal year ended October 31, 2019 (except as otherwise noted) for the following Funds, the table below reflects the net amount of 12b-1 fees paid by Premier Class shares of each such Fund in existence during the period under the Premier Class Distribution Plan:

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Fund	Advertising (including any printing and mailing of prospectuses)	Compensation to underwriters	Compensation to broker-dealers	Compensation to sales personnel	Other (includes but is not limited to rent & occupancy, equipment, software and telephone)	Total 12b-1 expenses paid for the period ended October 31, 2019
Emerging Markets Equity Fund	$—	$—	$13,358	$—	$—	$13,358
Emerging Markets Equity Index Fund	—	—	38,564	—	—	38,564
Equity Index Fund	—	—	103,827	—	—	103,827
Growth & Income Fund	—	—	170,433	—	—	170,433
International Equity Fund	—	—	225,184	—	—	225,184
International Equity Index Fund	—	—	369,270	—	—	369,270
International Opportunities Fund	—	—	2,138	—	—	2,138
Large-Cap Growth Fund	—	—	30,296	—	—	30,296
Large-Cap Value Fund	—	—	263,135	—	—	263,135
Mid-Cap Growth Fund	—	—	98,527	—	—	98,527
Mid-Cap Value Fund	—	—	260,552	—	—	260,552
Quant International Small-Cap Equity Fund	—	—	110	—	—	110
Quant Small-Cap Equity Fund	—	—	205,700	—	—	205,700
Quant Small/Mid-Cap Equity Fund	—	—	1,230	—	—	1,230
Social Choice Equity Fund	—	—	157,989	—	—	157,989
Social Choice International Equity Fund	—	—	1,536	—	—	1,536
Social Choice Low Carbon Equity Fund	—	—	2,585	—	—	2,585
Emerging Markets Debt Fund	—	—	1,398	—	—	1,398
International Bond Fund	—	—	155	—	—	155

For the fiscal year ended March 31, 2019 for the following Funds, the table below reflects the net amount of 12b-1 fees paid by Premier Class shares of each such Fund in existence during the period under the Premier Class Distribution Plan:

Fund	Advertising (including any printing and mailing of prospectuses)	Compensation to underwriters	Compensation to broker-dealers	Compensation to sales personnel	Other (includes but is not limited to rent & occupancy, equipment, software and telephone)	Total 12b-1 expenses paid for the period ended March 31, 2019
Core Bond Fund	$—	$—	$21,762	$—	$—	$21,762
Bond Index Fund	—	—	43,261	—	—	43,261
Core Plus Bond Fund	—	—	16,192	—	—	16,192
Green Bond Fund	—	—	562	—	—	562
High-Yield Fund	—	—	55,428	—	—	55,428
Inflation-Linked Bond Fund	—	—	5,897	—	—	5,897
Short Duration Impact Bond Fund	—	—	555	—	—	555
Short-Term Bond Fund	—	—	12,415	—	—	12,415
Short-Term Bond Index Fund	—	—	967	—	—	967
Core Impact Bond Fund	—	—	49,840	—	—	49,840
Money Market Fund	—	—	39,898	—	—	39,898
Real Estate Securities Fund	—	—	104,056	—	—	104,056

Amounts paid to Nuveen Securities by any class of shares of a Fund will not be used to pay the expenses incurred with respect to any other class of shares of that Fund. From time to time, a Fund may participate in joint distribution activities with other mutual funds and the costs of those activities that are not otherwise directly attributable to a particular Fund will be borne by each Fund in proportion to the relative NAVs of the participating Funds.

The Distribution Plans have been approved by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect interest in the financial operation of either Distribution Plan (the “Independent Trustees”), by votes cast in person at a meeting called for the purpose of voting on such Distribution Plans. In adopting the Distribution Plans, the Trustees concluded that the Distribution Plans would benefit the Premier Class or Retail Class shareholders of each Fund, as applicable.

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One of the potential benefits of the Distribution Plans is that payments to Nuveen Securities (and from Nuveen Securities to other intermediaries) could lead to increased sales and reduced redemptions, which could assist a Fund in achieving scale and could contribute to the Fund’s longer-term viability. Furthermore, the investment management of a Fund could be enhanced, as net inflows of cash from new sales might enable its portfolio management team to take advantage of attractive investment opportunities, and reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

Pursuant to the Distribution Plans, at least quarterly, Nuveen Securities provides the Board with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made.

Each Distribution Plan provides that it continues in effect only as long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each Distribution Plan provides that it may be terminated without penalty with respect to any Fund at any time: (a) by a vote of a majority of the Independent Trustees; or (b) by a vote of a majority of the votes attributable to the Premier Class shares or Retail Class shares of that Fund, as applicable. Each Distribution Plan further provides that it may not be amended to increase materially the maximum amount of fees specified therein with respect to a Fund without the approval of a majority of the votes attributable to such Fund’s Premier Class or Retail Class shares, as applicable. In addition, the Distribution Plans provide that no material amendment to the Plans will, in any event, be effective unless it is approved by a majority of both the Trustees and the Independent Trustees with respect to the applicable Fund or Class. The Premier Class and Retail Class shareholders of each Fund have exclusive voting rights with respect to issues arising out of the application of their respective Distribution Plans.

Fund payments to financial intermediaries

Financial intermediaries may have omnibus accounts and similar arrangements with a Fund and may be paid for providing shareholder servicing, sub-transfer agency, networking, recordkeeping and other administrative services to the Advisor Class. Such payments may be made directly or indirectly by the Funds or by Advisors and its affiliates out of Fund assets. Such payments may also be made by Advisors or its affiliates out of their own assets that are separate from those of the Funds’, as described in the section below. Such shareholder servicing, sub-transfer agency, networking, recordkeeping and other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semiannual reports and shareholder notices and other required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals, automated investment plans and shareholder account registrations. Payment for these services is made pursuant to a Shareholder Servicing Plan (“Servicing Plan”) that has been approved by the Board of Trustees and adopted by the Funds. The Servicing Plan outlines the types of services to be provided to the Funds by financial intermediaries and provides the maximum rates that the Funds may pay such financial intermediaries, which are generally based on: (1) an annual percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary; or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial and may vary significantly among intermediaries but will be limited by Advisors’ agreement to reimburse each Fund for total Advisor Class expenses that exceed certain specified amounts.

Additional payments to financial intermediaries and other payments

Nuveen Securities, Advisors or their affiliates make additional payments out of their own assets to selected financial intermediaries (commonly referred to as “revenue sharing”). The services for which these payments are made include promoting the sale of Fund shares, maintaining share balances and/or sub-accounting, administration and shareholder servicing.

The amounts of these payments could be significant and may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Funds to its customers. The financial intermediary may elevate the prominence or profile of the Funds within the financial intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting preferential or enhanced opportunities to promote the Funds in various ways within the financial intermediary’s organization. These payments are made pursuant to negotiated agreements with financial intermediaries. The categories of payments described below are not mutually exclusive, and a single financial intermediary may receive payments under all categories. Further, representatives of Nuveen Securities and its affiliates receive additional compensation related to the Funds. With respect to Institutional Class shares, effective August 1, 2019, Nuveen Securities, Advisors or their affiliates may continue to make revenue sharing payments pursuant to existing arrangements with financial intermediaries, but will not enter into new arrangements to make revenue sharing payments with new third-party financial intermediaries.

These payments do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, these payments are not reflected in the fees and expenses listed in the fee table sections of the Funds’ Prospectuses and described above because they are not paid by the Funds. Advisors, Nuveen Securities or their affiliates may revise their policies with respect to revenue sharing payments at any time without prior notice.

96     Statement of Additional Information  ■  TIAA-CREF Funds

Distribution-related payments

Nuveen Securities, Advisors or their affiliates make payments to selected financial intermediaries as compensation for services such as providing the Funds with “shelf space” or a higher profile for the intermediary’s personnel or their customers, placing the Funds on the intermediary’s preferred or recommended fund list, granting access to sales meetings, sales representatives and management representatives of the intermediary, providing assistance in training and educating the intermediary’s personnel on the Funds, and furnishing marketing support and other services.

Nuveen Securities, Advisors or their affiliates compensate financial intermediaries differently depending upon, among other factors, the number or value of Fund shares that the intermediary sells or may sell, the value of the assets invested in the Funds by the intermediary’s customers, redemption rates, ability to attract and retain assets, reputation in the industry and the level and/or type of marketing assistance and educational activities provided by the intermediary. Such payments are generally asset-based but also may include the payment of a lump sum.

Servicing payments

Nuveen Securities, Advisors or their affiliates make payments to selected financial intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the Funds or that make Fund shares available through employee benefit plans or fee-based advisory programs to compensate them for the variety of services they provide.

Services for which a financial intermediary receives servicing payments typically include recordkeeping, reporting, or transaction processing, but may also include services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. A financial intermediary may perform the services itself or arrange with a third party to perform such services.

Servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the financial intermediary and are generally asset-based.

Other payments to financial intermediaries

Nuveen Securities, Advisors or their affiliates, at their expense, provide other compensation to financial intermediaries that sell or arrange for the sale of shares of the Funds, which may be in addition to the distribution-related and servicing payments described above. For example, Nuveen Securities, Advisors or their affiliates may: (i) compensate financial intermediaries for National Securities Clearing Corporation (NSCC) networking system services (e.g., shareholder communication, account statements, trade confirmations, and tax reporting) on an asset-based or per account basis; (ii) compensate intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in Fund shares) of up to $25 per purchase or exchange order, operational charges (e.g., fees that an intermediary charges for establishing a Fund on its trading system), and literature printing and/or distribution costs; (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; and (v) provide payments to broker-dealers to help defray their technology or infrastructure costs.

Nuveen Securities, Advisors or their affiliates pay selected financial intermediaries for enabling Nuveen Securities, Advisors or their affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other intermediary employees, client and investor events and other intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments vary depending upon the financial intermediary and the nature of the event. Nuveen Securities, Advisors or their affiliates make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.

Nuveen Securities, Advisors or their affiliates occasionally sponsor due diligence meetings for financial intermediaries’ registered representatives during which the registered representatives receive updates on various Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in the Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by Nuveen Securities, Advisors or their affiliates.

Compensation to Nuveen Securities’ representatives

Representatives of Nuveen Securities and its affiliates receive additional compensation from Nuveen Securities, Advisors or their affiliates if certain targets are met for sales of one or more Funds and other subjective factors. Such compensation varies by Fund, by distribution channel and by affiliate.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their financial intermediary for information about any payments it receives from Nuveen Securities, Advisors or their affiliates and the services it provides for those payments.

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Investors may wish to take financial intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Indemnification of shareholders

Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (“DSTA”) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that the Trust has been organized under the DSTA and that the Declaration of Trust is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case shareholders of the Trust could possibly be subject to personal liability.

To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (ii) provides for the indemnification out of property of the Trust of any shareholders held personally liable for any obligations of the Trust or any series thereof, and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond their investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of DSTA, the nature of the Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder of a series of the Trust is remote.

Indemnification of Trustees

The Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Limitation of Fund liability

All persons dealing with a Fund must look solely to the property of that particular Fund for the enforcement of any claims against that Fund, as neither the Trustees, officers, agents nor shareholders assume any personal liability for obligations entered into on behalf of a Fund or the Trust. No Fund is liable for the obligations of any other Fund.

Shareholder meetings and voting rights

Under the Declaration of Trust, the Trust is not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust, although the Trust may do so periodically. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than 50% of the Trustees holding office were elected by the shareholders of the Trust. The Trust may also hold special meetings to change fundamental policies, approve a management agreement, or for other purposes. The Funds will mail proxy materials to shareholders for these meetings, and the Trust encourages shareholders who cannot attend to vote by proxy.

Shares of the Trust do not entitle their holders to cumulative voting rights, so that the holders of more than 50% of the NAV represented by the outstanding shares of the Trust may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. Shareholders are entitled to one vote for each dollar of NAV they own, so that the number of votes a shareholder has is determined by multiplying the number of shares of each Fund held times the NAV per share of the applicable Fund.

Shares

The Trust is authorized to issue an unlimited number of shares of beneficial interest in the Funds. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the Fund’s investment portfolios.

Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

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Notice to non-U.S. individual shareholders

Shares of the Trust are only registered for public offer and sale in the United States of America. Regulations outside of the United States may restrict the sale of shares of the Trust to certain non-U.S. residents or subject certain shareholder accounts to additional regulatory requirements. As a result, the Funds restrict the sale of shares to include only U.S. residents. If a current shareholder in a Fund provides a non-U.S. address, this will be deemed a representation from such investor that he/she is not a U.S. resident and will continue to be a non-U.S. resident unless and until the Fund is notified of a change in the investor’s resident status. Any current shareholder that has a resident address outside of the United States may be restricted from purchasing additional shares of the Trust.

Additional Funds or classes

Pursuant to the Declaration of Trust, the Trustees may establish additional Funds (technically, “series” of shares) or “classes” of shares in the Trust without shareholder approval. The Trustees have established other series of the Trust, known as the “Lifecycle Funds,” “Lifecycle Index Funds,” “Lifestyle Funds” and “Managed Allocation Fund,” which are addressed in separate prospectuses and a separate statement of additional information. The establishment of additional Funds or classes does not affect the interests of current shareholders in the existing Funds or their classes.

Dividends and distributions

Each share of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust as a whole or any individual Fund, shares of the affected Fund are entitled to receive their proportionate share of the assets that are attributable to such shares and which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and nonassessable.

Pricing of shares

The share price of each Fund is determined based on the Fund’s NAV. The assets of each Fund are valued as of the close of each valuation day in the following manner:

Investments for which market quotations are readily available

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

Equity securities

Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (generally 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. For securities traded on NASDAQ, the official closing price quoted by NASDAQ for that security is used. Equity securities that are traded on neither a national securities exchange nor on NASDAQ are valued at the last sale price at the close of business on the New York Stock Exchange (“NYSE”), NYSE Arca Equities or NYSE American (collectively, the “NYSE Exchanges”) (normally 4:00 p.m. Eastern Time or such earlier time that is the latest close of a regular (or core) trading session of any of the NYSE Exchanges), if a last sale price is available, or otherwise at the mean of the closing bid and ask prices. Such an equity security may also be valued at fair value as determined in good faith using procedures approved by the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time a Fund’s NAV is calculated.

Foreign investments

Investments traded on a foreign exchange or in foreign markets are valued at the last sale price or official closing price reported on the local exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the Fund for purposes of calculating the NAV. Because events affecting the value of foreign investments occur between the time their share price is determined and the time when a Fund’s NAV is calculated, such investments will be valued at fair value as determined in good faith using procedures approved by the Board of Trustees. For these securities, the Fund uses a fair value pricing service approved by the Board of Trustees. This pricing service employs quantitative models to value foreign equity securities in order to adjust for stale pricing, which occurs between the close of certain foreign exchanges and the close of the NYSE Exchanges. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may

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cause the NAV of the Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded.

Debt securities

Debt securities for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be derived utilizing an independent pricing service except when it is believed that the prices do not accurately reflect the security’s fair value.

Values for debt securities, including money market instruments (other than those in the Money Market Fund), may also be derived from a pricing matrix that has various types of debt securities along one axis and various maturities along the other.

All debt securities may also be valued at fair value as determined in good faith using procedures approved by the Board of Trustees. The use of a price derived from a pricing matrix is a method of fair value pricing.

Special valuation procedures for the Money Market Fund

For the Money Market Fund, all of its assets are valued on the basis of amortized cost in an effort to maintain a constant NAV per share of $1.00. The Board has determined that such valuation is in the best interests of the Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund that uses available market quotations to value all of its securities.

The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund’s investment objective, to stabilize the NAV per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the NAV per share calculated by using available market quotations deviates by more than ¼ of one percent from $1.00 per share. In the event such deviation should exceed ¼ of one percent, the Board of Trustees will promptly consider initiating corrective action. If the Board of Trustees believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the Fund; (3) withholding or reducing dividends; or (4) utilizing an NAV per share determined from available market quotations. Even if these steps were taken, the Money Market Fund’s NAV might still decline.

Options and futures

Portfolio investments underlying options are valued as described above. Stock options written by a Fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of a Fund’s net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when a Fund writes a call option, the amount of the premium is included in the Fund’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale are increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from a Fund’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

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Investments for which market quotations are not readily available

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith using procedures approved by the Board of Trustees. For more information about the Funds’ fair value pricing procedures, see “Calculating share price” in the Prospectuses.

Tax status

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

This discussion does not address all aspects of taxation (including state, local and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-deferred retirement plans, financial institutions, broker-dealers, foreign corporations and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws. This summary is based on the Code, the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis.

YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Qualification as regulated investment company

Each Fund is treated as a separate taxpayer for federal income tax purposes. Each Fund has elected or will elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Code and intends to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders an amount at least equal to the sum of 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which the Trust intends each Fund to do, then under the provisions of Subchapter M of the Code the Fund should have little or no liability for federal income taxes. In particular, a Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

A Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (b) net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities that, with respect to any one issuer, do not represent more than 5% of the value of the total assets of the Fund or more than 10% of the outstanding voting securities of such issuer; or more than 10% of a PTP’s equity securities and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or business, or the securities of one or more PTPs.

If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income would be subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders would generally constitute ordinary income (including dividends derived from interest on tax-exempt obligations) to the extent of such Fund’s available earnings and profits.

Equalization accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the

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Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

Distributions to avoid federal excise tax

A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of:

1. 98% of its ordinary taxable income for the year;

2. 98.2% of its capital gain net income for the twelve months ended on October 31 of that calendar year; and

3. any ordinary income or net capital gain income not distributed or taxed for prior years (the “excise tax avoidance requirements”). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. Therefore, in order to avoid the federal excise tax, each Fund must make (and the Trust intends that each will make) the foregoing distributions.

Capital loss carryforwards

As of October 31, 2019, the following Funds have capital loss “carryforwards” as indicated below. To the extent provided in the Code and regulations thereunder, a Fund may carry forward such capital losses to offset realized capital gains in future years. To the extent that these losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Fund	Short-term	Long-term	Total
Emerging Markets Equity Fund	$18,895,755	$—	$18,895,755

Emerging Markets Equity Index Fund	40,427,661	146,116,194	186,543,855

International Equity Fund	155,912,112	117,416,163	273,328,275

International Equity Index Fund	94,861,502	160,576,234	255,437,736

International Opportunities Fund	65,857,536	—	65,857,536

Large-Cap Value Fund	27,771,492	—	27,771,492

Quant International Equity Fund	111,331,281	6,012,770	117,344,051

Quant International Small-Cap Equity Fund	70,392,399	50,466,540	120,858,939

Social Choice International Equity Fund	727,548	317,077	1,044,625

Emerging Markets Debt Fund	—	1,825,042	1,825,042

As of March 31, 2019 (except as otherwise noted), the following Funds have capital loss “carryforwards” as indicated below. To the extent provided in the Code and regulations thereunder, a Fund may carry forward such capital losses to offset realized capital gains in future years. To the extent that these losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Fund	Short-term	Long-term	Total
Core Bond Fund	$40,065,741	$18,692,244	$58,757,985

Bond Index Fund	7,881,860	30,145,749	38,027,609

Core Plus Bond Fund	43,159,193	19,509,740	62,668,933

High-Yield Fund	25,866,904	108,651,805	134,518,709

Inflation-Linked Bond Fund	1,124,423	2,796,011	3,920,434

Short-Term Bond Fund	3,829,046	4,891,349	8,720,395

Short-Term Bond Index Fund	1,410,750	1,381,815	2,792,565

Core Impact Bond Fund	6,705,949	4,606,964	11,312,913

Money Market Fund	667	—	667

Investments in foreign securities

Investment income received from sources within foreign countries, or capital gains earned by a Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund’s assets to be invested within various countries is not now known. The Funds intend to operate so as to qualify for applicable treaty-reduced rates of tax.

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If a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, then the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes that can be treated as income taxes under U.S. income tax principles) as paid by its shareholders. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which such an election is made, the Fund will report to shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit. Certain limitations based on the unique tax situation of a shareholder may apply to limit the extent to which the credit or the deduction for foreign taxes may be claimed by such shareholder.

If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future U.S. Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

Investments with original issue discount

Each Fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Options, futures, and swaps

A Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification as a regulated investment company, each Fund seeks to monitor its transactions, seeks to make the appropriate tax elections and seeks to make the appropriate entries in its books and records when it acquires any option, futures contract or hedged investment.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions. Among other things, there is uncertainty concerning when income or loss is recognized for tax purposes and whether such income or loss is capital or ordinary. In addition, the application of the diversification tests described above with respect to such instruments is uncertain. As a result, any Fund investing in these instruments may limit and/or manage its holdings of these instruments in order to avoid disqualification of the Fund as a regulated investment company and to minimize the potential negative tax consequences to the Fund from a successful challenge by the IRS with respect to the Fund’s treatment of these instruments.

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Shareholder taxation

The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI.

Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state, local and foreign taxes. Shareholders should consult their own tax advisors as to the federal, state, local or foreign tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

Distributions

Distributions of a Fund’s investment company taxable income are taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Any distribution of a Fund’s net capital gain properly designated by a Fund as “capital gain dividends” is taxable to a shareholder as long-term capital gain regardless of a shareholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in a Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash.

At a Fund’s option, it may retain some or all of its net capital gain for a tax year, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder’s cost basis for his, her or its shares. Since the Funds expect to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gains. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gains should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his, her or its behalf. In the event the Funds choose this option, they must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

Any dividend declared by a Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

Buying a dividend

An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his, her or its shares. In addition, an investor should be aware that, at the time the investor purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the NAV of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Qualified dividend income

Individual shareholders may be eligible to treat a portion of a Fund’s ordinary income dividends as “qualified dividend income” that is subject to tax at the same reduced maximum rates applicable to long-term capital gains. Corporations are not eligible for the reduced maximum rates on qualified dividend income. The Fund must designate the portion of its distributions that is eligible to be treated as qualified dividend income in a written notice within 60 days of the close of the relevant taxable year. In general, the maximum amount of distributions by a Fund that may be designated as qualified dividend income for that taxable year is the total amount of qualified dividend income received by that Fund during such year. If the qualified dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain)

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in any taxable year, all of the ordinary income dividends paid by the Fund will be qualified dividend income. In order to constitute qualified dividend income to the Fund, a dividend must be received from a U.S. domestic corporation (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) or a qualified foreign corporation. In addition, the dividend must be paid in respect of the stock that has been held by the Fund, for federal income tax purposes, for at least 61 days during the 121-day period that begins 60 days before the stock becomes ex-dividend. In order to be eligible to treat a dividend from a Fund as qualified dividend income, individual shareholders must also meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. Little, if any, of the ordinary dividends paid by the Fixed-Income Funds (including the Money Market Fund) or Real Estate Securities Fund are expected to constitute qualified dividend income.

Dividends-received deduction

A Fund’s ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends-received deduction to the extent that the Fund has received qualifying dividend income during the taxable year. Capital gain dividends distributed by the Fund are not eligible for the dividends-received deduction. In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Fund, for federal income tax purposes, for at least 46 days during the 91-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 181-day period that begins 90 days before the stock becomes ex-dividend). The Fund must also designate the portion of any distribution that is eligible for the dividends-received deduction in a written notice within 60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends-received deduction with respect to distributions from a Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. If a corporation borrows to acquire shares of a Fund, it may be denied a portion of the dividends-received deduction it would otherwise be eligible to claim. The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax advisor regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

Qualified REIT dividends

Under recent tax legislation, individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to the receipt of domestic qualified business income from REIT investments (“qualified REIT dividends”). The IRS has recently issued proposed regulations permitting regulated investment companies, such as the Funds, to pass through to their shareholders qualified REIT dividends received from REIT investments that are eligible for the 20% deduction. Shareholders should consult their tax advisors about their eligibility to claim the 20% deduction for any qualified REIT dividends reported by a Fund.

Gains and losses on redemptions

A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his, her or its shares. The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his, her or its shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year at the time of such sale or redemption; otherwise, it generally will be classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss. In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his, her or its shares within 90 days of purchase and subsequently acquires shares of another Fund of the Trust on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the Prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his, her or its basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

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Each Fund is required to report to the IRS and furnish to certain Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, “first-in, first-out” (“FIFO”), or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for a shareholder’s first sale of the Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

For shares you sell that were purchased prior to January 1, 2012, you will be sent a statement showing how many shares you sold and at what price. However, the statement will not include cost basis information and will not be furnished to the IRS. You or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

Deduction of capital losses

Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Reports to shareholders

The Funds send to each of their shareholders, as promptly as possible after the end of each calendar year, a notice detailing on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income (including any portion eligible to be treated as qualified dividend income or to be deducted pursuant to the dividends-received deduction) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the IRS.

Backup withholding

The Funds may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions payable to: (1) any shareholder who fails to furnish a Fund with a correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding and (2) any shareholder with respect to whom the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The backup withholding is not an additional tax and may be returned or credited against a taxpayer’s regular federal income tax liability if appropriate information is provided to the IRS.

Shares held in certain custody accounts

Shares held in custody accounts as permitted by Code Sections 403(b)(7) and 408 (IRAs) are subject to special tax treatment. The federal income tax on earnings in such accounts is deferred, and there are restrictions on the amounts that can be distributed from such accounts without adverse federal income tax consequences for investors in such accounts. Distributions from such accounts may be subject to taxation as ordinary income in the year distributed and investors in such accounts may have to pay a penalty tax for certain distributions.

Shareholders invested through such accounts should consult their tax advisor or TIAA for more information.

Treatment of 5–15 Year Laddered Tax-Exempt Bond Fund

The 5–15 Year Laddered Tax-Exempt Bond Fund expects to qualify to pay “exempt-interest dividends” which may be treated by shareholders as items of interest that are exempt from regular federal income tax. (Distributions derived from net long-term capital gains of the 5–15 Year Laddered Tax-Exempt Bond Fund will ordinarily be taxable to shareholders as long-term capital gains, and any distributions derived from taxable interest income, net short-term capital gains and certain net realized foreign exchange gains will be taxable to shareholders as ordinary income.) The recipient of exempt-interest dividends is required to report such income on their federal income tax returns, but if a shareholder borrows funds to purchase or carry shares of the 5–15 Year Laddered Tax-Exempt Bond Fund, interest paid on such debt is not deductible. In addition, exempt-interest dividends will be taken into account in determining the extent to which a shareholder’s Social Security or certain railroad retirement benefits are taxable. Any losses realized by shareholders who dispose of shares of the 5–15 Year Laddered Tax-Exempt Bond Fund with a tax holding period of six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares.

106     Statement of Additional Information  ■  TIAA-CREF Funds

The 5–15 Year Laddered Tax-Exempt Bond Fund may invest a portion of its assets in private activity bonds, the interest from which (including the Fund’s distributions attributable to such interest) may be a preference item for purposes of federal alternative minimum tax (AMT), both individual and corporate. Income from securities that is a preference item is included in the computation of the AMT and, in the case of corporations, all exempt-interest income, whether or not attributable to private activity bond interest, may increase a corporate shareholder’s liability, if any, for AMT.

Shareholders who have not held shares of the 5–15 Year Laddered Tax-Exempt Bond Fund for such Fund’s full taxable year may have designated as tax-exempt interest or as a tax-preference item a percentage distribution which is not equal to the actual amount of tax-exempt income or tax-preference income earned by the Fund during the period of their investment.

A portion of the dividends to shareholders from the 5–15 Year Laddered Tax-Exempt Bond Fund may be exempt from state and local taxes. Income from investments in the shareholder’s state of residence is generally tax-exempt. The 5–15 Year Laddered Tax-Exempt Bond Fund will direct the Transfer Agent to send shareholders a breakdown of income from each state in order to aid them in preparing tax returns.

Brokerage allocation

Advisors is responsible for decisions to buy and sell securities for the Funds as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution. In evaluating best execution for transactions, Advisors considers a number of factors, including, without limitation, the following: best price; the nature of the security being traded; the nature and character of the markets for the security to be purchased or sold; the likely market impact of the transaction based on the nature of the transaction; the skill of the executing broker; the liquidity being provided by the broker; the broker-dealer’s settlement and clearance capability; the reputation and financial condition of the broker-dealer; the costs of processing information; the nature of price discovery in different markets; and the laws and regulations governing investment advisers. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of one or more Funds, its personnel may, consistent with its fiduciary obligations, decide either to buy or to sell a particular security for the Fund(s) at the same time as for other funds that it may be managing, or that may be managed by its affiliate, Investment Management, another investment adviser subsidiary of TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Transactions on equity exchanges, commodities markets and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. Transactions in foreign investments also have negotiated commission rates and they are for the most part the same for all brokers in a particular country with a few exceptions. Trades are regularly monitored for best execution purposes by the equity trading desk.

Advisors’ fixed-income traders select the broker-dealers (sell-side) with whom they do business independent of any research, strategy pieces or trade recommendations provided to Advisors. The vast majority of institutional fixed-income trading is conducted over-the-counter rather than on exchanges, with set prices plus commissions. Fixed-income trading is based on the risk-taking practice of market making by sell-side firms, which attempt to capture the bid/ask spread on trades where capital is committed (principal model) or on a pre-negotiated spread concession for riskless principal trades (agency model).

The fixed-income marketplace does not use a voting system to rate broker-dealers with the intent of using those rankings to direct or allocate trades. The directive to Advisors’ fixed-income traders, and the conventional trading construct within the fixed-income market, is based on the practice of fiduciary efforts to achieve best execution. The research, credit opinions and relative value trade recommendations provided by Advisors’ sell-side counterparts are evaluated, but there is no direct linkage between that evaluation and Advisors’ selection of a particular broker-dealer for trade execution. When selecting a broker, the traders follow established trading protocols for data aggregation, price discovery, inventory mining and information protection and conduct an assessment of counterparty performance. The protocol incorporates Advisors’ knowledge of and experience with select broker-dealers with respect to providing liquidity, namely the highest bid price or lowest offer price for a particular security.

Every broker is formally approved by the Equity or Fixed-Income Best Execution Committee, as appropriate, which is comprised of representatives from trading, portfolio management, compliance and law. Risk management also reviews the creditworthiness of all brokers.

Consistent with best execution, Advisors may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. With respect to equity securities, Advisors has adopted a policy embodying the concepts of Section 28(e) under the Securities Exchange Act of 1934, which provides a safe harbor allowing an investment adviser to cause a client to pay a higher commission to a broker that also provides research services than the commission another broker would charge (generally referred to as the use of “soft dollars”). To utilize soft dollars, the adviser must determine in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and that, over time, each client paying soft dollars receives some benefit from the research obtained through the use of soft dollars. An adviser may make such a determination based upon either the particular

TIAA-CREF Funds  ■  Statement of Additional Information     107

transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Therefore, specific research may not necessarily benefit all accounts paying commissions to such broker. Research obtained through soft dollars may be developed by the broker or a third party, where the obligation to pay is between the broker and the third party. In such cases the research will be paid for through a Commission Sharing Arrangement (CSA) or similar arrangement.

With respect to the Funds, Advisors may only use soft dollars to pay for research with intellectual content. Such research includes, but is not limited to, investment or market-related reports (including analyses and reports that relate to issuers, industries, securities, economic factors and trends, and portfolio strategies), access to investment or market-related conferences, meetings with company management, access to a broker’s research staff and the use of investment or market-related consulting services. It does not include market data services or trading software or tools.

Fixed-income trades on behalf of the Funds may not be allocated in order to generate soft dollar credits, but, at times, a broker may send Advisors unsolicited proprietary research that may be based, in part, on fixed-income trading volume directed to that broker. Similarly, trades on behalf of the Funds that follow an index or quantitative strategy, or execution-only trades, may not generate soft dollars, but, at times, a broker may send Advisors unsolicited proprietary research that is based, in part, on such trades.

The Board and Advisors have agreed that Advisors will compensate each Fund for a percentage of its soft dollar costs. This percentage may only be changed with Board approval. Each Fund pays for a portion of the total amount of soft dollars utilized by the TIAA-CREF Fund Complex based upon a formula that takes into account its relative assets under management. Previously, the Funds were compensated by Advisors to the extent their soft dollar costs exceeded certain maximum amounts set by the Board and Advisors. Additionally, Advisors will report to the Board, or a designated Committee of the Board, at least annually regarding soft dollar usage by the Funds, including soft dollars attributable to each Fund.

Research or services obtained for one Fund may be used by Advisors in managing other Funds and other investment company clients and advisory clients of Advisors. Research or services obtained for the Trust also may be used by Advisors’ affiliated investment advisers, including Investment Management, in managing their advisory clients.

For the Funds that utilized soft dollars during the fiscal year ended October 31, 2019, the table below shows the total amount of soft dollars paid by each Fund in dollars and in basis points for that year (excluding any amounts compensated by Advisors).

Fund	Soft dollars paid	Soft dollars as a percent of average net assets
Emerging Markets Equity Fund	$285,113	0.02%

Growth & Income Fund	912,518	0.01

International Equity Fund	972,216	0.02

International Opportunities Fund	304,090	0.02

Large-Cap Growth Fund	781,001	0.01

Large-Cap Value Fund	708,913	0.01

Mid-Cap Growth Fund	197,854	0.01

Mid-Cap Value Fund	518,613	0.02

The table below shows the aggregate amount of brokerage commissions paid by the following actively managed equity Funds to firms that provided research services during the fiscal period ended March 31, 2019 (except as otherwise noted). Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.

Fund	Soft dollars paid	Soft dollars as a percent of average net assets
Real Estate Securities Fund	$376,220	0.02%

The aggregate amount of brokerage commissions paid by the following Funds for the prior fiscal years ended October 31, 2019, October 31, 2018 and October 31, 2017, was as follows:

108     Statement of Additional Information  ■  TIAA-CREF Funds

Fund	October 31, 2019	October 31, 2018	October 31, 2017
Emerging Markets Equity Fund	$4,484,979	$3,967,483	$4,313,970

Emerging Markets Equity Index Fund	796,510	371,000	245,860

Equity Index Fund	312,897	242,446	232,041

Growth & Income Fund	4,156,785	4,498,375	5,191,745

International Equity Fund	6,375,119	5,236,437	7,777,991

International Equity Index Fund	766,497	381,296	674,109

International Opportunities Fund	1,041,721	857,852	950,177

Large-Cap Growth Fund	3,050,628	2,749,184	2,992,964

Large-Cap Growth Index Fund	66,630	60,238	85,644

Large-Cap Value Fund	2,332,241	3,588,374	5,156,981

Large-Cap Value Index Fund	134,306	92,343	182,378

Mid-Cap Growth Fund	1,059,621	1,174,580	880,179

Mid-Cap Value Fund	1,701,132	1,585,402	2,639,714

Quant International Equity Fund	1,167,505	1,099,212	1,025,997

Quant International Small-Cap Equity Fund	780,990	865,198	850,895

Quant Large-Cap Growth Fund	233,758	194,837	179,991

Quant Large-Cap Value Fund	462,395	246,695	268,547

Quant Small-Cap Equity Fund	1,041,229	858,216	886,057

Quant Small/Mid-Cap Equity Fund	101,980	105,474	143,982

Small-Cap Blend Index Fund	159,687	118,934	94,514

Social Choice Equity Fund	200,357	201,015	77,771

Social Choice International Equity Fund	56,001	7,427	7,256

Social Choice Low Carbon Equity Fund	14,875	7,775	4,847

S&P 500 Index Fund	38,659	45,616	68,302

Emerging Markets Debt Fund	—	—	117

With respect to increases in brokerage commissions in 2019 from prior years, the increases for the Emerging Markets Equity Index Fund (in 2019 from 2017 and 2018), Equity Index Fund (in 2019 from 2017 and 2018), International Equity Index Fund (in 2019 from 2018), Large-Cap Value Index Fund (in 2019 from 2018), Small-Cap Blend Index Fund (in 2019 from 2017 and 2018), Social Choice International Equity Fund (in 2019 from 2017 and 2018) and Social Choice Low Carbon Equity Fund (in 2019 from 2017 and 2018) were primarily due to a higher level of trading activity and portfolio turnover to manage higher levels of purchases and redemptions of Fund shares. The increases for the Quant Large-Cap Growth Fund (in 2019 from 2017) and Quant Large-Cap Value Fund (in 2019 from 2017 and 2018) were primarily due to a higher level of trading activity and portfolio turnover related to certain enhancements in the Funds’ quantitative models, which resulted in an increased level of trading to attempt to optimize Fund exposures. The increase for the Social Choice Equity Fund (in 2019 from 2017) was primarily due to a higher level of trading activity and portfolio turnover due to certain modifications made to the ESG criteria that are utilized in the refinement of the Fund’s investable universe.

With respect to decreases in brokerage commissions in 2019 from prior years, the decrease for the Large-Cap Value Fund (in 2019 from 2017 and 2018) was primarily due to reduced portfolio turnover resulting in reduced trading activity. The decrease for the Mid-Cap Value Fund (in 2019 from 2017) was primarily due to lower market volatility leading to a lower level of trading activity. The decrease for the S&P 500 Index Fund (in 2019 from 2017) was primarily due to lower turnover in the Fund’s benchmark index.

The aggregate amount of brokerage commissions paid by the following Funds for the prior fiscal years ended March 31, 2019, March 31, 2018 and March 31, 2017, was as follows:

Fund	March 31, 2019	March 31, 2018	March 31, 2017
Core Bond Fund	$—	$—	$17

Core Plus Bond Fund	—	—	25

High-Yield Fund	8,787	—	—

Inflation-Linked Bond Fund	5,020	3,121	234

Short-Term Bond Fund	15,206	11,999	8,173

Real Estate Securities Fund	952,829	961,164	1,329,877

TIAA-CREF Funds  ■  Statement of Additional Information     109

During the fiscal year ended October 31, 2019, certain of the Funds acquired securities of certain regular brokers or dealers (as such term is defined under Rule 10b-1 of the 1940 Act) or their parents. These entities and the value of a Fund’s aggregate holdings in the securities of those entities, as of October 31, 2019, are set forth below:

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID

Fund	Broker	Holdings (US$)
Emerging Markets Equity Index Fund	BANCO SANTANDER CHILE	1,767,845

Equity Index Fund	JPMORGAN CHASE & CO	296,003,062
	BANK OF AMERICA CORP	196,091,043
	WELLS FARGO & CO	152,623,082
	CITIGROUP INC	120,467,972
	GOLDMAN SACHS GROUP INC	50,996,113
	MORGAN STANLEY	40,831,476
	SCHWAB (CHARLES) CORP	35,651,945
	BB&T CORP	29,998,290
	STATE STREET CORP	17,970,445
	FIFTH THIRD BANCORP	15,911,035
	TD AMERITRADE HOLDING CORP	7,595,863
	RAYMOND JAMES FINANCIAL INC	7,299,698
	STIFEL FINANCIAL CORP	2,961,174
	LAZARD LTD-CL A	2,904,386
	PIPER JAFFRAY COS	1,180,064
	COWEN INC	228,936
	OPPENHEIMER HOLDINGS-CL A	136,245

Growth & Income Fund	JPMORGAN CHASE & CO	139,692,914
	BANK OF AMERICA CORP	97,645,578
	CITIGROUP INC	75,979,303
	MORGAN STANLEY	51,589,124

International Equity Fund	CREDIT SUISSE GROUP AG-REG	122,212,287

International Equity Index Fund	HSBC HOLDINGS PLC	135,794,523
	BANCO SANTANDER SA	60,235,657
	BNP PARIBAS	52,730,766
	SUMITOMO MITSUI FINANCIAL GR	42,041,502
	CREDIT SUISSE GROUP AG-REG	28,516,468
	MACQUARIE GROUP LTD	26,412,377
	SOCIETE GENERALE SA	19,414,528
	SKANDINAVISKA ENSKILDA BAN-A	13,966,555
	NOMURA HOLDINGS INC	13,537,919
	DEUTSCHE BANK AG-REGISTERED	12,472,149
	ROYAL BANK OF SCOTLAND GROUP	11,791,313
	JULIUS BAER GROUP LTD	8,911,011

Large-Cap Growth Index Fund	SCHWAB (CHARLES) CORP	15,162,155
	TD AMERITRADE HOLDING CORP	4,668,811
	RAYMOND JAMES FINANCIAL INC	1,254,688
	LAZARD LTD-CL A	762,353

Large-Cap Value Fund	JPMORGAN CHASE & CO	277,947,000
	BANK OF AMERICA CORP	218,890,000
	CITIGROUP INC	185,039,500
	WELLS FARGO & CO	103,260,000
	GOLDMAN SACHS GROUP INC	87,485,800

Large-Cap Value Index Fund	JPMORGAN CHASE & CO	198,836,788
	BANK OF AMERICA CORP	131,833,820
	WELLS FARGO & CO	102,617,361
	CITIGROUP INC	81,215,382
	GOLDMAN SACHS GROUP INC	34,611,516
	MORGAN STANLEY	27,261,876
	BB&T CORP	20,222,395
	STATE STREET CORP	12,245,216
	FIFTH THIRD BANCORP	10,587,272
	SCHWAB (CHARLES) CORP	9,520,237
	RAYMOND JAMES FINANCIAL INC	4,054,441
	LAZARD LTD-CL A	1,194,560
	TD AMERITRADE HOLDING CORP	644,554

Mid-Cap Value Fund	RAYMOND JAMES FINANCIAL INC	26,264,201
	STATE STREET CORP	23,527,197
	FIFTH THIRD BANCORP	5,895,039

110     Statement of Additional Information  ■  TIAA-CREF Funds

Fund	Broker	Holdings (US$)
Quant International Equity Fund	MACQUARIE GROUP LTD	20,084,864
	HSBC HOLDINGS PLC	14,249,818
	BANCO SANTANDER SA	315,474

Quant Large-Cap Growth Fund	TD AMERITRADE HOLDING CORP	10,119,463
	SCHWAB (CHARLES) CORP	609,673

Quant Large-Cap Value Fund	JPMORGAN CHASE & CO	63,644,242
	BANK OF AMERICA CORP	60,276,521
	CITIGROUP INC	41,113,693
	WELLS FARGO & CO	33,039,018
	GOLDMAN SACHS GROUP INC	14,231,379
	MORGAN STANLEY	12,188,698
	FIFTH THIRD BANCORP	6,855,930
	STATE STREET CORP	6,300,237
	BB&T CORP	2,439,663
	LAZARD LTD-CL A	1,827,229
	TD AMERITRADE HOLDING CORP	1,352,703

Quant Small-Cap Equity Fund	STIFEL FINANCIAL CORP	19,628,043
	COWEN INC	4,173,636

Small-Cap Blend Index Fund	STIFEL FINANCIAL CORP	5,925,315
	PIPER JAFFRAY COS	1,665,127
	COWEN INC	668,066
	OPPENHEIMER HOLDINGS-CL A	462,672

Social Choice Equity Fund	CITIGROUP INC	48,489,260
	MORGAN STANLEY	27,996,420
	BB&T CORP	18,009,732
	SCHWAB (CHARLES) CORP	17,350,846
	FIFTH THIRD BANCORP	8,380,274
	STATE STREET CORP	8,166,252

Social Choice International Equity Fund	SUMITOMO MITSUI FINANCIAL GR	1,601,051
	MACQUARIE GROUP LTD	594,007
	SKANDINAVISKA ENSKILDA BAN-A	441,508

Social Choice Low Carbon Equity Fund	CITIGROUP INC	2,320,072
	MORGAN STANLEY	1,518,176
	BB&T CORP	1,363,226
	SCHWAB (CHARLES) CORP	987,380
	STATE STREET CORP	857,192
	FIFTH THIRD BANCORP	499,972

S&P 500 Index Fund	JPMORGAN CHASE & CO	86,969,929
	BANK OF AMERICA CORP	57,024,097
	WELLS FARGO & CO	45,057,966
	CITIGROUP INC	35,328,963
	GOLDMAN SACHS GROUP INC	14,991,439
	MORGAN STANLEY	12,578,189
	SCHWAB (CHARLES) CORP	10,285,748
	BB&T CORP	8,820,570
	STATE STREET CORP	5,247,081
	FIFTH THIRD BANCORP	4,623,197
	RAYMOND JAMES FINANCIAL INC	2,190,861

REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPALS

Fund	Broker	Holdings (US$)
S&P 500 Index Fund	JPMORGAN CHASE & CO	86,969,929
	MORGAN STANLEY	12,578,189

Directed brokerage

In accordance with the 1940 Act, the Funds have adopted a policy prohibiting the Funds from compensating brokers or dealers for the sale or promotion of Fund shares by the direction of portfolio securities transactions for the Funds to such brokers or dealers. In addition, Advisors has instituted policies and procedures so that Advisors’ personnel do not violate this policy of the Funds.

TIAA-CREF Funds  ■  Statement of Additional Information     111

Legal matters

All matters of applicable state law pertaining to the Funds have been passed upon by Rachael M. Zufall, Managing Director, Associate General Counsel, of the Trust (and TIAA and CREF). Dechert LLP serves as legal counsel to the Funds and has provided advice to the Funds related to certain matters under the federal securities laws.

Experts

The financial statements incorporated in this SAI by reference to the Annual Reports to shareholders for the fiscal year ended October 31, 2019 (for the Equity, Emerging Markets Debt and International Bond Funds) and March 31, 2019 (for the Fixed-Income and Real Estate Securities Funds, other than the Emerging Markets Debt and International Bond Funds, which have a different fiscal year end) have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Financial statements

The audited financial statements of the Funds are incorporated herein by reference to the Trust’s Annual Reports on Form N-CSR for the fiscal year ended October 31, 2019 for the Equity, Emerging Markets Debt and International Bond Funds and the fiscal year ended March 31, 2019 for the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt and International Bond Funds, which have a different fiscal year end). These financial statements have been filed with the SEC and the reports have been provided to all shareholders. The Funds will furnish you, without charge, a copy of the Annual Reports on request.

112     Statement of Additional Information  ■  TIAA-CREF Funds

Appendix A
TIAA policy statement on responsible investing

Preamble

I. Purpose and applicability

The purpose of the seventh edition of the TIAA Policy Statement on Responsible Investing (“Policy Statement”) is to publicly express our commitment to responsible investing (RI), highlight the benefits RI approaches bring to our clients and outline the key activities we use to put our aspiration into action. This document also serves to communicate the expectations that Teachers Insurance and Annuity Association of America (“TIAA”) and College Retirement Equities Fund (“CREF”), TIAA-CREF Funds (“TCF”), TIAA-CREF Life Funds (“TCLF”) and TIAA Separate Account VA-1 (and together with CREF, TCF and TCLF, the “TIAA-CREF Fund Complex”) have for the environmental, social and corporate governance (ESG) policies and practices of their respective investment portfolios.

Previous versions of our Policy Statement, whose first edition was published in 1993, focused on publicly traded operating companies. Due to its increasing relevance across all asset classes, including real estate, private markets, and real assets, our RI commitment and program has expanded over time. Recognizing that implementation will vary across asset classes, we strive to extend and connect our core RI principles across our portfolios.

II. Why we focus on responsible investing

Since 1970, TIAA has been a leader in what we now call responsible investing, a constantly evolving discipline that incorporates the consideration of environmental, social and governance (ESG) factors into investment research, due diligence, portfolio construction and ongoing monitoring.

Our participants and clients expect us to be good stewards of their investments as we help them achieve financial well-being at all stages of life. We seek to implement a set of principles that support well-functioning markets in order to preserve financial, social and environmental capital. We believe this philosophy and our approach contributes to long-term performance and helps reduce risk in our investments.

Specifically, we aim to promote good governance practices and monitor issues that may affect a company’s ability to create long-term, sustainable value. To ensure that investors have a broad range of information about the effects of their investments on key stakeholders, we encourage the substantive consideration of a broader stakeholder lens, including customers, employees, suppliers and the larger community.

We are proud of the leadership role we have played for decades and of our track record of achieving beneficial outcomes related to ESG practices throughout the investment value chain. We believe that by driving transparency, innovation and global adoption of RI best practices across all asset classes, we have the opportunity to provide enduring benefits for portfolio companies, investors, society, our communities and the planet. We have spearheaded efforts to systematically integrate material ESG and sustainability factors into the investment decision process and going forward we expect our conviction and approaches to responsible investing to continue to evolve and take new forms.

Responsible investing program

I. Oversight

The TIAA and TIAA-CREF Funds Boards have delegated oversight of the TIAA-CREF Fund Complex and TIAA General Account’s responsible investing program, including management’s role in developing and implementing core programmatic activities, to the TIAA and TIAA-CREF Fund Complex Committees on Corporate Governance and Social Responsibility (separate committees of the TIAA Board and the Boards of the TIAA-CREF Fund Complex that meet jointly and are composed entirely of independent trustees, but that vote separately on matters presented to them for approval).

The RI program is administered by the Nuveen Responsible Investing team (“RI team”). Nuveen is the investment management arm of TIAA. The RI team works collaboratively with investment management colleagues throughout Nuveen and key stakeholders within TIAA to continuously enhance and advance the investment activity of TIAA and the TIAA-CREF Fund Complex’s activities across asset classes.

The program activities and core principles of the responsible investing program may be inapplicable in some cases, depending on company type, underlying assets, and local market regulations. While specific activities and principles are most relevant to publicly traded operating companies, the spirit of the included policies can be applied to all companies in which TIAA invests throughout the world, and, to the extent practicable, also guide TIAA’s internal governance practices.

TIAA-CREF Funds  ■  Statement of Additional Information     113

II. Program activities

As global institutional investors, we believe that responsible investing provides enduring benefits for our clients and our communities. We believe responsible business practices lower risk, improve financial performance and drive positive social and environmental outcomes.

We implement our RI commitment through activities underlying a set of core principles across Nuveen: (1) engagement, (2) ESG integration and (3) driving positive impact across our portfolios. While each of our investment affiliates takes a unique investment approach to pursuing competitive risk-adjusted returns on behalf of its clients, we believe that our core principles are increasingly relevant and applicable across all asset classes. Our principles will continue to evolve over time to ensure alignment with market trends and business needs.

III. Core principles

(1) Engagement

Engaging with management and boards of directors of public and private companies to improve their ESG performance is in our clients’ economic interest. Individually and in collaboration with other investors, we use our influence, relationships and formal channels to address issues and engage in public policy discussions that may affect the sustainability of long-term profits.

Through constructive dialogue with regulators, public policy makers and other industry bodies, we help enable responsible investment globally. Advocating for relevant, consistent and comparable ESG disclosure from companies and other investees supports informed investment decisions. By prioritizing this transparency, we strive to fill the existing information gap that can otherwise hinder rigorous investment analysis.

Our key engagement activities include:

• Proxy voting: We execute thoughtful, case-by-case voting on management and shareholder proposals for publicly traded companies.

• Dialogue: We engage in direct and constructive dialogue with CEOs, senior management, boards of directors, tenants and operators as well as other appropriate stakeholders to promote value-enhancing outcomes through encouraging relevant ESG disclosure and adoption of best practices.

• Targeted initiatives: We aim to drive measureable outcomes with company, industry, thematic and country-specific initiatives.

• Market initiatives: We collaborate with peers, interdisciplinary experts and industry stakeholders to create best practices and drive more effective outcomes.

• Policy influence: We actively help to shape legislation, public policy and global standards related to RI best practices.

We are fundamentally committed to engaging with issuers. In our experience, long-term engagement is the most effective and appropriate means of promoting responsible behavior. As a matter of general investment policy, we may consider divesting or underweighting an investment from our accounts in cases where we conclude that the financial or reputational risks from an issuer’s policies or activities are so great that continued investment is no longer prudent. In the rarest of circumstances and consistent with the policies outlined below, we may, as a last resort, consider divesting from issuers we judge to be complicit in genocide and crimes against humanity, the most serious human rights violations, after sustained efforts at dialogue have failed and divestment can be undertaken in a manner consistent with our fiduciary duties.

Our policy of engagement over divestment is a matter of principle that is based on several considerations: (i) divestment would eliminate our standing and rights as an investor and foreclose further engagement; (ii) divestment would be likely to have negligible impact on portfolio holdings or the market; (iii) divestment could result in increased costs and short-term losses; and (iv) divestment could compromise our investment strategies and negatively affect our performance. For these reasons, we believe that divestment does not offer TIAA an optimal strategy for changing the policies and practices of issuers we invest in, nor is it the best means to produce long-term value for our participants and shareholders.

(2) ESG Integration

Environmental, social and governance (ESG) information provides an additional lens to use when assessing company and issuer performance beyond traditional financial analysis. Continuing improvements in the quality, disclosure and accessibility of ESG information have enabled greater applications for incorporation into investment portfolios.

We believe that the consideration of relevant ESG factors in investment analysis, due diligence and portfolio construction can enhance long-term investment value and manage downside risk. Through ESG integration, we seek to expand our investment research and portfolio construction lens to include ESG risks, opportunities and megatrends that can inform investment decision-making. The ability to accurately forecast long-term industry and issuer trends also requires an understanding of relevant ESG factors and their potential impact.

Our ESG integration activities, implemented in partnership with our investment teams, focus on building out the financial relevance of material ESG themes and factors, and facilitating systematic access to and uptake of quality ESG information in the investment process. In a mutually reinforcing manner, market-related insights gained through our engagement activities

114     Statement of Additional Information  ■  TIAA-CREF Funds

provide our analysts and portfolio managers with additional information for decision making at the security, sector and portfolio management levels.

(3) Impact

We believe that all investments have impacts on society and the environment. We aim to assess these effects and, where possible, promote the positive and mitigate the negative. Across asset classes, a growing number of opportunities exist for pursuing specific, positive and measureable social and environmental results while delivering robust long-term financial returns. We are dedicated to identifying such opportunities and measuring the impact of those investments.

Environmental, social and governance issues

I. Introduction

As investors, we believe that issuers should demonstrate that they have carefully considered the strategic implications of relevant environmental, social and governance (ESG) issues on long-term performance. In our view, issuers that exercise diligence in their consideration of ESG issues are more competitive and can take better advantage of operational efficiencies, advance product innovation and reduce reputational risk. Failure to proactively address these issues can negatively affect individual businesses, investor returns and the market as a whole.

As a matter of good governance, we believe that issuers should carefully consider the strategic impact of environmental and social responsibility on long-term shareholder value. Therefore, we believe that issuers should apply a broader stakeholder lens when analyzing the key decisions they face in sustaining their own competitiveness, relevance, and growth potential: the environment, customers, employees and suppliers, and communities.

The sections below detail specific environmental, social and governance recommendations for publicly traded operating companies, but we encourage other issuers to assess how these topics are relevant for their specific contexts.

II. Business ethics, transparency and accountability

Corporate governance practices that promote accountability and transparency create a framework to ensure companies operate in an ethical manner. Ethical business practices can mitigate against fraud, breaches of integrity, and abuses of authority, and can reduce a company’s overall risk profile. Ethics, transparency and accountability are relevant across all geographies, industries and asset classes and enable investors, creditors and other stakeholders to effectively evaluate corporate behavior that can impact company performance.

Risk: Failure by boards and management to be accountable for their actions and transparent with their strategic decisions can negatively impact investors. As investors and other stakeholders begin demanding a deeper understanding of the factors that influence board decision making, companies must provide adequate disclosure to ensure that mechanisms are in place to promote accountability and maintain the appropriate checks and balances.

Opportunity: We believe that board quality and shareholder accountability can positively impact firm performance. Additionally, markets tend to give higher valuations to firms that are more transparent with investors. We believe that robust corporate governance practices ensure board and management accountability, sustain a culture of integrity, and safeguard our rights as investors.

Board of directors

Investors rely primarily on a corporation’s board of directors to fulfill a fiduciary duty to protect their assets and ensure they receive an appropriate return on investment. Boards are responsible for setting the ethical tone and culture for the company, assuring the corporation’s financial integrity, developing compensation and succession planning policies, and ensuring management accountability.

Board structure and operation

We believe that boards should establish a structure that credibly demonstrates effective oversight of management, while also ensuring efficient use of the board’s time and resources. Boards should explain how the selected structure aligns with the company’s strategy, and disclose and enforce a meaningful set of governance principles.

• Board Leadership. We believe that the separation of CEO and chair or appointment of a lead independent director is appropriate in order to ensure independent oversight. When the CEO and chair roles are combined, a company should disclose how the lead independent director’s role is structured to ensure it provides an appropriate counterbalance to the CEO/chair.

• Board Committees. Boards should establish at least three primary standing committees: an audit committee, a compensation committee and a nominating and governance committee. Each committee should be composed exclusively of independent directors to mitigate any perceived conflicts of interest. In addition to the three primary standing committees, boards should also establish additional committees as needed to fulfill their duties.

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• CEO Selection, Evaluation and Succession Planning. Management is entrusted with acting in the best interests of shareholders and ensuring the company operates in an ethical manner. Strong, stable leadership with proper values is critical to the success of the corporate enterprise. The board should continuously monitor and evaluate the performance of the CEO and senior executives, and disclose the succession planning process generally.

• Board Evaluation. A board should conduct an annual evaluation of its performance and that of its key committees and disclose the process in general terms. We expect the board evaluation process to be robust, identifying both quantitative and qualitative factors of board structure and dynamics, as well as individual director skills and experience and how they support the strategy of the company.

• Director Compensation. Directors should have a direct, personal and meaningful investment in the company. We believe this helps align board members’ interests with those of shareholders.

Board quality

Boards must hold themselves to ethical standards and professional behavior of the highest quality. A high-quality board effectively oversees the management of material risks to ensure long-term sustainable shareholder value creation. We view the following as key indicators of board quality:

• Independence. The board should be composed of a substantial majority of independent directors to ensure the protection of shareholders’ interests. The definition of independence should be interpreted broadly to ensure there is no conflict of interest, in fact or in appearance, that might compromise a director’s objectivity and loyalty to shareholders.

• Skills and Qualifications. Boards should be composed of individuals who can contribute expertise and judgment, based on their professional qualifications and business experience. Companies should provide disclosure concerning how the board’s collective expertise aligns with the company’s strategic direction and effective oversight of management. Board composition should be reviewed annually to ensure alignment with a company’s strategy.

• Board Refreshment. Boards that have not added new members for several years may become complacent and can pose risks to long-term performance and effective oversight of management. Additionally, many international governance codes view excessive director tenure as a factor that could compromise independence. Although we do not support arbitrary limits on the length of director service, we believe boards should establish a formal director retirement or tenure policy that can contribute to board stability, vitality and renewal.

• Board Diversity and Inclusion. Boards require a diverse range of skills and experiences to fulfill their strategy and oversight responsibilities. In addition to relevant skills and expertise, board nomination policies and refreshment practices should take into account the board’s composition in terms of gender, race, ethnicity and age. Boardroom culture should ensure that those diverse voices are proactively sought and valued, providing a counterbalance to potential board entrenchment and groupthink. Enrichment practices such as director training and rotating board leadership provide mechanisms that help foster inclusivity in the boardroom.

Shareholder rights

As providers of capital, shareholders are entitled to certain basic rights that should govern the conduct of every company to ensure accountability of the board and well-functioning markets. We believe that robust shareholder rights are the foundation of a company’s overall approach to corporate governance, and, in turn, shareholders have a duty to exercise their rights responsibly.

• One Share, One Vote. Shareholders should have the right to vote in proportion to their economic stake in the company. The board should not create multiple classes of common stock with disparate or “super” voting rights, nor should it give itself the discretion to cap voting rights that reduce the proportional representation of larger shareholdings. Companies that do not have a one-share-one-vote structure should periodically assess the efficacy of such a structure and provide shareholders with a rationale for maintaining such a structure.

• Director Election Process. A publicly traded operating company’s charter or bylaws should dictate that directors be elected annually by a majority of votes cast.

• Fair and Transparent Vote Process. The board should not impose supermajority vote requirements, except in unusual cases where necessary to protect the interests of minority shareholders. The board should not combine or bundle disparate issues and present them for a single vote. Shareholders should be able to vote all their shares without impediments such as share blocking, beneficial owner registration, voting by show of hands, late notification of agenda items or other unreasonable requests. Shareholders should have the ability to confirm that their votes have been received and tabulated.

• Bylaw and Charter Amendments. Shareholders should have the right to approve any provisions that alter fundamental shareholder rights and powers. This includes poison pills and other antitakeover devices. We believe that antitakeover measures should be limited by reasonable expiration periods.

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• Proxy Access. Shareholders should have the right to place their director nominees on the company’s proxy and ballot in accordance with applicable law, or, absent such law, if reasonable conditions are met. The board should not take actions designed to prevent the full execution of this right.

• IPO Governance. When companies access the public markets for capital, they should adopt governance provisions that protect shareholders’ rights equally. Practices that compromise accountability to shareholders include classified boards, plurality vote standards, multi-class equity structures with unequal voting rights, and supermajority vote requirements. Newly public companies that have these provisions should commit to review their governance practices over a reasonable period of time.

Executive compensation

Executive compensation should be used as a tool to drive and reward long-term sustainable value creation while also attracting and retaining top talent. We expect boards of directors, who are in the best position to take all of the relevant factors into consideration, to establish executive compensation programs that appropriately incentivize executive management.

Compensation philosophy

We are mindful that each company’s situation is unique, and encourage boards to craft compensation programs that are appropriately tailored to the company’s business strategy. Compensation plans should generally:

• Be reasonable by prevailing industry standards, appropriate to the company’s size and complexity, and fair relative to pay practices throughout the company

• Align interests of directors and executives with interests of shareholders, such as through minimum stock ownership requirements and minimum vesting requirements and holding periods for equity-based plans that are commensurate with pay level and seniority

• Objectively link to appropriate company-specific metrics that drive long-term sustainable value

• Ensure employment contracts (if in place) balance the need to attract and retain executives with the obligation to avoid exposing the company to liability and unintended costs, especially in the event of terminations for misconduct, gross mismanagement or other reasons constituting a for-cause termination

• Establish policies to recoup, or claw back, variable compensation paid to senior executives for fraudulent activities, defective financial reporting, and creating undue reputational risk

• Prohibit any direct or indirect change to the strike price or value of options without the approval of shareholders (for equity-based plans)

• Prohibit executives from hedging or otherwise reducing their exposure to changes in the company’s stock price, and contain policies governing the pledging of company stock, including the process used by the board to oversee related risks

Pay disclosure

A company’s disclosure should clearly articulate the rationale for incentives created by the compensation program and how it aligns with long-term strategy in order to mitigate compensation-related risks. In particular, disclosure should include:

• Performance metrics, weights and targets, including why they are appropriate given the company’s business objectives and how they drive long-term sustainable value

• The rationale for peer group selection, including differences between the company peers used for strategic and business purposes versus the group used for compensation decisions

• Non-GAAP financial performance measures alongside their GAAP counterparts with an explanation of why non-GAAP measures better capture and incentivize long-term performance

• Employment contracts and tax gross-up arrangements

• Explanations of any inconsistencies in compensation decisions with these guidelines and generally accepted practices

• Rationale for any significant changes to the compensation program from year to year, including special one-off awards, changes to peer group selection, performance metrics, and award vehicles

The principles described above form a foundation that enables investors and creditors to hold companies accountable for their impact on key stakeholders, as described in the following sections: the environment, customers, employees and suppliers, and communities.

III. Environment

Environmental sustainability is a critical strategic issue for businesses across sectors. How well a company manages its impacts on the natural environment can support longer-term sustainable growth, or present unmitigated costs and risks. As investors, it is imperative that we weigh certain material risks and opportunities related to two areas: climate change and

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natural resource management. The extent to which these risks and opportunities are material to company performance varies by sector, industry and geography.

Climate change

Scientific consensus indicates that elevated concentration of greenhouse gas emissions in the atmosphere is contributing to climate change. Impacts from climate change may include significant risks to global financial assets and economic growth. We support measures that mitigate the risks associated with climate change and provide greater market certainty regarding the transition to a sustainable, low-carbon economy.

Risks: Climate change poses long-term risks to investments that should be assessed and mitigated. Risks fall into two primary categories, as outlined within the Task Force on Climate Related Financial Disclosure (TCFD):

• Physical risk: Assets are exposed to physical risks related to specific events or longer-term shifts in climate patterns, such as changes in rainfall patterns, rising sea levels, or increased frequency of extreme weather events. While real assets such as farmland, timber, real estate, energy and infrastructure are particularly vulnerable to this type of risk, a much broader spectrum of businesses may be exposed depending on the location of their physical property. Health risks due to malnutrition, mortality, and population migration may also contribute to physical risk of climate change.

• Transition risk: Transitioning to a low-carbon economy may entail extensive policy, legal, regulatory, technology and market changes to mitigate and adapt to climate change. Depending on the nature, speed and focus of these changes, transition risks may pose varying levels of financial and reputational risk to organizations and, by definition, also to their investors. While transition risk is relevant across sectors, it is likely to be especially severe for carbon-intensive industries.

Opportunities: Companies that proactively plan for climate risks in business strategy may be better able to manage and support a transition to a low-carbon economy that may include increased energy costs, shifts in consumer demand, and greater regulatory requirements, while avoiding stakeholder concern and reputational risk. Businesses and projects may be able to capture cost savings associated with increased energy efficiency. Across sectors, these can present attractive opportunities for investors to participate in supporting this transition.

Natural resources

Rising populations and consumption levels are putting increased pressure on natural resources including fertile land, forests, clean air and water. Resource scarcity and ecosystem degradation pose several types of risks to businesses, while efficient use of natural resources may provide opportunities for cost savings and the introduction of new products or services. Sustainable stewardship of natural assets such as farmland and timberland safeguards long-term investments.

Risks: Companies that do not proactively manage risks related to water scarcity, biodiversity, land use, waste, and pollution may face financial impacts related to their licenses to operate, higher cost of raw materials or inputs, regulatory compliance costs, litigation from affected stakeholders (e.g., communities and landowners), and reputational risk. For example, companies in the agriculture, energy and mining sectors tend to have operations that are dependent on fragile land and ocean ecosystems and that can lead to harmful environmental pollution. Such companies need to be cognizant of how their operations affect and draw on natural resources to manage these risks.

Opportunities: Proactive strategies for improving natural resource efficiency can lead to cost savings for businesses and environmental benefits, which may better position companies with regulators, communities, customers and other stakeholders. A wide range of companies can benefit from technologies and solutions that minimize natural resources and toxic materials used, and the waste and pollutants generated, in production processes. Sustainable practices in the management of forestry, farmland and real estate can also enhance biodiversity while contributing to long-term investment success.

Recommended actions related to the environment

• Company management should assess material climate-related risks and resource efficiency in operations, production processes, and supply chain management, and should publicly disclose relevant data related to both. Companies that are especially exposed to physical or transition risk should disclose the results of forward-looking climate risk scenario analysis, such as a scenario in which global average temperature rise is limited to two degrees Celsius or less above pre-industrial levels. Disclosure should capture how climate change may impact the company’s long term business outlook, strategic planning and capital allocation decisions. All companies should also consider setting targets for reducing greenhouse gas (GHG) emissions and improving resource efficiency.

• Boards should guide the development of a strategic, long-term approach to addressing environmental risks and opportunities and hold management accountable for its implementation.

IV. Customers

Customers are a critical stakeholder for businesses, as they are the purchasers of the products and services that a company provides. Companies must continually innovate, ensure quality processes, and understand evolving consumer preferences to stay relevant and competitive. By providing better products and services, companies can build and maintain customer loyalty

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and trust while avoiding financial risks and reputational harm, which are crucial for growing the business and enhancing the consumer base. The point at which risks and opportunities related to customers become material to company performance varies by sector and industry.

Product responsibility

Companies can impact customers at multiple points along the product lifecycle, including production, quality assurance, marketing and sales, and end use.

• Production: Products that are sourced and produced in ways that aim to minimize negative impacts on society, customers and the environment can capture emerging consumer preferences for sustainable products. Companies that actively consider more responsible sourcing methods and less resource-intensive materials may also mitigate regulatory and reputational risks.

• Product Quality and Safety:

• Quality Assurance: Ensuring high-quality and safe products that minimize harm to society and the environment can lower reputational risk and financial costs from recalls, write-offs, warranty payments, fines, or lost sales. Product quality and safety extends beyond tangible products to services such as electronic data capture, where new risks are emerging for industries that collect and store large amounts of personal customer information.

• End Use: Even high-quality and safe products can have unintended consequences if used improperly. Promoting the responsible and safe use of products and services to safeguard communities and consumers avoids potential reputational risk and loss of consumer confidence.

• Marketing and Sales: Companies that provide incomplete or misleading claims about their products and services are at greater risk of regulatory and reputational damage. Accurate and transparent disclosure can facilitate increased customer engagement opportunities.

• Access and Affordability: Companies can face reputational risks and loss of consumer goodwill if perceived as engaging in discriminatory business practices with the intent or appearance of reducing access and affordability to essential goods and services.

Risks: Companies’ failure to manage the potential hazards created by their products, services and marketing claims can create long-term financial risks. Product quality issues can negatively impact brand reputation and sales if they undermine customer trust, or they can result in unanticipated costs for companies through penalties, lawsuits or fines. Companies unprepared for new or emerging regulations related to consumer well-being (e.g., ingredients, labeling or privacy) may incur unexpected costs through required reformulations, operational investments and upgrades, or new protocols to be developed and implemented.

Opportunities: Customer trust is critical for enhancing brand and growing business. Companies that demonstrate ethical behavior and diligence with regard to product manufacturing, safety, marketing, pricing and end use can avoid reputational and liability risks while strengthening their competitive position. As customers become more aware of the social and environmental impacts of their products, companies that can quickly and efficiently respond to changing consumer preferences for sustainable goods can improve their ability to take advantage of a growing consumer market. Providing access to affordable products and services for underserved markets and vulnerable communities can also capture growing market segments for new sources of revenue and increase goodwill.

Recommended actions related to customers:

• Company management should strive to create a culture of safety and sustainability at all levels of the firm. Further, management should carefully analyze the potential material risks to their business related to customer impacts at each point of the product lifecycle described above, develop policies and procedures to manage any potential concerns, and disclose those policies and practices to shareholders. Companies should adopt policies designed to prevent predatory or discriminatory consumer practices.

• Boards should provide appropriate oversight and accountability over management to implement those policies in a manner that upholds transparency and integrity with their customers.

V. Employees and suppliers

Successful management of human capital—defined as the skills, talent and experience of individuals who carry out work—is critical to sustainable business growth. In particular, maintaining high standards of fairness, safety and inclusiveness in the workplace and supply chain can help a company protect its reputation, increase productivity, reduce liability and gain a competitive advantage.

Talent management

Talent management is critical to firms’ ability to execute effectively and compete successfully over the long term. Specific talent needs and risks vary by industry and company. Robust talent management practices typically comprise a range of human

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resource (HR) policies and practices, including recruiting, retaining and compensating workers; ensuring workforce well-being; developing workforce skills and training; safeguarding worker health and safety; and managing people and labor relations. Beyond HR policies, talent management encompasses broader elements related to engaging and developing employees for strategic and long-term alignment with corporate goals and culture.

Employee satisfaction, engagement, and professional development are important factors for cultivating optimal performance within a firm’s workforce and throughout its supply chain. Wages and other compensation are important contributors to satisfaction. In addition, investments in training, mentoring, incentives, knowledge-sharing and shared decision-making can bolster workforce quality and productivity outcomes, especially when implemented in combination. Furthermore, productivity gains have been linked to managerial approaches that foster employee engagement and motivation, such as involving frontline workers in operational decisions (e.g., problem-solving and performance enhancements) and adopting partnership-style approaches to labor relations.

Risks: Gaps in internal talent management systems or supply chain oversight can exacerbate human capital risks including safety concerns, discrimination, harassment and misconduct, which can result in litigation, fines and reputational damages. Companies that lack competitive approaches to talent management may face difficulty attracting and retaining high-quality staff. Low levels of employee engagement and negative worker sentiment can result in lowered productivity, work stoppages and failures in ethical conduct. Additionally, companies that do not monitor or audit suppliers’ talent management systems can face talent management failures, non-compliance with codes of conduct, and risks in the supply chain.

Opportunities: Proactive talent management strategies can enable companies to derive value from employees’ knowledge, innovative capacity and ability to work productively together and with technology. In addition, cost savings may result from lower employee and supplier turnover and more productive supplier relations. Positive employee perceptions also contribute to broader corporate reputation.

Health and safety

A healthy workforce is a key driver of company productivity, retention and reputation. Companies should endeavor to safeguard the health, safety and welfare of their employees and those engaged in their supply chain. This involves several aspects, including mitigation of short- and long-term occupational health and safety risks, efforts to support health and well-being, adherence to fair labor practices, enforcement of anti-harassment policies, and avoidance of forced labor and human trafficking.

Firms with complex supply chain relationships should assess and monitor labor-related health and safety risks embedded in their direct and indirect supplier relationships, in order to assure investors and stakeholders of suppliers’ compliance with code of conduct standards and respect for human rights.

Risks: Companies can face various financial, legal, regulatory, reputational and operational risks related to worker health and safety. Industries involving jobs of a physical nature that produce or manufacture goods, extractive industries, or those that involve handling of chemicals are especially exposed to health and safety risks. These companies may face financial impacts due to loss of employee productivity, production disruptions stemming from labor unrest, declining product quality, and increased spending on healthcare benefit payouts. They may also face legal liabilities, difficulty recruiting and retaining employees and suppliers, and reputational damage.

Opportunities: Companies that ensure safe working conditions and provide robust employee health and well-being programs may be better able to attract and retain talent, increase worker productivity and enhance supply chain performance.

Diversity and inclusion

The term diversity refers to the broad set of differences in skills, experiences, views and demographics associated with individuals in the workforce. Inclusion refers to actions intended to foster a work environment where differences among individuals are valued and effectively employed to achieve good business outcomes. Diversity and inclusion are fundamental elements of corporate culture that can be enhanced through talent recruitment and development programs, and policies and procedures that embed diversity and promote inclusion in corporate culture. For example, companies can demonstrate commitment to inclusive approaches through benefits and programs such as paid parental leave and flexible workplace policies.

As companies grapple with competition for talent in increasingly diverse domestic and global labor markets, effective management of diverse talent pipelines and an inclusive corporate culture have been linked to significant benefits that can drive competitive advantage. Research has shown that firms that demonstrate racial, ethnic or gender diversity in management ranks are associated with higher likelihood of financial outperformance over time. In order to reap the rewards of talent diversity, firms and boards should strive to foster a work environment that promotes personal safety, mutual respect, and substantive inclusion of diverse individuals in growth or leadership opportunities aligned with business objectives.

Additionally, firms have an opportunity to generate a range of added-value benefits by engaging diverse suppliers. As with managing diversity directly in their own workforce, companies that apply intentional objectives and track key indicators regarding supplier diversity are likely to generate greater returns on such investments.

Risks: Unconscious biases or acts of discrimination based on demographic and other personal characteristics such as race or gender can undermine the ability of diverse talent to contribute productively, and potentially lead to high turnover rates

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among diverse employees and suppliers. Systemic discrimination or harassment among workers can pose a threat to a firm’s reputation and increase the risk of labor disputes, litigation and regulatory enforcement actions.

Opportunities: Promoting diversity and inclusion among employees and suppliers can help companies improve decision making, attract and retain a talented and diverse workforce and compete more effectively. Firms that foster a diverse talent pipeline at all levels of the workforce, including among executives, senior management, and recruitment pools, tend to be well positioned to generate high-performing teams and an attractive corporate culture. Teams that embody a diverse range of backgrounds, skills and views can also fuel innovation and more effective problem-solving. Potential benefits related to a diverse supplier base include multiple procurement channels (which increase contingencies and competition), positive community relations, and market expansion through exposure to wider and more diverse business networks.

Recommended actions related to employees and suppliers:

• Company management should develop and implement policies designed both to mitigate and adapt to challenges in regards to human capital management.

• We encourage the establishment of global labor policies based upon internationally recognized standards. Management should also establish policies or strategies to promote talent development and foster diversity and inclusion among employees and suppliers, as well as disclose relevant outcomes.

• Companies should be aware of any potential failures to provide equal opportunities and develop policies and initiatives to address any concerns (for example, by conducting pay equity risk assessments to spot potential biases in wage rates). Companies should reference gender identity and sexual orientation in corporate nondiscrimination policies, even when not specifically required by law.

• Companies with complex supply chains—especially those operating in industries or regions with high risk for violations of decent workplace standards—should explain efforts and outcomes related to supply chain oversight, monitoring and risk mitigation.

• Boards should provide oversight of, and independent perspective on, the quality of management performance, compensation and succession planning, the overall talent pipeline and recruitment strategies, and other qualitative and quantitative performance characteristics associated with the company’s talent management strategies. Furthermore, boards should monitor risks associated with wage strategies employed at varying levels, the behaviors they aim to incentivize, and their impacts, especially those tied to workforce sustainability and long-term financial results.

• Boards and management should each foster a culture of inclusiveness and acceptance of differences at all levels of the corporation. We encourage boards to foster diversity within the talent pipeline for management succession, as well as within their own board refreshment practices.

VI. Communities

Companies are increasingly scrutinized for their potential impacts on the communities in which they operate. While governments have a duty to protect human rights, businesses are increasingly recognized as having a role in ensuring they are neither undermining those rights nor otherwise contributing to harm in communities affected by their direct and indirect operations. Beyond avoiding harm, companies may also have opportunities to advance human rights and other benefits for communities by meeting basic needs for goods, services and livelihoods, which can in turn build goodwill, improve customer loyalty and enhance market share.

Risks: Failure to mitigate or address adverse impacts caused by company operations, products and services or business relationships, including perceived or indirect violations, could lead to operational, legal, reputational and financial threats and could weaken a company’s social license to operate.

Impacts on specific human rights (such as the right to water, health, personal security, freedom of expression and indigenous rights) vary depending on context, industry or size of the company. It is important for companies to conduct ongoing due diligence, and to remediate negative impacts when they arise. Certain contexts require companies to heighten their focus and responsibility:

• Operations in certain sectors (e.g., extractives) and in communities where land or natural resource rights are obscure or obsolete may face increased threats to their license to operate, regulatory enforcement actions, or litigation by public and private entities if they fail to adequately engage with affected stakeholders.

• In contexts of conflict, there is greater risk of direct or indirect complicity in crimes against humanity or genocide, which constitute gross violations of international human rights law.

In addition to monitoring direct impacts, companies should also consider the potential indirect impacts of their business operations. For example, significant public health impacts may result from company operations (such as toxic emissions), or products (such as addictive substances or defective products), which could lead to penalties, legal liability, diminished reputation or disruptions to company operations and long-term growth.

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Opportunities: Companies can have positive impacts on the communities in which they operate by contributing to the fulfillment of basic needs and rights. While activities to support communities should not replace or offset the failure to mitigate adverse impacts, they can strengthen business relationships and trust with stakeholders within a community. Examples of such activities include public advocacy of human rights and innovative product and service provision in markets that lack access to basic amenities.

Firms that consult with key community stakeholders—including civil society and local community groups—on their environmental and social risk management activities demonstrate willingness to understand and collaborate with communities they affect. By building trust with community stakeholders, a company can reinforce its social license to operate and create new opportunities, such as improved sourcing of talent and inputs, reputational benefits and customer loyalty.

Recommended actions related to communities:

• Company management should develop a robust and transparent human rights due diligence framework that allows for continuous assessment to prevent and mitigate negative impacts. This framework should include applicable policies (or codes of conduct) and monitoring procedures to ensure compliance by employees and business partners. The framework should be developed and refined on an ongoing basis through meaningful dialogue and consultation with business partners, external experts and affected stakeholders to ensure existing and new risks are mitigated and addressed. Companies engaging in resource use impacting indigenous communities should strive to align with internationally recognized standards for corporate human rights performance. When rights violations occur, companies should be prepared to address and remediate.

• Boards should approve and oversee companies’ human rights policies and management implementation frameworks. Management of human rights risks and opportunities should be addressed at board meetings. Boards should also account for the company’s commitment to respecting human rights and the effectiveness of its risk frameworks through its oversight and management disclosures.

Proxy voting guidelines

I. Introduction

The policy applies to TIAA’s General Account and the TIAA-CREF Fund Complex.

Our voting practices are guided by our mission and obligations to our participants and shareholders. As indicated in this Policy Statement, we monitor portfolio companies’ environmental, social and governance (ESG) practices to ensure that boards consider these factors in the context of their strategic deliberations.

The following guidelines are intended to assist portfolio companies, participants and shareholders and other stakeholders in understanding how we are likely to vote on various issues. The list is not exhaustive and does not necessarily represent how we will vote on any particular proposal. We vote proxies in accordance with what we believe is in the best interest of our participants and shareholders. In making those decisions, we take into account many factors, including input from our investment teams and third-party research. We consider specific company context, including ESG practices and financial performance. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate.

Our proxy voting decisions with respect to shareholder resolutions may be influenced by several additional factors: (i) whether the shareholder resolution process is the appropriate means of addressing the issue; (ii) whether the resolution promotes best ESG practices and is related to economic performance and shareholder value; and (iii) whether the information and actions recommended by the resolution are reasonable and practical.

Voting decisions for other clients of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC will also be undertaken using these proxy voting guidelines unless other proxy voting arrangements have been made on behalf of a client.

II. Accountability and transparency

A. Board of directors

Elect directors

General Policy: We generally vote in favor of the board’s nominees but will consider withholding or voting against some or all directors in the following circumstances:

• When we conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include:

• Egregious compensation practices

• Lack of responsiveness to a failed vote

• Unequal treatment of shareholders

• Adoption of inappropriate antitakeover devices

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• When a director has consistently failed to attend board and committee meetings without an appropriate rationale being provided

• Independence

• When board independence is not in line with local market regulations or best practices

• When a member of executive management sits on a key board committee that should be composed of only independent directors

• When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions

• Board Refreshment

• When there is insufficient diversity on the board and the company has not demonstrated its commitment to adding diverse candidates

• When we determine that director tenure is excessive and there has been no recent board refreshment

Contested elections

General Policy: We will support the candidates we believe will best represent the interests of long-term shareholders.

Majority vote for the election of directors

General Policy: We generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

Establish specific board committees

General Policy: We generally vote against shareholder resolutions asking the company to establish specific board committees unless we believe specific circumstances dictate otherwise.

Annual election of directors

General Policy: We generally support shareholder resolutions asking that each member of the board of a publicly traded operating company stand for re-election annually.

Cumulative voting

General Policy: We generally do not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of special interest directors.

Separation of Chairman and Chief Executive Officer

General Policy: We generally do not support shareholder resolutions asking that the roles of Chairman and CEO be separated. However, we may support such resolutions where we believe that there is not a bona-fide lead independent director with robust responsibilities and the company’s ESG practices or business performance are materially deficient.

B. Shareholder rights

Proxy access

General Policy: We will consider on a case‐by ‐case basis shareholder proposals asking that the company implement a form of proxy access. In making our voting decision, we will consider several factors, including, but not limited to: current performance of the company, minimum filing thresholds, holding periods, number of director nominees that can be elected, existing governance issues and board/management responsiveness to material shareholder concerns.

Ratification of auditor

General Policy: We will generally support the board’s choice of auditor and believe that the auditor should be elected annually. However, we will consider voting against the ratification of an audit firm where non-audit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, where there has been a material restatement of financials or where the auditor’s independence is questionable.

Supermajority vote requirements

General Policy: We will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

Dual-class common stock and unequal voting rights

General Policy: We will generally support shareholder resolutions asking for the elimination of dual classes of common stock or other forms of equity with unequal voting rights or special privileges.

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Right to call a special meeting

General Policy: We will generally support shareholder resolutions asking for the right to call a special meeting. However, we believe a 25% ownership level is reasonable and generally would not be supportive of proposals to lower the threshold if it is already at that level.

Right to act by written consent

General Policy: We will consider on a case-by-case basis shareholder resolutions requesting the right to act by written consent.

Antitakeover devices (poison pills)

General Policy: We will consider on a case-by-case basis proposals relating to the adoption or rescission of antitakeover devices with attention to the following criteria:

• Whether the company has demonstrated a need for antitakeover protection

• Whether the provisions of the device are in line with generally accepted governance principles

• Whether the company has submitted the device for shareholder approval

• Whether the proposal arises in the context of a takeover bid or contest for control

We will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

Reincorporation

General Policy: We will evaluate on a case-by-case basis proposals for reincorporation taking into account the intention of the proposal, established laws of the new domicile and jurisprudence of the target domicile. We will not support the proposal if we believe the intention is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

Corporate Political Influence

General Policies:

• We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s direct political contributions, including board oversight procedures.

• We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities.

• We may consider not supporting shareholder resolutions that appear to promote a political agenda that is contrary to the mission or values of TIAA or the long-term health of the corporation.

• We would generally not support shareholder resolutions seeking disclosure of a company’s lobbying expenditures.

C. Compensation issues

Advisory votes on executive compensation (say on pay)

General Policy: We will consider on a case-by-case basis the advisory vote on executive compensation (say on pay). We expect well-designed plans that clearly demonstrate the alignment between pay and performance, and we encourage companies to be responsive to low levels of support by engaging with shareholders. We also prefer that companies offer an annual non-binding vote on executive compensation. In absence of an annual vote, companies should clearly articulate the rationale behind offering the vote less frequently.

We generally note the following red flags when evaluating executive compensation plans:

• Undisclosed or Inadequate Performance Metrics: We believe that performance goals for compensation plans should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the plan will drive long-term value creation.

• Excessive Equity Grants: We will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

• Lack of Minimum Vesting Requirements: We believe that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

• Misalignment of Interests: We support equity ownership requirements for senior executives and directors to align their interests with those of shareholders.

• Special Award Grants: We will generally not support mega-grants. A company’s history of such excessive grant practices may prompt us to vote against the stock plans and the directors who approve them. Mega-grants include equity grants

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that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance. We also expect companies to provide a rationale for any other one-time awards such as a guaranteed bonus or a retention award.

• Excess Discretion: We will generally not support plans where significant terms of awards—such as coverage, option price, or type of awards—are unspecified, or where the board has too much discretion to override minimum vesting or performance requirements.

• Lack of Clawback Policy: We believe companies should establish clawback policies that permit recoupment from any senior executive who received compensation as a result of defective financial reporting, or whose behavior caused financial harm to shareholders or reputational risk to the company.

Equity-based compensation plans

General Policy: We will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where potential dilution or burn rate total is excessive. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

We generally note the following red flags when evaluating equity incentive plans:

• Evergreen Features: We will generally not support option plans that contain evergreen features, which reserve a specified percentage of outstanding shares for award each year and lack a termination date.

• Reload Options: We will generally not support reload options that are automatically replaced at market price following exercise of initial grants.

• Repricing Options: We will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

• Undisclosed or Inappropriate Option Pricing: We will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

Golden parachutes

General Policy: We will vote on a case-by-case basis on golden parachute proposals, taking into account the structure of the agreement and the circumstances of the situation. However, we would prefer to see a double trigger on all change-of-control agreements and no excise tax gross-up.

Shareholder resolutions on executive compensation

General Policy: We will consider on a case-by-case basis shareholder resolutions related to specific compensation practices. Generally, we believe specific practices are the purview of the board.

III. Guidelines for ESG shareholder resolutions

We generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors should determine the strategic impact of environmental and social issues and disclose how they are dealing with these issues to mitigate risk.

A. Environmental issues

Global climate change

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions, the impact of climate change on a company’s business activities and products and strategies designed to reduce the company’s long-term impact on the global climate.

Use of natural resources

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve the efficiency of its use of natural resources.

Impact on ecosystems

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful impacts or other hazards to local, regional or global ecosystems that result from its operations or activities.

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Animal welfare

General Policy: We will generally support reasonable shareholder resolutions asking for reports on the company’s impact on animal welfare.

B. Issues related to customers

Product responsibility

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure relating to the quality, safety and impact of a company’s goods and services on the customers and communities it serves.

Predatory lending

General Policy: We will generally support reasonable shareholder resolutions asking companies for disclosure about the impact of lending activities on borrowers and about policies designed to prevent predatory lending practices.

C. Issues related to employees and suppliers

Diversity and nondiscrimination

General Policies:

• We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s nondiscrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

• We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce, board diversity, and gender pay equity policies and practices.

Global labor standards

General Policy: We will generally support reasonable shareholder resolutions seeking a review of a company’s labor standards and enforcement practices, as well as the establishment of global labor policies based upon internationally recognized standards.

D. Issues related to communities

Corporate response to global health risks

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to significant public health impacts resulting from company operations and products, as well as the impact of global health pandemics on the company’s operations and long-term growth.

Global human rights codes of conduct

General Policy: We will generally support reasonable shareholder resolutions seeking a review of a company’s human rights standards and the establishment of global human rights policies, especially regarding company operations in conflict zones or areas of weak governance.

Disclosures

Mutual fund investing involves risk; principal loss is possible. There is no guarantee a Fund’s investment objectives will be achieved.

Before investing, carefully consider fund investment objectives, risks, charges and expenses. For this and other information that should be read carefully, please request a prospectus or summary prospectus from your financial advisor or Nuveen at 800-257-8787.

The investment advisory services, strategies and expertise of TIAA Investments, a division of Nuveen, are provided by Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC. Nuveen Securities, LLC, member FINRA and SIPC.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

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